UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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VEONEER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021 Annual Meeting of Stockholders and Proxy Statement

Creating Trust in Mobility

Veoneer, Inc. is a worldwide leader in automotive technology. Our purpose is to create trust in mobility. We design, manufacture and sell state-of-the-art software, hardware and systems for occupant protection, advanced driving assistance systems, and collaborative and automated driving to vehicle manufacturers globally. Headquartered in Stockholm, Sweden, Veoneer became an independent, publicly traded company in 2018, listed on the New York Stock Exchange and on the Nasdaq Stockholm.

March 29, 2021

Dear Veoneer Stockholder,

I am pleased to invite you to attend the 2021 Annual Meeting of the stockholders of Veoneer, Inc. to be held at 11:00 a.m., Eastern Time, on Monday, May 10, 2021. Veoneer is again conducting the Annual Meeting in a virtual only format, via live webcast. Veoneer expects to hold in-person meetings again in the future and will evaluate the appropriate format closer to the date of such meetings.

Information regarding the matters to be voted upon at this year’s Annual Meeting is included in the enclosed Notice of 2021 Annual Meeting of Stockholders and the Proxy Statement. There is no physical location for the Annual Meeting.

It is important that your shares are represented at the Annual Meeting. If you cannot attend the Annual Meeting you may vote by proxy on the Internet, by telephone or by filling out the proxy card and returning it in the envelope provided. Therefore, please provide your proxy by following the instructions provided in the Proxy Statement and in the Notice of Internet Availability of Proxy Materials.

A public news release announcing voting results will be published after the Annual Meeting.

The Veoneer, Inc. Annual Report for its fiscal year ended December 31, 2020 is being made available to stockholders with this Proxy Statement. Electronic versions of the Proxy Statement and the 2020 Annual Report are available at www.veoneer.com.

On behalf of the entire Board of Directors, thank you for your continued investment and support of Veoneer.

Sincerely,

Jan Carlson

Chairman of the Board of Directors,

President and Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

The 2021 Annual Meeting of Stockholders of Veoneer, Inc. will be held in a virtual only format, via live webcast on Monday, May 10, 2021 at 11:00 a.m. Eastern Time.

Stockholders of record can attend and participate in the Annual Meeting online, ask questions, vote and view Veoneer’s list of stockholders at www.meetingcenter.io/200181384 by using the password “VNE2021” and the stockholder’s assigned 15-digit Stockholder Control Number found on the Notice of Meeting and/or proxy card. There is no physical location for the Annual Meeting.

The items of business are:

1.	Election of three directors to the Board of Directors of Veoneer.
2.	Advisory vote to approve the compensation of our named executive officers.
3.	Approval of the Veoneer, Inc. 2021 Stock Incentive Plan.
4.	Ratification of the appointment of Ernst & Young AB as Veoneer’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date:

You are entitled to vote only if you were a Veoneer, Inc. stockholder as of the close of business on March 15, 2021.

Attendance:

Attendance at the Annual Meeting will be limited to Stockholders of Record and Beneficial Holders of Veoneer, Inc. common stock and Swedish Depository Receipts (SDRs) as of the record date, as well as invited guests of management. The meeting will be conducted pursuant to the Company’s Bylaws and rules of order prescribed by the Chairman of the Annual Meeting.

Availability and Mailing of Proxy Materials:

This Proxy Statement, the proxy card or the Notice of Internet Availability of Proxy Materials, as applicable, are first being mailed or made available to stockholders entitled to vote at the Annual Meeting on or about March 29, 2021.

By order of the Board of Directors of Veoneer, Inc.:

Lars Sjöbring

Executive Vice President, Legal Affairs

General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on Monday May 10, 2021

The Proxy Statement and the Annual Report to Stockholders are available at:

www.veoneer.com/investors

Proxy Summary

The following summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. As this is only a summary, we encourage you to read the entire Proxy Statement for more information about these topics prior to voting at the 2021 Annual Meeting.

2021 Annual Meeting of Stockholders
Time and Date:	Monday, May 10, 2021; 11:00 a.m. Eastern Time

Location:	www.meetingcenter.io/200181384 by using the password “VNE2021” and the Stockholder’s assigned 15-digit Stockholder Control Number.

Record Date:	Stockholders as of the close of business on March 15, 2021 are entitled to vote.

Admission:	Please see the instructions on the front page of this Proxy Statement.

Items of Business:

Meeting Agenda and Voting Matters

Proposal	Board’s Voting Recommendation	Page Reference
1. Election of three Class III directors to the Board of Directors of Veoneer for a term of three years.	FOR EACH NOMINEE	10
2. Advisory vote to approve the compensation of our named executive officers.	FOR	64

3. To consider and vote upon the approval of the Company’s 2021 Stock Incentive Plan.	FOR	65

4. Ratification of the Appointment of Ernst & Young AB as Veoneer’s Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2021.	FOR	72

Recent Corporate Governance and Compensation Developments:

As a result of engaging with our stockholders and keeping abreast of leading practices, we have taken actions with respect to certain corporate governance and compensation matters, including the following as further described in this proxy statement:

•	Proposing to eliminate the supermajority voting provisions in the Company’s restated certificate of incorporation at the 2020 Annual Meeting.

•	Proposing to eliminate the classified board structure at the 2020 Annual Meeting.

•

Revising compensation program in 2019 to create clear pay-for-performance alignment by requiring a majority of the long-term awards issued to our named executive officers be based on the achievement of performance goals.

•	Updating our compensation peer groups in the U.S. and Sweden to align more closely to our business type and size.

•	Implementing a “double-trigger” change-in-control acceleration provision for the long-term equity incentive awards granted to our executive officers in 2019.

1 – VEONEER, INC. 2021 PROXY STATEMENT

PROPOSAL 1

Election of Directors

Name	Age	Director Since	Independent	Committees	Other Current Public Co. Boards

Robert W. Alspaugh	74	2018	Yes	AC	1

Jan Carlson	60	2018	No		2

James R. Ringler	75	2018	Yes	CC, NCG	4

AC: Audit Committee    CC: Compensation Committee    NCG: Nominating and Corporate Governance Committee

The Board’s recommendation is that you vote “for” the election of each director.

Attendance:	Each director attended at least 95% of the aggregate Board and applicable Committee meetings while serving as a director in 2020.

Governance Highlights:	• 7 independent directors of 8 in total
• Independent Lead Director of the Board
• Diverse backgrounds, nationalities, professional experience and skills of directors
• Annual Board and Committee Self-Evaluations
• Non-management directors meet in executive session at least five times each fiscal year without management present
• Audit, Nominating and Corporate Governance and Compensation Committees are composed entirely of independent directors
• Stock Ownership Guidelines for Directors and Executive Officers
• Risk oversight by full Board and Committees
• Company policy against hedging, short-selling and pledging by Executive Officers

VEONEER, INC. 2021 PROXY STATEMENT – 2

PROPOSAL 2

Advisory Vote on Executive Compensation

We are requesting that our stockholders approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. Please see the Compensation Discussion and Analysis, Summary Compensation Table and other tables and disclosures beginning on page 50 of this Proxy Statement for a full discussion of our executive compensation program. The Board’s recommendation is to approve the executive compensation of our named executive officers.

The table below highlights the 2020 total direct compensation for each named executive officer:

Named Executive Officer	Salary ($) (1)	Annual Non-Equity Incentive Bonus (1)	Bonus (1)	Stock Awards ($)

Jan Carlson	1,794,862	2,308,009	1,000,000	642,479

Mats Backman²	740,175	666,158	—	344,816

Lars Sjöbring	747,979	523,585	—	247,165

Nishant Batra³	538,593	484,734	50,000	1,845,791

Matthias Bieler	594,508	525,251	214,513	299,989

(1) For currency exchange rates used, see footnote 1 to the Summary Compensation Table on page 50 of this Proxy Statement.

(2) Mr. Backman resigned as CFO effective March 1, 2021.

(3) Mr. Batra resigned as EVP and CTO effective January 15, 2021.

Compensation Governance Highlights:

•	The Compensation Committee is composed entirely of independent directors.

•	We have stock ownership guidelines for our executive officers, including the named executive officers, and our independent directors.

•	The Compensation Committee reviews total compensation calculations in connection with making compensation decisions.

•	Our equity plan prohibits the repricing of stock options without stockholder approval.

•

Since 2019, our equity awards include a change in control definition that requires the actual consummation of a corporate transaction, rather than just stockholder approval, avoiding an inadvertent “early trigger” of any change in control consequences should the transaction fail to close.

•	We have a compensation recoupment policy that requires current and former executives to return incentive compensation that is subsequently determined not to have been earned.

•	Long-term incentive awards granted in 2019 and forward have a ”double-trigger” change-in-control acceleration provision for awards that are assumed in connection with a change in control.

•	Change-in-control severance agreements for executive officers include double-trigger change-in-control severance benefits, rather than single-trigger arrangements.

•	We do not provide U.S. tax code Section 280G excise tax “gross ups.”

•	In 2019, the Compensation Committee implemented performance shares as part of the compensation program.

3 – VEONEER, INC. 2021 PROXY STATEMENT

PROPOSAL 3

Approval of the Veoneer, Inc. 2021 Stock Incentive Plan

As of March 1, 2021, there were approximately 1,568,491 shares of our common stock subject to out-standing awards under the the Company’s 2018 Stock Incentive Plan (the “2018 Plan”) and approximately 1,699,519 shares of our common stock reserved and available for future awards under the 2018 Plan. Without our stockholders’ approval of the 2021 Plan. the Company will not have adequate ability to continue to grant the variety of types of equity awards needed to remain competitive in the marketplace. Please see the proposal on page 65 of this Proxy Statement for a full discussion and material terms of the 2021 Plan.

It is important to understand that shares of common stock under the 2018 Plan are considered “subject to outstanding awards” in the amount necessary to allow the vesting of all current outstanding awards under the 2018 Plan assuming the continued employment of all plan participants and achievement of the highest possible level of performance for all performance-related awards, regardless of the likelihood of either outcome Thus, while we do not expect that all shares currently subject to the 2018 Plan will actually be issued to plan participants, we are obliged to allocate such shares while awards remain outstanding. If the 2021 Plan is approved, any shares underlying awards outstanding under the 2018 Plan as of March 1, 2021 that are subsequently forfeited will be available for issuance under the 2021 Plan. The Board’s recommendation is that you vote “for” the approval of the 2021 Plan.

PROPOSAL 4

Ratification of Appointment of Independent Registered Public Accounting Firm

We are requesting that our stockholders ratify the appointment of Ernst & Young AB as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board’s recommendation is that you ratify the appointment of Ernst & Young AB. Fees paid to our independent auditors over the past two years were as follows:

Type of Fees (Dollars in millions, USD)	2020	2019

Audit Fees	$5.6	$6.4

Audit-Related Fees	$0.1	$0.5

Tax Fees	$0.2	—

All Other Fees	—	—

Total	$5.9	$6.9

VEONEER, INC. 2021 PROXY STATEMENT – 4

Proxy Statement

Information Concerning Voting and Solicitation

Availability of Proxy Materials on the Internet

Our Board of Directors (the “Board”) has made this Proxy Statement and the Company’s Annual Report for the fiscal year ended December 31, 2020 available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting of Stockholders, to be held virtually on Monday, May 10, 2021 commencing at 10:00 a.m. Eastern Time, and at any adjournment thereof (the “2021 Annual Meeting” or the “Annual Meeting”).

General

The date of this Proxy Statement is March 29, 2021, the approximate date on which this Proxy Statement and proxy card are first being mailed and made available on the Internet to stockholders entitled to vote at the Annual Meeting. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 was publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2021.

Who Can Vote

You are entitled to vote at the Annual Meeting if you were a stockholder of record of our common stock as of the close of business on March 15, 2021 (the “Record Date”). Each stockholder is entitled to one vote for each share of our common stock held on the Record Date. Our stockholders do not have cumulative voting rights.

Shares Outstanding and Quorum

At the close of business on the Record Date, 111,787,652 shares of our common stock were outstanding and entitled to vote and no shares of our preferred stock were outstanding. A majority of the shares of our common stock issued and outstanding and entitled to vote as of the Record Date, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

How to Vote and Attend the Virtual Annual Meeting

How you vote and attend the virtual Annual Meeting is dependent on how you hold your shares. In all cases, if you wish to attend the Annual Meeting you will need to have a “Stockholder Control Number”. Below is a description of how you may vote and obtain a Stockholder Control Number depending on how you hold your shares:

I am a Stockholder of Record. I hold Veoneer, Inc. common stock directly through Computershare, Veoneer, Inc.’s Stock Transfer Agent.

Voting

You may vote by proxy on the Internet or by telephone by following the instructions provided in the Notice Regarding the Availability of Proxy Materials sent to you. If you request printed copies of the proxy materials by mail, or have a printed proxy card, you may also vote by filling out the proxy card and returning it in the envelope provided. We encourage you to vote prior to the Meeting to ensure your vote is properly received and counted.

Attending the Virtual Meeting

As a Stockholder of Record of Veoneer, Inc. Common Stock you are permitted to attend, vote and ask questions at the Virtual Annual Meeting. You may log in to the Annual Meeting using the 15-digit Stockholder Control Number included in your Notice Regarding the Availability of Proxy Materials, or on the instructions or proxy card that accompanied your printed proxy materials.

5 – VEONEER, INC. 2021 PROXY STATEMENT

I am a Beneficial Holder of Veoneer, Inc. Common Stock held in “Street Name” with a U.S. Intermediary, such as a bank, broker or other nominee.

Voting

Please refer to the instructions provided by your intermediary bank, broker or other nominee for voting your shares by proxy. We encourage you to vote prior to the Meeting to ensure your vote is properly received and counted.

Attending the Virtual Meeting

If you are a Beneficial Holder of Veoneer, Inc. Common Stock and wish to attend the Virtual Annual Meeting online by webcast you will need to obtain a Legal Proxy at least one week prior to the Meeting. To obtain a Legal Proxy you will need to: (1) obtain a proof of proxy power, or “legal proxy”, from the holder of record of your shares (the intermediary, bank, broker or other nominee); and (2) submit proof of such legal proxy (along with along with your name and email address) by sending an e-mail with your legal proxy document, to legalproxy@computershare.com. Requests for registration should have a subject line of “Legal Proxy” and be received no later than 5:00pm, Eastern Time, on May 4, 2021.

Upon completion of this process you will receive a confirmation email from Computershare of your assigned 15-digit Stockholder Control Number and registration for the Annual Meeting.

I am a Beneficial Holder of Veoneer, Inc. Swedish Depository Receipts (SDRs).

Voting

Holders of Veoneer’s SDRs are entitled to vote their shares of common stock of the Company underlying their SDRs as if they directly held the common stock of the Company. Therefore, each holder of SDRs is entitled to one vote for each share of common stock underlying each SDR held on the Record Date. We encourage you to vote prior to the meeting to ensure your vote is properly received and counted.

SDR Holders with Account with Euroclear

SDR holders registered on an account directly at Euroclear Sweden AB (“Euroclear”, the Swedish Central Securities Depository) or with a Swedish nominee, will receive a Notice Regarding the Availability of Proxy Materials by regular mail and are urged to vote over the Internet by following the instructionsset forth in the Notice.

SDR Holders through non-Swedish Nominees

SDR holders acting as non-Swedish nominees are urged to mail an information letter to their clients and to retrieve votes from their clients, aggregate these and vote for their clients using the ID Number and Code (and other actions) set forth in the Notice Regarding the Availability of Proxy Materials received by regular mail. If you are a client holding SDRs, we encourage you to contact your broker to vote.

Attending the Virtual Meeting

If you are a Beneficial Holder of Veoneer, Inc. SDRs and wish to attend the Virtual Annual Meeting you will need to obtain a Legal Proxy at least ten days prior to the meeting. To register you should send a request for a legal proxy and Stockholder Control Number to info@computershare.se. Requests should have a subject line of “Legal Proxy Veoneer” and reference the ID Number and Code written on your Notice Regarding the Availability of Proxy Materials and be received no later than 17:00, Central European Time, on April 30, 2021.

Upon completion of this process you will receive a confirmation email from Computershare with your Stockholder Control Number and registration confirmation for the Annual Meeting no later than 23.00, Central European Time, on May 7, 2021.

Please go to www.meetingcenter.io/200181384 for more information on the available voting options and registration instructions.

VEONEER, INC. 2021 PROXY STATEMENT – 6

Asking Questions at the Virtual Annual Meeting

All Stockholders, including Beneficial Holders of common stock and SDRs, may submit questions online in advance of, or during, the Annual Meeting. Stockholders may submit questions in advance of the meeting at www.meetingcenter.io/123456789 after logging in with their Stockholder Control Number.

We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the meeting rules of conduct. We reserve the right to edit any inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or the Company’s business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition in the interest of time and fairness to all stockholders.

How Your Shares Will Be Voted

If you properly complete your proxy card and send it to the Company prior to the taking of the vote at the Annual Meeting or submit your proxy electronically by Internet or by telephone before voting closes, your proxy (one of the individuals named in the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board:

(1)	to elect the director nominees listed in “Election of Directors;”
(2)	to approve the compensation of the Company’s named executive officers;
(3)	to approve the Company’s 2021 Stock Incentive Plan; and
(4)	to ratify the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Voting on Matters Not in Proxy Statement

The deadlines have passed (i) for stockholders to nominate directors for election to the Board and (ii) for other stockholder proposals to be brought before the Annual Meeting. Thus, only the Company may (i) substitute director nominees or (ii) bring other business before the Annual Meeting. The Company does not plan to substitute any director nominee, and the Company does not intend to raise any matter other than those described in this Proxy Statement at the Annual Meeting.

However, administrative and similar matters can arise at any Annual Meeting. To address such unforeseen matters, your proxy may exercise his or her discretion and authority to vote on such matters incident to the conduct of the Annual Meeting only. Note that this authority is significantly limited by applicable law, the proxy rules of the SEC, and the listing rules of the New York Stock Exchange (the “NYSE”).

Revoking Proxies or Changing Your Vote

Stockholders of Record may revoke their proxy and change their vote before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, which will be noted on your voting instructions, Stockholders of Record may change their votes via the Internet or by telephone (in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card with a later date. Stockholders of Record may also vote their shares at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to Veoneer prior to the Annual Meeting at the following address: Veoneer, Inc. Attn: Legal, Box 13089, SE-103 02 Stockholm, Sweden.

Non-Voting Shares, Abstentions and Broker “Non-Votes”

Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal, and broker “non-votes”, will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Brokers do not have discretionary authority to vote

7 – VEONEER, INC. 2021 PROXY STATEMENT

on Proposals 1-3 set forth below. Brokers generally have discretionary authority to vote on Proposal 4 set forth below.

Vote Required to Approve Each Proposal at the Annual Meeting

The following summary describes the vote required to approve each of the proposals at the 2021 Annual Meeting.

Proposal 1:

Directors will be elected by a majority of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote (meaning that the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Pursuant to the Veoneer Corporate Governance Guidelines, if a director nominee in an uncontested election fails to receive the approval of a majority of the votes cast on his or her election by the stockholders, the nominee shall, within five days following certification of the stockholder vote, offer his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee (which will exclude any director who is required to offer his or her resignation) shall consider all relevant factors and decide on behalf of the Board the action to be taken with respect to such offered resignation and will determine whether to accept or reject the resignation. The Company will publicly disclose the Board’s decision with regard to any resignation offered under these circumstances with an explanation of how the decision was reached, including, if applicable, the reasons for rejecting the offered resignation. Abstentions and broker non-votes will have no effect on the election of directors.

Proposal 2:

The non-binding resolution to approve the compensation of the Company’s named executive officers requires the affirmative vote of at least a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

Proposal 3:

The proposal to approve the Veoneer, Inc. 2021 Stock Incentive Plan requires the affirmative vote of at least a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

Proposal 4:

The ratification of the appointment of Ernst & Young AB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of at least a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as a vote against the ratification. Although brokers have discretionary authority to vote on the ratification, if a broker submits a non-vote, it will not be counted for purposes of the ratification but will be counted for the purpose of establishing a quorum.

Any other proposal brought before the Annual Meeting (if any) will be decided by a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Consequently, abstentions will have the same effect as a vote against the matter and broker non-votes will have no effect on determining the outcome of the matter.

Technical Difficulties Accessing the Virtual Annual Meeting

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page at www.meetingcenter.io/200181384 will provide further assistance should you need it or you may call 1-888-724-2416 or 781-575-2748.

VEONEER, INC. 2021 PROXY STATEMENT – 8

Principal Executive Offices

The Company’s mailing address is Veoneer, Inc., Box 13089, SE103 02 Stockholm, Sweden, and its principal executive offices are located at Klarabergsviadukten 70, Section C, 6th floor, Stockholm, Sweden SE-111 64. The Company’s telephone number is +46 8 527 762 00.

Solicitation of Proxies

The Company, on behalf of the Board, is soliciting the proxies and will bear the cost of the solicitation of proxies. In addition to solicitation over the Internet and by mail, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of our common stock and obtaining their proxies. Certain directors, officers and other employees of the Company, not specifically employed for this purpose, may solicit proxies, without additional remuneration, by personal interview, mail, telephone, facsimile or electronic mail. In addition, the Company has retained Georgeson LLC to assist in the solicitation of proxies for a fee of USD $14,500, plus expenses.

9 – VEONEER, INC. 2021 PROXY STATEMENT

Proposal 1

Election Of Directors

The Company’s bylaws (the “Bylaws”) provide that the size of the Board shall be fixed from time to time exclusively by the Board. The Board has currently fixed the size of the Board at eight. The Board currently consists of eight members divided into three classes. The directors designated in the third class have terms expiring at the 2021 annual meeting of stockholders (Class III); the directors designated in the first class have terms expiring at the 2022 annual meeting of stockholders (Class I); and the directors designated in the second class have terms expiring at the 2023 Annual Meeting of stockholders (Class II). Each director will be elected at such meetings to serve a term of three years, with each director’s term to expire at the annual meeting held three years after the director’s election.

Robert W. Alspaugh, Jan Carlson and James R. Ringler, whose present terms will expire at the time of the 2021 Annual Meeting, are nominees for election as Class III directors at the 2021 Annual Meeting. If elected, each of the above nominees would serve until the 2024 annual meeting of stockholders and until his or her successor is elected and qualified, or until his earlier retirement, resignation, disqualification, removal or death. If any director nominee should become unavailable for election prior to the 2021 Annual Meeting, an event that currently is not anticipated by the Board, either the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board or the number of directors may be reduced accordingly. Each nominee has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

VEONEER, INC. 2021 PROXY STATEMENT – 10

Nominees for Director at the 2021 Annual Meeting

The Board and the Nominating and Corporate Governance Committee believe that the nominees, together with the continuing directors, possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management. Included in each director nominee’s biography below is an assessment of each of their specific qualifications, attributes, skills and experience.

Robert W. Alspaugh

Director Since: June 29, 2018

Qualifications: Mr. Alspaugh brings his technical skills and knowledge gained through his extensive global business experience to the Board.

Current Other Public Directorships: Triton International Ltd.

Age: 74

Mr. Alspaugh had a 36-year career with KPMG serving in a number of roles, including as the senior partner for a diverse array of companies across a broad range of industries. He has worked with global companies in Europe and Japan, in addition to those headquartered in the U.S. Alspaugh also serves on the board of directors of Triton International Ltd., which is a public company, and DSGI Technologies, Inc., a private company. Mr. Alspaugh served on the board of Autoliv, Inc. from 2006 until the Spin-off. Mr. Alspaugh has a BBA degree, summa cum laude, in Accounting, from Baylor University.

Jan Carlson

Director Since: April 1, 2018

Qualifications: Mr. Carlson brings his extensive knowledge of Veoneer’s operations, business and industry to the Board and Mr. Carlson’s role as Chief Executive Officer of Veoneer provides the Board with inside into the day-to-day operations of the Company.

Current Other Public Directorships: Autoliv, Inc. and Telefonaktiebolaget LM Ericsson

Age: 60

Mr. Carlson has been the Chairman of the Board of Veoneer since the Spin-off and President and Chief Executive Officer of Veoneer since April 1, 2018. Before the Spin-off, Mr. Carlson served as the President and Chief Executive Officer of Autoliv since April 1, 2007. Mr. Carlson joined Autoliv in 1999 as President of Autoliv Electronics and later served as Vice President, Engineering and a member of Autoliv’s Executive Committee. Mr. Carlson was appointed Chairman of the board of directors of Autoliv in May 2014 and continues to serve in that role. Mr. Carlson has served on the board of directors of Telefonaktiebolaget LM Ericsson since February 2017. Mr. Carlson has a Master of Science degree in Physics and Electrical Engineering from the University of Linköping in Sweden and was appointed Technology Honorary Doctorate by the University in May 2018.

James M. Ringler

Director Since: April 1, 2018

Qualifications: Mr. Ringler brings to the Board his business and management experience in multiple executive positions at Premark International, Inc. and Illinois Tool Works and his deep knowledge of manufacturing, technology and corporate governance gained through his extensive service on the boards of directors of public companies in a wide variety of industries.

Current Other Public Directorships: Autoliv, Inc., TechnipFMC plc, JBT Corporation and Teradata Corporation.

Age: 75

Mr. Ringler served as Vice Chairman of Illinois Tool Works Inc. between 1999 and 2004. Prior to joining Illinois Tool Works, Mr. Ringler served in a number of executive positions at Premark International, Inc. including as Chairman, President and Chief Executive Officer until the company merged with Illinois Tool Works in 1999. Mr. Ringler has been a director of Autoliv, Inc. since 2002 and also serves on the board of directors of TechnipFMC plc, JBT Corporation, and Teradata Corporation. Mr. Ringler intends to retire from the boards of both Autoliv, Inc., and Teradata Corporation and will not stand for re-election at their respective 2021 annual stockholder meetings currently scheduled for May 2021. Mr. Ringler holds a Bachelor of Science degree in Business Administration and an M.B.A. degree in Finance from the State University of New York.

11 – VEONEER, INC. 2021 PROXY STATEMENT

Directors Continuing in Office With Terms

Expiring at the 2022 Annual Meeting

Mark Durcan

Director Since: June 29, 2018

Qualifications: Mr. Durcan is a seasoned business executive who brings demonstrated skill in the areas of strategic planning, semiconductor technology, finance and corporate governance to the Board.

Current Other Public Directorships: Advanced Micro Devices, Inc., AmerisourceBergen Corporation, and ASML Holding NV.

Age: 59

Mr. Durcan served as Chief Executive Officer of Micron Technology, Inc., a memory and storage solutions company, from February 2012 until May 2017. Mr. Durcan joined Micron Technology in 1984 and held a variety of senior leadership positions at the company, including President and Chief Operating Officer from June 2007 to February 2012, Chief Operating Officer from February 2006 to 2007 and Chief Technical Officer from 1998 to February 2006. Mr. Durcan has been a member of the board of directors of Advanced Micro Devices, Inc. since October 2017, a director of St. Luke’s Health System of Idaho since February 2017 and a director of AmerisourceBergen Corporation since September 2015 and a member of the Supervisory Board of ASML Holding NV, a manufacturer of chip-making equipment, since April 2020. Mr. Durcan also served on the board of the Semiconductor Industry Association from 2011 to 2017. Mr. Durcan holds a Bachelor of Science and Master of Chemical Engineering degree from Rice University, and is currently a member of its Board of Trustees.

Jonas Synnergren

Director Since: June 29, 2018

Qualifications: The Board benefits from Mr. Synnergren’s deep knowledge of capital markets, mergers and acquisitions and investment expertise.

Current Other Public Directorships: Nordea

Age: 43

Since 2009, Mr. Synnergren has been a partner at Cevian Capital AB, investment advisor to the international investment firm, Cevian Capital since 2009 and was promoted to Senior Partner in 2020. Mr. Synnergren joined Cevian in 2007 and has been head of Cevian’s Swedish office since 2012. In 2006 Mr. Synnergren was Interim CEO and Head of Investor Relations and Business Development of Svalan Konsortier AB, a Swedish Real Estate fund based in Stockholm. From 2000 to 2006, Mr. Synnergren worked for the Boston Consulting Group, ultimately as a Project Leader, where he led projects related to strategy, organization and operational efficiency including IT-related assignments. During his time with the Boston Consulting Group, Mr. Synnergren’s main focus was financial services. Mr. Synnergren served on the board of directors of Tieto Corporation, a Finnish IT software and services company from 2012 through early 2019. Mr. Synnergren has served on the board of directors of Nordea, a Nordic bank headquartered in Finland, since May 28, 2020. Mr. Synnergren has also served on the Nomination Committee of Ericsson, a Swedish telecom equipment company since 2019. Mr. Synnergren served on the Nomination Board of Metso, a Finnish industry machinery company, from 2014 to 2016. Mr. Synnergren has a Master of Science in Economics and Business from the Stockholm School of Economics, including studying at HEC Paris.

Mr. Synnergren was initially appointed as a director of the Company pursuant to the terms of a Cooperation Agreement between the Company and Cevian Capital II GP Limited (“Cevian”), and its affiliates (the “Cooperation Agreement”), as described below under “Relationships and Related Party Transactions – Stockholder Agreements- Cooperation Agreement with Cevian Capital II GP Limited”. As of the date of this Proxy Statement, Cevian owns at least 8% of the outstanding common stock of the Company. Pursuant to the terms of the Cooperation Agreement, Mr. Synnergren has agreed to offer his resignation from the Board if Cevian no longer owns at least 8% of the then-outstanding shares of common stock of Veoneer.

VEONEER, INC. 2021 PROXY STATEMENT – 12

Directors Continuing in Office With Terms

Expiring at the 2023 Annual Meeting

Mary Louise Cummings

Director Since: June 29, 2018

Qualifications: As a well-known and well-reputed thought leader in engineering the interface between humans and machines, including semi-automated collaboration and full automation.

Age: 54

Since 2014, Dr. Cummings has been a professor at Duke University in the Department of Electrical and Computer Engineering as well as in the Departments of Mechanical Engineering and Materials Science and Computer Science 2014. Dr. Cummings is also the director of the Humans and Autonomy Laboratory at Duke. From 2003 to 2013, Dr. Cummings was an associate professor at the Massachusetts Institute of Technology (MIT), with appointments in the Department of Aeronautics and Astronautics and in the Engineering Systems Division. She also held an appointment with the MIT Computer Science and Artificial Intelligence Laboratory and directed the Humans and Automation Laboratory. Her previous teaching experience includes instructing for the U.S. Navy at Pennsylvania State University and as an assistant professor for the Virginia Tech Engineering Fundamentals Division. From 1988 to 1999, Dr. Cummings served as a U.S. naval officer and military pilot, earning the rank of lieutenant, and was one of the Navy’s first female fighter pilots. Dr. Cummings received her Bachelor of Science in Mathematics from the U.S. Naval Academy, her Master of Science in Space Systems Engineering from the Naval Postgraduate School, and her Ph.D. in Systems Engineering from the University of Virginia.

Kazuhiko Sakamoto

Director Since: June 29, 2018

Qualifications: Mr. Sakamoto brings to the Board a unique set of skills and insights gained through his extensive business experience in both Asia and North America.

Age: 75

Mr. Sakamoto has served as an outside auditor of Zenitaka Corporation, a midsized construction company listed on the Tokyo Stock Exchange since 2016. Mr. Sakamoto previously served in a number of senior executive roles at Marubeni Corporation, one of Japan’s leading general trading houses, and Marubeni Construction Material Lease Co. Ltd., a company affiliated with Marubeni Corporation over the course of 40 years Mr. Sakamoto served as a director of Autoliv, Inc. from 2007 until the Spin-off (as defined below). He has a degree from the Keio University attended the Harvard University Research Institute for International Affairs.

Wolfgang Ziebart

Director Since: June 29, 2018

Qualifications: Dr. Ziebart brings to the Board his extensive knowledge of the automotive industry gained through his years of experience, including in particular with engineering and development.

Current Other Public Directorships:

Nordex SE

Age: 71

Dr. Ziebart had a distinguished career with BMW beginning in 1977 which took him to the Board of Management, where he was responsible for R&D and Purchasing. From 2000 to 2004 he was Member of the Board of Management of automotive supplier Continental, where he was in charge of the electronics and the brake business. Between 2004 and 2008, he was President and CEO of Infineon Technologies AG, a global semiconductor and system solutions provider listed on the Frankfurt Stock Exchange. Dr. Ziebart was also previously employed by Jaguar Land Rover where he served in a consulting role related to product development. Dr. Ziebart serves on the Supervisory Board of Webasto SE, an automotive supplier mainly for body systems, and is the Chairman of the Supervisory Board of Nordex SE, a wind turbine manufacturer. Dr. Ziebart served as a director of Autoliv, Inc. from 2008 to 2013 and from December 2015 until the Spin-off. Dr. Ziebart holds a doctorate degree in mechanical engineering from the Technical University of Munich in Germany.

13 – VEONEER, INC. 2021 PROXY STATEMENT

Corporate Governance

The Spin-off

On June 29, 2018 (the “Spin-off Effective Date”), Veoneer, Inc. became an independent, publicly traded company as a result of the separation of the Electronics segment from Autoliv, Inc. The separation was completed in the form of a pro rata distribution on the Spin-off Effective Date (the “Spin-off”) of 100% of the outstanding shares of common stock of Veoneer held by Autoliv to Autoliv common stockholders of record on June 12, 2018. On July 2, 2018, Veoneer, Inc. common stock began “regular way” trading on the New York Stock Exchange under the ticker symbol “VNE” and its SDRs began trading on Nasdaq Stockholm under the symbol “VNE SDB.” Following the Spin-off, Veoneer and Autoliv operate independently, although we have entered into certain material agreements with Autoliv in connection with the Spin-off. See “Relationships and Related Party Transactions—Transactions with Autoliv in Connection with the Spin-off” beginning on 33 of this Proxy Statement for a description of these agreements. See the full agreements, filed with the SEC as exhibits to our periodic reports, for additional details.

Board Independence

The Board has determined that all current directors except Mr. Carlson are independent directors under the applicable rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC. In making its independence determinations, the Board reviewed (i) information regarding relevant relationships, arrangements or transactions between the Company and each director or parties affiliated with such director, (ii) Company records and (iii) publicly available information.

Stockholder Engagement Efforts

The Company engages with the Company’s stockholders throughout the year to ensure that management and the Board understand and focus on the issues that matter most to them, to solicit their views and feedback on various matters and to provide perspective on the Company’s policies and practices. During early 2020, members of the Company’s management met with a number of the Company’s stockholders to listen to their questions and concerns and discuss a variety of topics, including our business, strategy, markets and industry as well as our governance practices, compensation framework and sustainability efforts.

Exclusive Forum

At the Company’s 2019 annual general meeting of stockholders, the Company asked its stockholders whether it should retain its exclusive forum provision in its Restated Certificate of Incorporation. In response to its proposal, a majority of stockholders voting at the 2019 annual meeting voted for the

VEONEER, INC. 2021 PROXY STATEMENT – 14

Company to retain its exclusive forum provision. Notwithstanding the outcome of the vote, the Board considered whether it was appropriate to continue to maintain the exclusive forum provision. After additional consideration, the Board determined to follow the recommendation of its stockholders and retain the exclusive forum provision in its Restated Certificate of Incorporation. The Board believes that the exclusive forum provision is an important element of the Company’s governance structure to provide increased consistency in the application of Delaware law for specified intra-corporate disputes and continues to be in the best interests of the Company and its stockholders.

Classified Board and Supermajority Voting Provisions

At the Company’s 2019 annual meeting, the Company asked its stockholders to vote, on non-binding basis, whether it should retain the classified board structure. In response to its proposal, a majority of stockholders voting at the 2019 annual meeting voted for the Company to retain the classified board structure.

After consulting with our stockholders following the 2019 annual meeting and considering ongoing trends in corporate governance, our Board reconsidered its position on retaining its classified structure and recommended that the stockholders approve amendments to the Company’s Restated Certificate of Incorporation at the Company’s 2020 annual general meeting of stockholders to (i) eliminate the classification of the Board and to provide for the annual election of all directors and (ii) to eliminate the supermajority voting provisions. Despite increased stockholder engagement efforts by management to encourage stockholders to vote at the 2020 annual meeting, neither of these proposals received the required level of approval at the 2020 annual meeting. The approval of both of these proposals required the affirmative vote of not less than 80% of the then outstanding shares of the Company entitled to vote at the 2020 annual meeting.

The Company continued to engage with stockholders regarding these governance practices during the remainder of 2020 and based on feedback from the stockholders does not believe that these items are current priorities of our stockholders. The Company will continue to engage with its stockholders regarding these governance practices and will consider recommending such amendments in the future.

Director Tenure and Retirement Age Policy

It is the general policy of the Company that a director who has attained the age of 75 years during his or her term will not stand for re-election at the next annual meeting of stockholders at which such director stands for re-election.

In connection with director nomination recommendations, the Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will consider the average and individual tenures of directors, with the goal of maintaining an appropriate balance of new perspectives and longer-term expertise. An individual director’s re-nomination is dependent upon such director’s performance evaluation, as well as a suitability review, each to be conducted by the Nominating and Corporate Governance Committee in connection with each director nomination recommendation.

After considering Mr. Ringler’s contributions as a member of the Board, as well as his expertise and knowledge of the automotive industry and manufacturing and technology companies and corporate governance matters, the Nominating and Corporate Governance Committee concluded that Mr. Ringler’s continued service as a director was in the best interests of the Company and its stockholders. Accordingly, the Nominating and Corporate Governance Committee recommended to the Board that it waive the retirement age policy to permit Mr. Ringler to stand for re-election at the 2021 Annual Meeting. The Board concurred with the Nominating and Corporate Governance Committee and approved Mr. Ringler’s re-nomination. If Mr. Ringler is re-elected at the 2021 Annual Meeting, the waiver will allow him to serve as a director of the Company until his term expires at the 2024 annual meeting.

15 – VEONEER, INC. 2021 PROXY STATEMENT

Board Leadership Structure and Risk Oversight

Board Leadership

The Board is responsible for selecting the Company’s Chairman of the Board (the “Chairman”) and Chief Executive Officer (the “CEO”). The Bylaws and the Company’s Corporate Governance Guidelines do not require the separation of the positions of the Chairman and the CEO. The Corporate Governance Guidelines permit the Board to determine the most appropriate leadership structure for the Company at any given time and give the Board the ability to choose a Chairman that it deems best for the Company.

Jan Carlson currently serves as the Chairman, in addition to his role as President and CEO. The Board believes the combined role of CEO and Chairman under Mr. Carlson is the appropriate leadership structure for the Company at this time. Combining the CEO and Chairman roles under Mr. Carlson provides efficient and effective decision-making and unified leadership for the Company, with a single person setting the tone for management of the Company. Mr. Carlson is well-suited to serve in the Chairman role because his familiarity with the Company’s business enables him to effectively lead the Board in its discussion, consideration and execution of the Company’s strategy. The Board believes that combining the CEO and Chairman roles under Mr. Carlson facilitates the flow of information between the Board and the Company’s management and better enables the Board to fulfill its oversight role.

In considering its leadership structure, the Board believes that the combined roles of Chairman and CEO are appropriately balanced by the designation of a Lead Independent Director. James M. Ringler has served as our Lead Independent directors since the Spin-off and was re-appointed again by the Board in February 2021 to serve as the principal liaison between the Chairman and the other independent directors and to provide independent leadership of the Board’s affairs on behalf of the Company’s stockholders. Mr. Ringler presides over the executive sessions of the independent directors. The Lead Independent Director has the following duties and responsibilities:

•	Presides at all meetings of the Board at which the Chairman is not present, including chairing any executive sessions of the independent and non-management directors;
•	Serves as liaison between the independent and non-management directors and the Chairman;
•	Has the authority to call meetings of the independent and non-management directors;
•

Approves meeting agendas of the full Board after they are prepared by the Chairman, assures that there is sufficient time for discussion of all agenda items, and facilitates approval of the number and frequency of Board meetings;

•

Is regularly apprised of inquiries from stockholders and involved in correspondence responding to these inquiries when appropriate, and if requested by stockholders, ensures that he or she is available, when appropriate, for consultation and direct communication;

•

Assists the Nominating and Corporate Governance Committee in its annual evaluation of the CEO’s effectiveness as Chairman and CEO, including an annual evaluation of his or her interactions with the directors and ability to provide leadership and direction to the full Board; and

•	Approves information sent to the Board, including the quality and timeliness of such information.

Risk Oversight

The Board is responsible for the oversight of risk management of the Company with various aspects of risk oversight delegated to its committees. The Audit Committee is responsible for monitoring legal, regulatory and financial risk, including those related to ethics practices and information technology and security, as well as discussing risk oversight and management as part of its obligations under the NYSE’s listing standards. The Compensation Committee oversees the Company’s succession planning programs and policies related to recruiting and retaining management. In its meetings, the Board receives reports from various Board committees and management, including the CEO and the Company’s Chief Financial Officer (“CFO”) regarding the main strategic, operational and financial risks the Company is facing and the steps that management is taking to address and mitigate such risks. Additionally, the Board will receive periodic risk-related updates from other members of management as necessary.

VEONEER, INC. 2021 PROXY STATEMENT – 16

The Compensation Committee has reviewed with management the design and operation of our incentive compensation arrangements for senior management, including executive officers, for the purpose of determining whether such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. The Compensation Committee considered, among other things, the features of the Company’s compensation program that are designed to mitigate compensation-related risk, such as the performance objectives and target levels for incentive awards (which are based on overall Company performance), and the Company’s compensation recoupment policy. The Compensation Committee concluded that any risks arising from the Company’s compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company. For additional information regarding compensation risk, see page 43 of this Proxy Statement.

The Nominating and Corporate Governance Committee oversees and monitors the Company’s sustainability, corporate social responsibility and corporate citizenship policies, programs and initiatives and any risks related thereto and receives periodic reports from management of any such risks.

Board Meetings

The Board met twelve times during the year ended December 31, 2020 and took action by written consent three times. All directors serving during 2020 participated in at least 95% of the total number of meetings of the Board and committees on which they served. The independent directors met in executive session, without management participating, a total of nine times in 2020. For 2021, the Board and each committee plan to hold a customary number of meetings commensurate with its responsibilities.

Board Compensation

Directors who are employees of the Company or any of its subsidiaries do not receive separate compensation for service on the Board or its committees. Non-employee directors receive an annual board base retainer, which is higher for a Non-employee Chairman of the Board (which we do not currently have). The Committee chairs and the Lead Independent Director each receive an annual supplemental retainer as compensation in addition to the annual base retainer for their commitments. Board compensation was reviewed in 2020 and based on input from the Compensation Committee’s independent advisor, Frederic W. Cook Co., Inc., the compensation level was determined to remain at the same level for 2020.

Our Non-employee Director Compensation Policy provides for quarterly cash payments in advance for a service year that runs from annual meeting to annual meeting and provides that one-half of the annual base retainer will be paid in the form of restricted stock units (“RSUs”), which will be granted on the date of the annual meeting and will vest on the earlier of (a) the date of the next annual meeting or (b) the one-year anniversary of the grant date. Our Non-employee Director Stock Ownership Policy requires each Non-employee director to acquire and hold shares of the Company’s common stock in an amount equivalent to five times the cash component of the annual Board retainer, with five years for the existing Non-employee directors to reach the new ownership requirements.

Non-employee directors’ compensation levels are as described below:

Annual Base Retainer

All Non-employee Directors other than Chairman	$240,000

Non-employee Chairman	$390,000

Lead Independent Director Annual Supplemental Retainer	$40,000
Committee Chair Annual Supplemental Retainers

Audit Committee	$30,000

Compensation Committee	$20,000

Nominating and Corporate Governance Committee	$20,000

17 – VEONEER, INC. 2021 PROXY STATEMENT

2020 Director Compensation

The following table sets forth the compensation that our Non-employee directors earned or were paid during the year ended December 31, 2020 for services rendered as members of our Board during 2020:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)	Total ($)

Robert W. Alspaugh	150,000	120,000	270,000

Mary Louise Cummings	120,000	120,000	240,000

Mark Durcan	120,000	120,000	240,000

James M. Ringler	180,000	120,000	300,000

Kazuhiko Sakamoto	120,000	120,000	240,000

Jonas Synnergren	120,000	120,000	240,000

Wolfgang Ziebart	140,000	120,000	260,000

(1)	The cash portion of director compensation is set in USD and converted to the director’s local currency, as applicable, at the then-current exchange rate on the date of payment.
(2)

Reflects the grant date fair value calculated in accordance with FASB Topic 718 of 12,605 RSUs granted on May 6, 2020, which RSUs will vest in one installment on the earlier of the date of the 2021 Annual Meeting of stockholders or May 6, 2021, provided that the Non-employee director remains in service on the vesting date, subject to certain exceptions.

(3)

As of December 31, 2020, each of our Non-employee directors held the following number of outstanding unvested RSUs: Mr. Alspaugh, 12,605; Dr. Cummings, 12,605; Mr. Durcan, 12,605; Mr. Ringler, 12,605; Mr. Sakamoto, 12,605; Mr. Synnergren, 12,605; and Dr. Ziebart, 12,605.

Corporate Governance Guidelines and Code of Conduct and Ethics

The Board has adopted Corporate Governance Guidelines to guide the Board in the exercise of its responsibilities and a Code of Conduct and Ethics for Directors to assist the individual directors in fulfilling their duties as members of the Board. The Company also has Standards of Business Conduct and Ethics that apply to all employees of the Company and a Code of Conduct and Ethics for Senior Officers (the Code of Conduct and Ethics for Directors, Code of Conduct and Ethics for Senior Officers and Standards of Business Conduct and Ethics are collectively referred to herein as the “Codes”).

The Company has also adopted a written policy regarding related person transactions (the “Related Person Transactions Policy”). The Company’s Corporate Governance Guidelines, the Codes and the Related Person Transactions Policy, and any amendments or waivers related thereto, are posted on the Company’s website at www.Veoneer.com – Who we are – Governance, and can also be obtained from the Company in print by request using the contact information below.

Policy on Attending the Annual Meeting

Under the Company’s Corporate Governance Guidelines, the Company’s policy is for all directors to attend the Annual Meeting. All of our directors attended the 2020 annual meeting of stockholders.

Communicating with the Board

Any stockholder or other interested party who desires to communicate with the Board, the lead independent director or the independent directors regarding the Company can do so by writing to such person(s) at the following address:

Board/Independent Directors

c/o Executive Vice President Legal Affairs

Veoneer, Inc., Box 13089

SE-103 02 Stockholm, Sweden

E-mail: legal.affairs@Veoneer.com

Such communications will be distributed, if appropriate, to the specific director(s) requested by the

VEONEER, INC. 2021 PROXY STATEMENT – 18

stockholder or interested party, to the Board or to sessions of independent directors as a group. At the direction of the Board, our Legal Department will initially receive and process communications before forwarding them to the addressee, and generally will not forward a communication unless it is related to the duties and responsibilities of the Board.

Committees of the Board

There are three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board has determined that all members of the Audit, the Compensation, and the Nominating Corporate Governance Committees qualify as independent directors under the applicable rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC. While no formal policy exists regarding the attendance of the CEO and the Chairman at committee meetings, the practice of the Board is to invite the CEO and the Chairman to attend each committee meeting and excuse them when matters relating to them are discussed. The Lead Independent Director is also invited to attend all committee meetings. The following table shows the composition of the committees of the Board:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Robert W. Alspaugh (Chair)	James M. Ringler (Chair)	Wolfgang Ziebart (Chair)

Mary Louise Cummings	Mark Durcan	James M. Ringler

Wolfgang Ziebart	Kazuhiko Sakamoto	Jonas Synnergren

The Audit Committee

The Audit Committee appoints, subject to stockholder ratification, the Company’s independent auditors and is responsible for the compensation, retention and oversight of the work of the independent auditors and for any special assignments given to such auditors. The Audit Committee reviews the independence of the independent auditors and considers whether there should be a regular rotation of the independent auditors. In addition, the Audit Committee evaluates the lead audit partner’s qualifications and performance. The Audit Committee also evaluates the selection of the lead audit partner, including his or her qualifications and performance. The Audit Committee also (i) reviews the annual audit and its scope, including the results of the independent auditors’ audit and management’s responses thereto; (ii) reviews the performance of the independent auditors, including the lead partner; (iii) approves any non-audit services provided to the Company by its independent auditors; (iv) reviews possible violations of the Company’s business ethics and conflicts of interest policies; (v) reviews any major accounting changes made or contemplated; (vi) reviews the effectiveness and efficiency of the Company’s internal audit staff; and (vii) monitors legal, regulatory and financial risk, including those related to ethics practices and information technology (including cybersecurity), as well as discusses risk oversight and management as part of its obligations under the NYSE’s listing standards. In addition, the Audit Committee confirms that no restrictions have been imposed by Company personnel on the scope of the independent auditors’ examinations. The Audit Committee is also responsible for the review and approval of related person transactions. Members of this committee are Mr. Alspaugh (Chairman) Dr. Cummings and Dr.  Ziebart. The Audit Committee met eight times in 2020.

The Compensation Committee

The Compensation Committee advises the Board with respect to the compensation to be paid to the directors and executive officers of the Company and is responsible for approving the terms of contracts to be entered into with the senior executives of the Company. The committee also administers the Company’s cash and stock incentive plans and reviews and discusses with management the Company’s Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement. The committee also oversees the Company’s human capital management, including executive succession planning, leadership development, diversity and inclusion, and pay equality. Members of this committee are Mr. Ringler (Chairman), Mr. Durcan and Mr. Sakamoto. The Compensation Committee met seven times in 2020.

19 – VEONEER, INC. 2021 PROXY STATEMENT

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends individuals qualified to serve as members of the Board and assists the Board by reviewing the composition of the Board and its committees, monitoring a process to assess Board effectiveness, and developing and implementing the Company’s Corporate Governance Guidelines. The committee also oversees the Company’s sustainability, corporate social responsibility and corporate citizenship policies and practices and reviews the Company’s disclosure containing significant information relating to matters within the committee’s mandate. As further described below, the Nominating and Corporate Governance Committee will consider stockholder nominees for election to the Board if timely advance written notice of such nominees is received by the Secretary of the Company at its principal executive offices in accordance with the Bylaws, a copy of which may be obtained by written request to the Company’s Secretary or on the Company’s website at www.Veoneer.com – Who we are – Governance. Members of this committee are Dr. Ziebart (Chairman) and Messrs. Ringler and Synnergren. The Nominating and Corporate Governance Committee met five times in 2020.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.

The Audit Committee acts pursuant to a written charter. The committee’s current charter is posted on the Company’s website at www.Veoneer.com – Who we are – Board of Directors – Committees, and can also be obtained free of charge in print by request from the Company using the contact information below. Each member of the Audit Committee is “independent” as defined in, and is qualified to serve on the committee pursuant to, the rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC. Each member is financially literate and Mr. Alspaugh has been determined by the Board to qualify as an “audit committee financial expert” as defined by the SEC. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the Company’s management and independent auditors. The Company’s management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the U.S.

The Audit Committee discussed with the independent auditors the matters required to be discussed under the applicable Public Company Accounting Oversight Board (“PCAOB”) auditing standards and SEC regulations. In addition, the Company’s independent auditors provided to the Audit Committee the written disclosures required by the PCAOB’s applicable requirements regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditors the independent auditors’ independence. The Audit Committee reviews and oversees the independence of the independent auditors and has concluded that the independent auditors’ provision of non-audit services to the Company is compatible with the independent auditors’ independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

The Audit Committee can be contacted regarding accounting, internal accounting controls, or auditing matters as follows:

The Audit Committee

c/o Executive Vice President Legal Affairs

Veoneer, Inc., Box 13089

SE-103 02 Stockholm, Sweden

E-mail: legal.affairs@Veoneer.com

VEONEER, INC. 2021 PROXY STATEMENT – 20

The Chairman of the committee receives all such communications after it has been determined by our legal department that the content represents a message related to the duties and responsibilities of the committee.

Robert W. Alspaugh, Chairman

Mary Louise Cummings

Wolfgang Ziebart

Nominating and Corporate Governance Committee Report

The Nominating and Corporate Governance Committee of the Board is responsible for identifying and recommending to the Board individuals who are qualified to serve as directors of the Company and on committees of the Board. The Nominating and Corporate Governance Committee further advises the Board on composition and procedures of committees and is responsible for maintaining the Company’s Corporate Governance Guidelines, overseeing the Company’s sustainability, corporate social responsibility and corporate citizenship policies and practices, and overseeing the evaluation of the Board and its committees and members of the Company’s management.

The Nominating and Corporate Governance Committee acts pursuant to a written charter. A copy of the committee’s charter is available on the Company’s website at www.Veoneer.com – Who we are – Board of Directors – Committees and can also be obtained free of charge in print by request from the Company using the contact information below. Each of the members of the committee is “independent” as defined in, and is qualified to serve on the committee pursuant to, the applicable rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC.

The Nominating and Corporate Governance Committee considered and recommended that Messrs. Alspaugh, Carlson and Ringler and be nominated for election by the stockholders at the Annual Meeting. Messrs. Alspaugh and Ringler are each “independent” as defined in the applicable rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC.

The Nominating and Corporate Governance Committee will consider a director candidate nominated by a stockholder provided such nomination is submitted to the committee within the time period set forth in Article II, Section 6 of the Bylaws. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications and backgrounds of the candidates, including the following: candidate has (i) attained a position of leadership in the candidate’s area of expertise, (ii) business and financial experience relevant to the Company, (iii) demonstrated sound business judgment, (iv) expertise relevant to the Company’s line of business, (v) independence from management, (vi) the ability to serve on standing committees, and (vii) the ability to serve the interests of all stockholders. While the Board does not have a formal diversity policy, the Company’s Corporate Governance Guidelines provide that the committee shall also consider to the extent practicable, the backgrounds and experiences of the director nominees so that the members of the Board reflect the global operations of the Company. Additionally, the committee will consider attributes such as diversity of race, ethnicity, gender, age and cultural background when selecting director nominees. The current Board consists of directors who are citizens of or reside in multiple countries including the U.S., Sweden, Japan, and Germany and directors with a diverse range of backgrounds, perspectives, and management, operating, finance and engineering skills and experiences. The Nominating and Corporate Governance Committee, the Board and the Company place a high priority on diversity, with a particular emphasis on seeking out individuals with a wide variety of management, operating, engineering, technology and finance experiences and skills that are critical to managing the Company as well as individuals from the Company’s different operating regions. The Nominating and Corporate Governance Committee continues to look for opportunities to further enhance the diversity of our Board.

The Nominating and Corporate Governance Committee identifies potential director nominees by asking current directors and executive officers to notify the committee if they become aware of

21 – VEONEER, INC. 2021 PROXY STATEMENT

persons meeting the criteria described above. The Nominating and Corporate Governance Committee also, from time to time, engages firms that specialize in identifying director candidates. As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the committee collects and reviews publicly available information regarding the person to determine whether further consideration should be given to the person’s candidacy. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the chairman of the committee or another member of the committee will contact such person. Generally, if the person expresses a willingness to be considered to serve on the Board, the Nominating and Corporate Governance Committee will request information from the candidate, review the candidate’s accomplishments and qualifications in light of the qualifications of any individuals the committee might be considering, and conduct one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate’s accomplishments. The Nominating and Corporate Governance Committee’s evaluation process does not vary when a candidate is recommended by a stockholder.

The Nominating and Corporate Governance Committee can be contacted as follows:

The Nominating and Corporate Governance Committee

c/o Executive Vice President Legal Affairs

Veoneer, Inc., Box 13089

SE-103 02 Stockholm, Sweden

E-mail: legal.affairs@Veoneer.com

The Chairman of the committee receives all such communications after it has been determined by our legal department that the content represents a message related to the duties and responsibilities of the committee.

Wolfgang Ziebart, Chairman

James M. Ringler

Jonas Synnergren

Compensation Committee Duties, Procedures and Policies

The Compensation Committee acts pursuant to a written charter. The charter is posted on the Company’s website at www.Veoneer.com – Who we are – Board of Directors – Committees and can also be obtained free of charge in print by request from the Company using the contact information below. Each member of the Compensation Committee has been determined by the Board to be “independent” as defined in, and is qualified to serve on the committee pursuant to, the rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC.

The Compensation Committee is responsible for (i) reviewing annually the Company’s executive compensation plans in light of the Company’s goals and objectives of such plans; (ii) evaluating annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans and, together with the other independent directors, determining and approving the Chief Executive Officer’s compensation level based on this evaluation; (iii) evaluating annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and setting the compensation of such other executive officers based on this evaluation; (iv) evaluating annually the appropriate level of compensation for Board and committee service by Non-employee directors; (v) reviewing and approving any severance or termination arrangements to be made with any executive officer of the Company; (vi) reviewing perquisites or other personal benefits to the Company’s executive officers and directors and recommending any changes to the Board; (vii) reviewing and discussing with management the CD&A, beginning on page 35 of this Proxy Statement, and based on that review and discussion, recommending to the Board that the CD&A be included in the Company’s annual proxy

VEONEER, INC. 2021 PROXY STATEMENT – 22

statement or annual report on Form 10-K; (viii) preparing The Compensation Committee Report for inclusion in the annual proxy statement or annual report on Form 10-K; (ix) reviewing the description of the Compensation Committee’s process and procedures for the consideration and determination of executive officer and director compensation to be included in the Company’s annual proxy statement or annual report on Form 10-K; (x) reviewing the results of the most recent stockholder advisory vote on executive compensation and recommending to the Board the frequency of such vote; and (xi) overseeing the Company’s human capital management, including executive succession planning, leadership development, diversity and inclusion, and pay equality.

The Compensation Committee from time to time uses independent compensation consultants to provide advice and ongoing recommendations regarding executive compensation. In 2020, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent advisor. FW Cook reported directly to the Compensation Committee with respect to executive compensation matters. In 2020, the Company engaged Mercer AB (“Mercer”) as a compensation consultant. For additional information regarding the roles of these compensation consultants and the scope of their engagement, see page 42 of this Proxy Statement.

The Compensation Committee considered the independence of FW Cook and Mercer and in light of the applicable SEC rules and NYSE listing standards. The Compensation Committee also received a letter from each of FW Cook and Mercer addressing their independence. The Compensation Committee considered the following factors in determining the independence of the compensation consultants: (i) other services provided to the Company by each of FW Cook and Mercer; (ii) fees paid by the Company as a percentage of each consultant’s total revenue; (iii) policies or procedures maintained by FW Cook and Mercer that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; (v) any Company stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between the Company’s executive officers and FW Cook or Mercer or the individual consultants involved in the engagement. The Compensation Committee discussed these independence factors and concluded that the work of FW Cook and Mercer did not raise any conflicts of interest.

The Compensation Committee may form subcommittees for any purpose it deems appropriate and may delegate to any subcommittee such power and authority as it deems appropriate provided that no subcommittee shall consist of fewer than two members and that the Compensation Committee shall not delegate any power or authority required by any law, regulation or NYSE listing standard to be exercised by the Compensation Committee as a whole. Under the Company’s 2018 Plan, the Compensation Committee may, to the extent that any such action will not prevent the 2018 Plan from complying with applicable rules and regulations, delegate any of its authority thereunder to such persons as it deems appropriate. In addition, the Compensation Committee has delegated to the CEO the authority to determine certain grants to non-executive employees under the Company’s long-term incentive plan, subject to established grant limits. The Compensation Committee reviews the compensation levels set by the CEO under the long-term incentive program.

The Executive Vice President, Human Resources of the Company generally acts as Secretary of the Compensation Committee.

The Compensation Committee can be contacted as follows:

The Compensation Committee

c/o Group Vice President Legal Affairs

Veoneer, Inc., Box 13089

SE-103 02 Stockholm, Sweden

E-mail: legal.affairs@Veoneer.com

The Chairman of the committee receives all such communications after it has been determined by our legal department that the content represents a message related to the duties and responsibilities of the committee.

23 – VEONEER, INC. 2021 PROXY STATEMENT

Compensation Committee Interlocks and Insider Participation

During the Company’s fiscal year ended December 31, 2020, the Compensation Committee was comprised exclusively of directors who have never been employed by the Company and who are “independent” as defined in the applicable rules of the NYSE, the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC. No executive officer of the Company served as a member of the compensation committee or on the board of directors or other board committee performing similar functions of another entity, one of whose executive officers served as a director of the Company or on the Company’s Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s 2020 Annual Report on Form 10-K.

James M. Ringler, Chairman

Mark Durcan

Kazuhiko Sakamoto

The Swedish Corporate Governance Code

Swedish companies with shares admitted to trading on a regulated market in Sweden, including Nasdaq Stockholm, are subject to the Swedish Corporate Governance Code (the “Swedish Code”). This is a codification of best practices for Swedish listed companies based on Swedish practices and circumstances. The Swedish Code follows a “comply or disclose” approach; its recommendations are not binding on companies but if its recommendations are not complied with, the deviation must be explained. A non-Swedish company listed in Sweden can elect to either apply the Swedish Code or the corresponding local rules and codes where the company’s shares have their primary listing or where the company is headquartered. As a Delaware corporation with its primary listing on the NYSE, the Company has elected to apply U.S. corporate governance rules and standards. These U.S. rules and standards are described in the “Corporate Governance” section beginning on page 14 of this Proxy Statement. In addition, this Proxy Statement provides detailed information on various subjects covered by the Swedish Code.

Corporate Responsibility and Sustainability

Corporate responsibility and sustainability play an important role in our business strategy and long-term value creation for our stockholders, our employees, our customers and end-users and other stakeholders.

Corporate Responsibility

Veoneer’s business is aligned with the United Nations’ Sustainable Development Goals (SDGs) and our portfolio of technologies is focused on supporting Goal #3 — halving the number of global deaths and injuries from road traffic accidents and Goal #11, Sustainable Transport. These goals fit right into our purpose of creating trust in mobility.

According to the World Health Organization, almost 1.4 million lives are lost annually and 50 million people are injured on roads globally, over half of which are pedestrians and vulnerable road users. Our camera sensors and software solutions prevent traffic accidents, and when accidents are unavoidable our restraint control systems help mitigate the effects of a crash. At Veoneer, we are focused on developing human-centric innovations which enables us to deliver solutions that bring safety and convenience to consumers and society at large.

Health and safety is Veoneer’s first priority. Veoneer strives to offer a safe, healthy and attractive workplace where people can grow. Our focus during the Corona pandemic has been to reduce risks and not spreading the disease further, within our own teams and with customers and other external stakeholders. This includes travel restrictions, protective health measures, digital meetings instead

VEONEER, INC. 2021 PROXY STATEMENT – 24

of physical and a work from home policy when and where circumstances allow. Our commitment to social responsibility extends to anti-corruption and trade compliance, responsible sourcing, human rights, and labor practices.

Climate Change

Climate change is one of the biggest global threats today, and this is a challenge where Veoneer as a global company has a responsibility to act. Veoneer has a commitment to cut carbon emissions by 15% in its operations by year 2025. When Veoneer’s products and systems are integrated in vehicles-benefit the society by saving lives and reducing the number of serious injuries. However, it is also during this use-phase Veoneer has its greatest environmental impact. Smarter and lighter products with limited need for cooling are some of the aspects to consider when innovating electronic safety products and systems to keep energy consumption and carbon emissions for each car model as low as possible. Veoneer’s engineers work closely with automotive manufacturers to optimize architecture, weight and performance aiming at keeping energy consumption and carbon emissions for each car model as low as possible.

Sustainability Programs Integrated in our Business

The Nominating and Corporate Governance Committee has the ultimate oversight for the Company’s sustainability programs, the Executive Management Team has the responsibility for coordination and implementation of its sustainability program, and the line and functional managers are responsible for the program’s execution on a day to day basis. Veoneer’s sustainability efforts are integrated in the regular business, supported by a Company Sustainability Forum with employees participating from several parts of the business. The Company’s Sustainability Forum meets quarterly to coordinate its efforts, ensure that Veoneer has the right sustainability targets and measure progress.

Sustainability Program

Our sustainability program is built around our stakeholders: customers, people, business partners and the environment. Focus areas for 2021 include:

•	Customers: innovation, product safety and cyber security;
•	People: recruitment and engaged workforce, health and well-being, labor rights;
•	Business Partners: supply chain sustainability, sustainability due diligence in acquisitions and partnerships, ethical behavior in business interactions;
•	Environment: materials and product design, environmental performance of Veoneer operations; and
•	Climate: carbon emissions in operations, supply chain, use of products, and more.

Additional information about our commitment to corporate responsibility and sustainability efforts can be found on the Company’s website at www.Veoneer.com – Who we are – Sustainability.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement other than statements of historical fact, including without limitation, statements regarding management’s examination of historical operating trends and data, estimates of future sales (including estimates related to order intake), operating margin, cash flow, RD&E spend, taxes or other future operating performance or financial results, are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “may,” “likely,” “might,” “would,” “should,” “could,” or the negative of these terms and other comparable terminology, although not all forward-looking statements contain such words. We have based these forward-looking statements on our current expectations and assumptions and/or data available from third parties about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs.

25 – VEONEER, INC. 2021 PROXY STATEMENT

New risks and uncertainties arise from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Factors that could cause actual results to differ materially from these forward-looking statements include, without limitation, the following: general economic conditions; the cyclical nature of automotive sales and production; the impact of the coronavirus pandemic (COVID-19) on the Company’s financial condition, business operations and liquidity; the impact of COVID-19 on our customers and their production and product launch schedules; the impact of COVID-19 on our suppliers and availability of components for our products; our ability to complete the transaction contemplated by the non-binding agreement with Qualcomm Technologies, which is subject to the negotiation and documentation of a definitive agreement; changes in general industry and market conditions or regional growth or decline; further decreases in light vehicle production; our ability to achieve the intended benefits from our separation from our former parent; our ability to be awarded new business or loss of business from increased competition; higher than anticipated costs and use of resources related to developing new technologies; higher raw material, energy and commodity costs; component shortages; changes in customer and consumer preferences for end products; market acceptance of our new products; dependence on and relationships with customers and suppliers; our ability to share RD&E costs with our customers; unfavorable fluctuations in currencies or interest rates among the various jurisdictions in which we operate; costs or difficulties related to the integration of any new or acquired businesses and technologies; successful integration of acquisitions and operations of joint ventures; successful implementation of strategic partnerships and collaborations; product liability, warranty and recall claims and investigations and other litigation and customer reactions thereto; higher expenses for our pension and other post-retirement benefits, including higher funding needs for our pension plans; work stoppages or other labor issues; possible adverse results of future litigation, regulatory actions or investigations or infringement claims; our ability to protect our intellectual property rights; tax assessments by governmental authorities and changes in our tax rate; dependence on key personnel; legislative or regulatory changes impacting or limiting our business; political conditions; and other risks and uncertainties contained in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) on February 19, 2021.

For any forward-looking statements contained in this Proxy Statement or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

VEONEER, INC. 2021 PROXY STATEMENT – 26

Executive Officers

of the Company

Set forth below is information regarding the current executive officers of the Company as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended, who are not also directors. As noted in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as a consequence of the restructuring activities in 2020 and the establishment of our Arriver™ business, Veoneer is considering changes to its operating structure to further focus on our product offering, effective cost management, and overall operational excellence. Such changes may impact our leadership structure.

Ray Pekar Executive Officer Since: March 1, 2021 Title: CFO and Executive Vice President, Finance Age: 58

Mr. Pekar has served as the Chief Financial Officer and Executive Vice President, Finance of the Company since March 2021. Mr. Pekar joined the Company in April 2018 as Vice President, Investor Relations, in connection with the spin-off of the Company by Autoliv, Inc. Prior to that, Mr. Pekar served in various roles of increasing responsibility at Autoliv, Inc. beginning in 1996, including Vice President IR and M&A from January 2005 until April 2018 and VP Finance and Tech Center General Manager for North America from June 1998 until January 2005. Mr. Pekar holds a Bachelor of Commerce Degree from the University of Windsor with a concentration in finance and accounting. He is also a CPA, CMA receiving his accreditation in Ontario, Canada.

Matthias Bieler Executive Officer Since: February 1, 2020 Title: Executive Vice President, Business Unit Europe Age: 54

Mr. Bieler has served as Executive Vice President, Business Unit Europe of the Company since February 1, 2020. Prior to that, he served as the Company’s Vice President and Managing Director for VW, PSA and JLR since November 2019. Prior to joining the Company, Mr. Bieler was self-employed for several years after holding multiple senior management positions within program management, business development and sales in Europe and China for TRW Automotive and then, following its acquisition of TRW Automotive, as a Senior Vice President for ZF Friedrichshafen from 2015-2017. Mr. Bieler holds an engineering degree in electrical engineering from University of Paderborn and an Executive MBA from Henley Management College.

Robert Bisciotti Executive Officer Since: August 1, 2020 Title: Executive Vice President, Business Unit North America Age: 58

Mr. Bisciotti has served as Executive Vice President, Business Unit North America since August 1, 2020. Mr. Bisciotti previously served as the Company’s Vice President and Managing Director-Ford Business Unit since July, 2018. Prior to joining the Company, Mr. Bisciotti was the VP-Autoliv Electronics Europe and America, VP-ANBS Operations & Sales, VP-Autoliv NA Sales at Autoliv, Inc. Mr. Bisciotti holds a Bachelor’s degree in Electrical Engineering and an MBA from Villanova University.

27 – VEONEER, INC. 2021 PROXY STATEMENT

Art Blanchford Executive Officer Since: April 1, 2018 Title: Executive Vice President, Sales & Business Development Age: 49

Mr. Blanchford has served as Executive Vice President for Sales, Marketing & Business Development since July 2020. Prior to that, he served as Executive Vice President, for North America, China, and Korea Business Units (NACK) since December 1, 2018 and as Executive Vice President, Sales, Marketing and Product Planning of the Company since April 1, 2018. Prior to joining the Company, Mr. Blanchford served as Vice President, Sales, Marketing & Product Planning for Autoliv Electronics since 2016. During his 22-year career at Autoliv, Mr. Blanchford served as President of Autoliv Greater China, Vice President, Global Business Development, Vice President of the global General Motors business unit of Autoliv and in other various engineering, program management, operations and sales positions. Mr. Blanchford holds a Bachelor’s degree in Mechanical Engineering from Tennessee Technological University and an Executive MBA from the Ross School of Business at the University of Michigan.

Thomas Jönsson Executive Officer Since: April 1, 2018 Title: Executive Vice President, Communications and Investor Relations Age: 54

Mr. Jönsson has served as Executive Vice President, Communications and Investor Relations of the Company since April 1, 2018. Prior to joining the Company, Mr. Jönsson served as Vice President, Corporate Communications of Autoliv since May 2013. Prior to joining Autoliv in January 2013, Mr. Jönsson served from June 2010 to December 2012 as Vice President of Brand and External Communications for TeliaSonera, a leading Nordic and Baltic telecommunications company. Before joining TeliaSonera, Mr. Jönsson had an international career working for Nokia and Intel Corporation. Mr. Jönsson studied Business Administration at the University of Stockholm.

Christer Lundström Executive Officer Since: May 6, 2020 Title: Executive Vice President, Quality Age: 56

Mr. Lundström has served as Executive Vice President, Quality of the Company since May 6, 2020. Prior to that, beginning in March 2020, Mr. Lundström served as our Senior Vice President Quality. Previously Mr. Lundström was employed by Volvo Car Corporation, based in Gothenburg Sweden, from May 1989 until March 18, 2020. From 2011 until 2016 Mr. Lundström had the position Vice President Manufacturing Quality and from 2016 until end of employment March 18, 2020, Vice President Marketing, Sales and Service Quality. Mr Lundström has master of science degree in Computer Science and Computer Engineering.

Mikael Landberg Executive Officer Since: March 1, 2020 Title: Executive Vice President, Human Resources Age: 52

Mr. Landberg has served as Executive Vice President, Human Resources of the Company since March 1, 2020. Immediately prior to joining the Company, he served as the Chief Human Resources Officer of Sweco AB since January 2018. Prior to that, Mr. Landberg worked for DeLaval for almost ten years where he served in progressively senior positions and was appointed Senior Vice President of Human Resources in 2012. Mr. Landberg holds a Bachelor’s degree in Human Resources, Industrial Relations and Labour Relations from Uppsala University, and an Executive MBA from the Stockholm School of Economics.

VEONEER, INC. 2021 PROXY STATEMENT – 28

Steve Rodé Executive Officer Since: April 1, 2018 Title: Executive Vice President, Operations Age: 59

Mr. Rodé has served as Executive Vice President, Operations of the Company since April 1, 2018. Prior to joining Veoneer, Mr. Rodé had served as Senior Vice President, Operations for Autoliv Electronics since January 2017. Prior to that, Mr. Rodé served as President of Autoliv’s Passive Safety Electronics division from September 2014 to December 2016, and as Acting President of Autoliv Electronics from September 2014 to June 2015. Mr. Rodé served as President of the Business Area Electronics from April 2007 to August 2014. Mr. Rodé has also served in various positions in engineering, product development, production management and quality within Visteon and Ford Electronics. Mr. Rodé has a Bachelor’s degree in Mechanical Engineering from the University of Waterloo, Ontario.

Lars Sjöbring Executive Officer Since: April 1, 2018 Title: Executive Vice President, Legal Affairs, General Counsel and Secretary Age: 53

Mr. Sjöbring has served as Executive Vice President, Legal Affairs, General Counsel and Secretary of the Company since April 1, 2018. Prior to that, Mr. Sjöbring served as Group Vice President, Legal Affairs, General Counsel and Secretary of Autoliv since November 2015. Mr. Sjöbring served as Senior Vice President and General Counsel of Transocean Ltd., a leading international provider of offshore contract drilling services, from March 2014 through November 2015. Prior to his time with Transocean, Mr. Sjöbring served as Autoliv’s Vice President, Legal Affairs, General Counsel and Secretary from September 2007 until February 2014. Over the course of his career, Mr. Sjöbring has also held various positions at Telia AB, Skadden Arps, Slate, Meagher and Flom LLP and Nokia Corporation. Mr. Sjöbring holds Master of Law degrees from the University of Lund in Sweden and Amsterdam School of International Relations (ASIR) in the Netherlands and a Master of Corporate Law degree from Fordham University School of Law in New York.

Per Skytt Executive Officer Since: May 13, 2019 Title: Executive Vice President, Technical Competence Centers Age: 53

Dr. Skytt has served as Executive Vice President, Technical Competence Centers of the Company since May 13, 2019. Prior to joining Veoneer, from 1996 until May 2019, Dr. Skytt served in a number of roles and functions at ABB a multinational corporation specializing in the areas of robotics, heavy electrical equipment and automation technology. At ABB, Dr. Skytt served in the roles of Vice President and Global Research and Development, Manager Substation Automation, Vice President and Research and Development Product Manager, High Voltage Direct Current (HVDC), Vice President HVDC Systems Manager, and Senior Vice President, Global HVDC Service. Dr. Skytt has a PhD in Physics, Signal Processing, and Automatic Control from Uppsala University in Uppsala, Sweden.

Seven Zhang Executive Officer Since: August 1, 2020 Title: Executive Vice President, Business Unit China Age: 41

Mr. Zhang has served as Executive Vice President, Business Unit China of the Company since August 1, 2020, prior to which Mr. Zhang held the positions of COEM BU MD and China Sales VP, Veoneer China, and Manager of China Sales. Mr. Zhang served as Asia Sales Senior Director for Autoliv from 2016 until the Spin-Off in 2018. Mr. Zhang has a Bachelor of Science degree in Mechanical Engineering from Shanghai Maritime University, a Master of Science Degree in in Vehicle Engineering from TONGJI University and an International MBA from TONGJI University-ENPC University.

29 – VEONEER, INC. 2021 PROXY STATEMENT

Christine Rankin Executive Officer Since: November 3, 2020 Title: Senior Vice President Corporate Control and Principal Accounting Officer of the Company Age: 56

Ms. Rankin has served as Senior Vice President Corporate Control and Principal Accounting Officer of the Company since November 3, 2020. Ms. Rankin previously served as Vice President Corporate Control of the Company since August 2019. Prior to joining Veoneer, Ms. Rankin served as Interim CFO for Serneke Group, a Swedish public company in the construction industry, from December 2015 through December 2016 and Chief Financial Officer of Cherry AB, a Swedish public company in the gaming industry, from April 2017 through June 2019. Ms. Rankin also served as Head of Corporate Control for Spotify from August 2014 through November 2015. Ms. Rankin has a Bachelor of Science degree in Business Administration and Accounting from the University of Stockholm in Sweden.

VEONEER, INC. 2021 PROXY STATEMENT – 30

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2020 for each person known by us to beneficially own more than 5% of our common stock, except where otherwise noted, and as of March 10, 2021 for (i) each of our directors and nominees; (ii) each of our named executive officers (as defined on page 27 of this Proxy Statement); and (iii) all of our directors, named executive officers and executive officers as a group. A person is deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

NAME OF BENEFICIAL OWNER	Common Stock Beneficially Owned (1)(2)

5% Stockholders	Number of Shares	Percent of Total

Cevian Capital II GP Limited (3)	10,676,924	9.54%
11–15 Seaton Place, St. Helier, Jersey JE4 0QH, Channel Islands

AMF Pensionsförsäkring AB (4)	10,652,071	9.01%
Klara Södra Kyrkogata 18, SE-113 88, Stockholm, Sweden

Fjärda AP-Fonden (5)	10,190,913	9.57%
Regeringsgatan 28, SE-111 53, Stockholm, Sweden

Alecta pensionsförsäkring, ömsesidigt (6)	10,061,200	6.51%
Regeringsgatan 107, SE-103 73, Stockholm, Sweden

Nordea Investment Management AB (7)	7,262,444	9.13%
Strandgade 3, Copenhagen, 1401, Denmark

DIRECTORS AND NAMED EXECUTIVE OFFICERS

Robert W. Alspaugh (8)	24,711	*

Mats Backman (9)	27,913	*

Nishant Batra (10)	0	*

Mathias Bieler	0	*

Jan Carlson	253,948	2.23%

Mary Louise Cummings (8)	20,648	*

Mark Durcan (8)	20,648	*

James Ringler (8)	28,139	*

Kazuhiko Sakamoto (8)	24,455	*

Lars Sjöbring	25,509	*

Jonas Synnergren (8)	20,284	*

Wolfgang Ziebart (8)	22,428	*

All directors, named executive officers and executive officers as a group (20 individuals including those named above) * Less than 1%	362,435	3.24%

31 – VEONEER, INC. 2021 PROXY STATEMENT

(1) Based on 111,622,327 shares of the Company’s common stock outstanding as of December 31, 2021, for the 5% Stockholders, except as noted below, and 111,787,652 shares of the Company’s common stock outstanding as of March 15, 2021 for directors and executive officers. The figures in the table and notes thereto represent beneficial ownership and sole voting and investment power except where indicated.

(2) Includes restricted stock units that vested on February 13, 2021 , restricted stock units that will vest in one installment on the earlier of the date of the next annual meeting of stockholders or May 10, 2021, subject to the Non-employee director’s continued service on the vesting date, subject to certain exceptions, and shares individuals have the right to acquire upon exercise of options exercisable within 60 days, including: Jan Carlson – 43,959 shares, Thomas Jönsson – 5,656 shares, Ray Pekar – 11,339, and Steven Rodé – 4,279 shares.

(3) The number of shares owned was provided by Cevian Capital II GP Limited (“Cevian”) pursuant to Amendment No. 1 to its Schedule 13G filed with the SEC on February 14, 2020, indicating beneficial ownership as of December 31, 2019. The total number of shares include 2,653,275 Swedish Depositary Receipts representing 2,653,275 shares of the Company’s common stock. Cevian reported sole power to vote and dispose of all such shares.

(4) The number of shares owned was provided by AMF Pensionsförsäkring AB, pursuant to Amendment No. 2 to its Schedule 13G filed with the SEC on January 29, 2021, indicating beneficial ownership as of December 31, 2020. AMF Pensionsförsäkring AB reported sole power to vote and dispose of 8,150,000 shares and shared power to vote and dispose of 2,502,0719 shares.

(5) The number of common shares owned was determined utilizing information provided by Första AP-Fonden in its Schedule 13G filed with the SEC on June 7, 2019, indicating beneficial ownership as of December 31, 2019, its Form 13F filed filed with the SEC on February 12, 2021, indicating beneficial ownership as of December 31, 2020, and data obtained from Eruoclear with respect to beneficial ownership of SDRs as of December 31, 2020.

(6) The number of shares owned was provided by Alecta pensionsförsäkring, ömsesidigt pursuant to Amendment No. 2 to its Schedule 13G filed with the SEC on January 25, 2021, indicating beneficial ownership as of December 31, 2020. Alecta pensionsförsäkring, ömsesidigt reported sole power to vote and dispose of all such shares.

(7) The number of shares owned was provided by Nordea Investment Management AB pursuant to its Schedule 13G filed with the SEC on February 10, 2020, indicating beneficial ownership as of December 31, 2019. Nordea Investment Management AB reported power to vote 0 shares and sole power to dispose of 7,262,444 shares, Nordea Funds Ltd. reported sole power to vote 6,718,480 shares and power to dispose of 0 shares and NIF Contractual Funds reported sole power to vote 6,710,984 shares and power to dispose of 0 shares.

(8) Includes 12,605 restricted stock units that will vest in one installment on the date of the next annual meeting of stockholders (scheduled for May 10, 2021), subject to the Non-employee director’s continued service on the vesting date, subject to certain exceptions.

(9) Mr. Backman resigned as the CFO of the Company effective March 1, 2021.

(10) Mr. Batra resigned as EVP and CTO effective January 15, 2021.

VEONEER, INC. 2021 PROXY STATEMENT – 32

Relationships and

Related Party Transactions

Related Party Transactions

As a general matter, the Company prefers to avoid related person transactions (as defined below). We recognize that such transactions present a heightened risk of conflicts of interest and have adopted a written Related Person Transaction Reporting and Approval Policy to which all related-party transactions are subject. The Company recognizes, however, that certain related person transactions may not be inconsistent with the best interests of the Company and its stockholders. The Company’s policy is that all related person transactions must be reviewed and approved or ratified by the Audit Committee or, in certain circumstances, its Chairman.

As provided in the Related Person Transactions Policy, a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or change or amendment to an existing relationship, in which the Company (including any of its subsidiaries) was, is or will be a participant and in which any “Related Person” (as defined in the Related Person Transactions Policy) had, has or will have a direct or indirect interest. In determining whether to approve a related person transaction, the Audit Committee considers all of the known relevant facts and circumstances, including the benefit of the transaction to the Company, the terms of the agreement with the Related Person, the possible impact on a director’s independence, the availability of other sources for goods or services comparable to those provided by the Related Person, and any other information regarding the transaction or the Related Person that may be material.

Except as described below, the Company has not engaged in any material Related Person Transactions.

Transactions with Autoliv in Connection with Spin-Off

After the completion of the Spin-off, due to Mr. Carlson’s prior position as CEO and President of Autoliv and continuing role as Chairman of the board of directors of Autoliv, and his role as CEO, President and Chairman of Veoneer, Mr. Carlson and Autoliv are considered related persons of Veoneer. Autoliv and Veoneer entered into a number of agreements to effect the internal reorganization, which is further described below, and Spin-off and other agreements that govern the relationships between the parties following the completion of the Spin-off. Although Veoneer is no longer a subsidiary of Autoliv, certain of these agreements will continue to be considered related person transactions. The Audit Committee has reviewed and ratified these arrangements. When reviewing these transactions, in addition to considering Mr. Carlson’s position with Autoliv, the Audit Committee also considered (i) the amounts involved, to the extent quantifiable, (ii) the benefits to Veoneer of the transactions, (iii) the lack of availability of other sources of comparable products or services, and (iv) that, due to the nature of the Spin-off, the transactions are not comparable to the terms available to unaffiliated entities or persons.

As part of the Spin-off, Veoneer underwent an internal reorganization, pursuant to which, among other things and subject to limited exceptions, all of the assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) associated with the electronics business of Autoliv were retained by or transferred to Veoneer or our subsidiaries and all other assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) of Autoliv were retained by or transferred to Autoliv or its subsidiaries (other than Veoneer).

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Following the Spin-off, we and Autoliv began operating independently, and neither have any ownership interest in the other. To govern certain ongoing relationships between us and Autoliv after the Spin-off and to provide mechanisms for an orderly transition, we and Autoliv entered into agreements pursuant to which certain services and rights are provided for following the Spin-off, and we and Autoliv will indemnify each other against certain liabilities arising from our respective businesses. During 2020 most of the operating agreements between Veoneer and Autoliv terminated by their terms. However, we have extended a limited number of services and agreements and entered into one new agreement with Autoliv on arms-length terms for the benefit of both entities.

Descriptions of the agreements entered into with Autoliv in connection with the Spin-off, as well as the agreements for extension of services and new services entered into during 2020 are set forth in Annex A.

Stockholder Agreements

Cooperation Agreement with Cevian Capital II GP Limited

On May 24, 2018, the Company and Autoliv entered into a Cooperation Agreement (the “Cooperation Agreement”) with Cevian Capital II GP Limited (“Cevian”), pursuant to which Autoliv agreed to take action for Veoneer to appoint Mr. Synnergren, a partner of Cevian, to Veoneer’s Board following the Spin-off and Cevian agreed to certain standstill provisions. Veoneer agreed to nominate Mr. Synnergren or a replacement designee of Cevian at future annual meetings of Veoneer to elect directors, subject to the terms and conditions of the Cooperation Agreement.

The appointment of Mr. Synnergren (or a replacement designee of Cevian) to the Board and his inclusion on future slates of directors during the Standstill Period (defined below) was conditioned upon Cevian owning at least 8% of the outstanding shares of Autoliv common stock at the time of the Spin-off and, thereafter, at least 8% of the outstanding common stock of Veoneer. Mr. Synnergren agreed to offer his resignation from the Board if Cevian no longer owns at least 8% of the then-outstanding shares of common stock of Veoneer.

Under the terms of the Cooperation Agreement, Cevian agreed to certain standstill restrictions including restrictions on Cevian (i) acquiring more than 19.9% of the Company, (ii) soliciting or granting proxies to vote shares of the Company’s common stock, (iii) initiating stockholder proposals for consideration by the Company’s stockholders, (iv) nominating directors for election to the Company’s Board, (v) making public announcements or communications regarding a plan or proposal to the Company’s Board, including its management plans, and (vi) submitting proposals for or offers of certain extraordinary transactions involving the Company, in each case, subject to certain qualifications or exceptions.

The foregoing standstill restrictions will terminate automatically upon the earliest of (i) 30 days following the time Mr. Synnergren (or his replacement, as applicable) no longer serves on the Company’s Board, (ii) the fifth business day after Cevian delivers written notice to Autoliv and the Company of a material breach of the Cooperation Agreement by the Company if such breach is not cured within the notice period, (iii) the announcement by Veoneer of a definitive agreement with respect to certain transactions that would result in the acquisition by any person or group of more than 50% of the outstanding shares of the Company’s common stock, or (iv) the commencement of certain tender or exchange offers which if consummated would result in the acquisition by any person or group of more than 50% of the outstanding shares of the Company’s common stock (the “Standstill Period”). The Cooperation Agreement will terminate upon the expiration of the Standstill Period or any other date established by mutual written agreement of the parties.

VEONEER, INC. 2021 PROXY STATEMENT – 34

Compensation Discussion

and Analysis

EXECUTIVE SUMMARY

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes the material elements of compensation awarded to, earned by, or paid to each of the Company’s “named executive officers” during the last completed fiscal year, and discusses the principles and decisions underlying our executive compensation policies and decisions.

Our Named Executive Officers in 2020

In accordance with the relevant rules and regulations promulgated by the SEC, our “named executive officers” are the CEO, the (former) CFO, and three other executive officers who had the highest total compensation for 2020. The named executive officers are as follows:

Jan Carlson (President and CEO)

Mats Backman(1) (Former CFO and Executive Vice President, Finance)

Lars Sjöbring (Executive Vice President Legal Affairs, General Counsel and Secretary)

Nishant Batra(2) (Former Executive Vice President and CTO)

Matthias Bieler(3) (Executive Vice President Business Unit Europe)

(1) Mr. Backman resigned as CFO effective March 1, 2021.

(2) Mr. Batra resigned as EVP and CTO effective January 15, 2021

(3) Mr. Bieler commenced his role as EVP Business Unit Europe on February 1, 2020.

Executive Summary of 2020 Compensation Program and Program Development

Our 2019 executive compensation program was the first program designed by our Compensation Committee exclusively (with the assistance of its advisors) and implemented specifically for Veoneer as a stand-alone company after the Spin-off. Our 2020 executive compensation program reflects enhancements that align our program with compensation best practices, acknowledges competitive market conditions and creates more refined and focused incentives for our management team.

Our 2020 executive compensation program reflected the following:

•	Pay for Performance Alignment. The compensation of our named executive officers is substantially tied to company performance.

–

A significant portion of our named executive officers’ total direct compensation is provided in the form of long-term equity incentives (LTI), the value of which will rise or decline in value with our stock price over their vesting terms.

–

In 2020, our named executive officers received 75% of their LTI awards in the form of performance shares (PSs), which may be earned based on our achievement of annual gross margin goals established by the Compensation Committee at the beginning of the year, with the final number of earned PSs subject to downward adjustment based on our share price measured at the end of the three-year performance period. The remaining 25% of our named executive officers’ LTI awards were provided in the form of restricted stock units (RSUs) that cliff vest on the third anniversary of the grant date.

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•	For the 2019-2021 PSs, the Company did not achieve the threshold annual gross margin goals for 2019; therefore, no PSs were earned for the 2019 portion of the applicable three-year performance period.

•

For the 2019-2021 PSs, and 2020-2022 PSs, the Company achieved the threshold annual gross margin goals for 2020; based on such achievement, 0.3X target PSs were earned for the 2020 portions of the applicable three-year performance periods, which remain subject to downward adjustment as described below.

–

In 2020, each of our named executive officers was eligible to earn an annual cash incentive award based on pre-established targets for our Operating Cash Flow (defined below). Based on our Operating Cash Flow of approximately -$291 million, our named executive officers earned annual cash incentive awards equal to 2x target.

•

Updated Peer Groups. Our Compensation Committee adjusted the peer groups used to help establish 2020 executive compensation to include peers similar in both business type and size and created both Swedish and U.S. peer groups to properly calibrate compensation for executives based in both markets.

•

Strong Pay Governance Practices. Our program reflects several strong pay governance practices including: stock ownership guidelines, a compensation recoupment policy, a policy against the hedging or pledging of Company securities, and an annual compensation risk assessment.

•	Measures Taken to Address Critical Retention Needs.

–

In 2020, our Board of Directors and our Compensation Committee approved retention awards for certain of our executive officers, including Mr. Batra. At that time of the grant of the retention award Mr. Batra had a significant role in collaboration efforts with Qualcomm Technologies. The retention awards reflected the Board and the Compensation Committee’s acknowledgment of Mr. Batra’s important role with respect to the future of that collaboration, and the business need to retain and incentivize Mr. Batra through the development of that relationship. Mr. Batra’s retention awards were comprised of a $1,000,000 cash retention payment and 221,239 RSUs, and are discussed in greater detail below. Mr. Batra forfeited his retention awards in connection with his resignation on January 15, 2021.

–

In 2020, in connection with Mr. Bieler’s appointment as the Executive Vice President Business Unit Europe, our Board of Directors and our Compensation Committee approved retention bonuses of EUR 175,000 and EUR 100,000 (approximately $214,500 and $122,500) payable on November 1, 2020 and November 1, 2021 respectively, subject to continued employment. The Compensation Committee provided these retention awards to Mr. Bieler to incentivize him to accept the new position in a role that is critical to the Company’s continued growth and success. Mr. Bieler’s revised compensation arrangements in connection with this promotion are discussed in greater detail below

Say-on-Pay

Executive compensation disclosed in this Proxy Statement will be subject to an advisory say-on-pay vote at the Annual Meeting. Our Board and the Compensation Committee maintain an ongoing dialogue with our stockholders and value their feedback. At the 2020 Annual Meeting of Stockholders, our say-on-pay proposal garnered support from approximately 74.25% of votes cast, which generally reflects our stockholders’ positive view of our executive compensation philosophy, policies and programs. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers and will make appropriate adjustments from time to time that support Veoneer’s strategies and allow us to remain competitive within our market.

VEONEER, INC. 2021 PROXY STATEMENT – 36

During 2020, the COVID-19 pandemic had an impact on our business. However, we continued to work toward launches in 2021 and beyond and maintained tight schedules and expended significant efforts to meet customer demands. With the priority of keeping focused on our commitments, during 2020 we determined it was not appropriate or in the best interest of the Company and its shareholders to make changes to our executive compensation program based on the impact of COVID-19.

Compensation Objectives

The primary objectives of our compensation program are to:

•	Offer competitive total compensation and benefits sufficient to attract, motivate and retain the management talent necessary to support the Company’s continued success;
•	Align the interests of the executives and the stockholders;
•	Pay for performance over the short- and long-term using straightforward programs to communicate our goals; and
•	Encourage company-wide cooperation among members of the executive, regional and business unit management teams and throughout the Company.

Elements of Compensation

The Company seeks to establish a balanced mix of fixed and variable, cash and equity compensation. The elements of compensation for our named executive officers are base salary, annual cash incentives, LTI, retirement and other benefits, in each case aligned with our pay objectives, as summarized in the table below.

Pay Objective

	Function/	Competitive	Stockholder	Pay for	Company-wide
Pay Element	Purpose	Pay	Alignment	Performance	Cooperation

Base Salary	Provides a set level of pay warranted by position and sustained individual performance. A competitive base salary is important to attract and retain an appropriate caliber of talent for the position.	✓

Annual Cash Incentive	Recognizes short-term performance against established annual financial performance goals and creates focus and engagement in delivering results.	✓	✓	✓	✓

LTI	Provides our executive officers with incentives to build long-term value for our stockholders while promoting retention of critical executives.	✓	✓	✓	✓

Retirement and Other Benefits	Provides additional value for our executives by competitive and market- aligned benefits.	✓

Market and Market Position

We consider the competitive environment where our significant operations and markets are located to provide a compensation package that optimizes value to the participant and cost to the Company. Related to this, pay mix is intended to be appropriate for the county in which the named executive officer is located. Because we employ many non-U.S. executives, our pay mix is more heavily weighted to base salary and retirement benefits than a typical U.S.-company pay mix, and, correspondingly, includes lower levels of equity than many of our U.S. Peers.

The Compensation Committee’s objective is to generally approximate the market median for base salaries as well as total direct compensation of the relevant market data primarily linked to the country in which the named executive officer is located. Notwithstanding, the Compensation

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Committee and management believe that it is their responsibility to use discretion and make informed judgments as to individual compensation packages or pay levels that may occasionally deviate above or below our target pay strategy based on factors such as:

1.	Individual performance and potential relative to market.
2.	Long-term succession planning and talent management.
3.	Business conditions in our industry or the market overall as well as business or regulatory conditions in the executive’s area of responsibility.
4.	Cases where individuals are asked to step into new roles and responsibilities for specific projects or strategic initiatives.

Base Salaries

Initial base salaries are primarily a function of the Compensation Committee’s assessment of (i) market compensation levels, (ii) the references made to base salary in our compensation philosophy for executive management, (iii) the compensation required to attract and retain the executive, and (iv) the Company’s need to fill the position either internally or externally. The Compensation Committee typically intends for base salary to comprise, on average, over time, 40% of total direct compensation for the CEO and 50% for other named executive officers. As noted above, this is in large part informed by the appropriate pay mix given the location of our executives.

As part of the 2020 compensation review, the Compensation Committee increased based salaries for our named executive officers, other than Mr. Carlson, by approximately 3-4.5%, consistent with general market practice. Mr. Carlson did not receive a base salary increase for 2020.

Annual Cash Incentives

Members of our executive management team, including our named executive officers, are eligible to earn an annual cash incentive award based on achievement against pre-established performance criteria. Target payout amounts are reflected as a percentage of the executive’s base salary, as set forth in the following table.

Annual Non-Equity Incentive Opportunity for Our Named Executive Officers in 2020

Named Executive Officer		Incentive as a % of Base Salary
	Threshold	Target	Maximum

Jan Carlson	0%	75%	150%

Mats Backman	0%	45%	90%

Lars Sjöbring	0%	35%	70%

Nishant Batra	0%	45%	90%

Matthias Bieler	0%	45%	90%

In 2020, each of our named executive officers was eligible to earn an annual non-equity incentive award based on pre-established Operating Cash Flow targets.

Operating Cash Flow for the purpose of the annual non-equity incentive award is calculated as the sum of net cash used in operating activities and net cash used in investing activities with net cash determined in accordance with GAAP, and adjusted to exclude cash used for funding into Zenuity, the Company’s 50% ownership joint venture with Volvo Cars Corporation that was separated on July 1, 2020. This results in the cash flow before any financing, funding into Zenuity or divestiture activities. The Compensation Committee selected Operating Cash Flow as the single performance metric for the annual cash incentive awards because the focus on cash flow was crucial for the Company’s success and aligned with stockholder interests. The targets were established based on the Company’s business plan and were as follows:

Threshold:	(674.7) million USD.
Target:	(519) million USD.
Maximum:	(363.3) million USD.

VEONEER, INC. 2021 PROXY STATEMENT – 38

If Operating Cash Flow is less than the threshold level, there is no annual cash incentive payout. Linear interpolation is used to determine payouts for performance between threshold and target, and target and maximum.

The Company believes that using the single performance metric of Operating Cash Flow provides a clear direction to our executives with respect to the Company’s focus for the given year and is consistent with our objective of encouraging Company-wide cooperation. In addition, the Company believes that a single performance metric enhances the transparency of our annual incentive program and provides easy to understand information to our investors. We believe this simple, transparent approach supports good corporate governance.

Actual Cash Incentive Award Levels

For 2020, Operating Cash Flow was approximately $(291) million and the payout was made at two times the target level. The amount of cash incentive awards earned by our named executive officers for each of the last three years is reflected in the table below.

Actual Payout Annual Cash Incentive Program

Year	Payout

2020	2.0x Target

2019	0.57x Target

July – December 2018	1.2x Target

January – June 2018	1.0x Target

Equity Incentives

Restricted Stock Units. We believe that RSUs provide a powerful tool to retain valuable executives because:

•	RSUs are easy to understand and communicate;
•	Due to the three-year cliff vesting schedule, RSUs encourage the executive to stay with the Company or forfeit significant accumulated value; and
•	RSUs also mitigate excessive risk-taking by focusing management on long-term value creation and ownership accumulation that provides alignment with stockholders.

RSUs cliff-vest on the third anniversary of the grant date, subject to the grantee’s continued employment with the Company on such vesting date, and subject to limited exceptions.

Performance Shares. We believe that PSs focus and direct the efforts of our executives toward the attainment of critical multi-year corporate objectives as well as further encourage employment retention because:

•	The performance metrics selected for the PSs will be reflected in our long-term value creation; and
•	Due to the performance period and three-year vesting period, PSs will parallel the RSUs in encouraging the executive to stay with the Company or forfeit potential significant accumulated value.

Our named executive officers are eligible to earn 0%-200% of the target number of PSs based on the Company’s achievement of annual gross margin goals established by the Compensation Committee at the beginning of each year during a three-year performance period. For the 2019-2021

39 – VEONEER, INC. 2021 PROXY STATEMENT

and 2020-2022 PS awards the gross margin target for the 2020 annual period, excluding the Brake Systems business, were as follows:

Threshold:	14%
Target:	15%-16%
Maximum:	17%

If gross margin for the applicable fiscal year is less than the threshold level, no PSs are eligible to be earned for that year. Linear interpolation is used to determine the number of PSs eligible to be earned for performance between threshold and target, and target and maximum.

The final number of PSs earned are subject to downward adjustment based on our share price measured at the end of the three-year performance period. If the “volume weighted average price” of the Company stock measured during December at the end of the PSs three-year performance period is equal to or below 75% of the closing price on the date of grant of the PSs, then the PSs eligible to vest is capped at 100% of the target award. If the “volume weighted average price” is equal to or above 100% of the closing price on the date of grant, then the PSs eligible to vest will vest at the actual performance level. If the “volume weighted average price” is between 75% and 100%, then the PSs eligible to vest is based on a linear interpolation. The Compensation Committee believes that annual gross margin performance targets are appropriate at this time due to the complexity in setting three-year cumulative targets. The Committee intends to implement three-year cumulative targets for PSs for future LTI programs when practical.

Actual PS Award Levels

The Company’s annual gross margin, excluding the Brake Systems business, for 2020, was 14.3%. Accordingly, for the 2019-2021 and 2020-2022 PSs, 0.3x of the target awards became eligible to be earned for 2020 performance. The number of the PSs earned by our named executive officers for each of the last two years is reflected in the table below, which remain subject to downward adjustment at the end of the applicable three-year performance period, as described above.

Actual Earnout Performance Share Program

PS Cycle	Performance Year/Tranche	Earnout

2019-2021, 2020-2022	2020	0.3x Target

2019-2021	2019	0x Target

Pension / Retirement and Other Post-Employment Benefits

Veoneer provides certain supplemental retirement/pension and other post-employment benefits, in addition to the mandatory programs required by local national statutes and maintains defined contribution plans for our named executive officers that are competitive with customary local practice. The programs’ key terms are described below.

Defined Contribution Programs (individual retirement investment from Company contributions). All senior executives participate in defined contribution plans rather than defined benefit plans.

VEONEER, INC. 2021 PROXY STATEMENT – 40

The Company contributes a percentage of each executive’s annual base salary to the plan, as follows:

Retirement - Defined Contribution Level as % of annual base salary

Name	Level of Contribution

Jan Carlson	48%

Mats Backman (1)	35%

Lars Sjöbring (2)	35%

Nishant Batra (2)(3)	See below and “Nonqualified Deferred Compensation” table

Matthias Bieler (3)	35%

(1)	Mr. Backman resigned as CFO effective March 1, 2021. Pursuant to the terms of his employment agreement, the Company will continue to make contributions to the plan through May 3, 2021.
(2)	Comprised of contributions to both 401(k) and non-qualified contribution plans.
(3)	Mr. Batra resigned as EVP and CTO effective January 15, 2021. Pursuant the terms of his employment agreement the Company will continue to make contributions to the plans through January 15, 2021.

Both Messrs. Sjöbring and Batra participated in a 401(k) plan available to U.S. based employees in 2020. Under this plan, the Company makes an employer matching contribution equal to 100% of the first 3%, and then equal to 50% of the next 2% of employee contributions (expressed as percentage of base pay), up to certain limits. Messrs. Sjöbring and Batra also participated in a non-qualified defined contribution plan.

Defined Benefits Program. Mr. Carlson participated in a Company defined benefit plan prior to becoming CEO of Autoliv. This plan is frozen and remains with Autoliv. None of our named executive officers are parties to a defined benefit arrangement with the Company.

Termination/Severance Agreements. Each of our named executive officers has an employment agreement with the Company, pursuant to which he is entitled to certain severance benefits in the event of his termination of employment. A detailed summary of the terms of these agreements is provided on page 56 of this Proxy Statement. In addition, each of Messrs. Carlson, Backman, Sjöbring and Batra has a change-in-control (“CiC”) severance agreement with the Company, pursuant to which the executive is entitled to certain severance benefits in the event of his termination of employment in connection with a CiC (which benefits would be in lieu of any benefits under the employment agreement). These arrangements were provided to certain of our most senior executive officers as a competitive pay package component to encourage executives to remain focused on the Company’s business in the event of rumored or actual fundamental corporate changes.

In addition to the CIC severance agreements, the stock plans provide certain protections in the event of a change in control. Pursuant to the Autoliv 1997 Stock Incentive Plan and the Veoneer 2018 Stock Incentive Plan, outstanding equity awards granted prior to 2019 will become fully vested upon the occurrence of a CiC. Awards granted in 2019 and forward provide for ”double-trigger” CiC acceleration. Specifically, (i) in the event of a CiC in which the LTI awards are assumed by the surviving entity, if the employee’s employment is terminated without cause (or, in certain cases, if he or she resigns for good reason) within two years following the CiC, then the RSUs and PSs will immediately vest (at actual performance achievement for completed performance periods and at the target level for incomplete performance periods, in the case of PSs); and (ii) in the event of a CiC in which the awards are not assumed by the surviving entity, then the RSUs and PSs will become immediately vested (at actual performance achievement for completed performance periods and at the target level for incomplete performance periods, in the case of the PSs).

The “change-in-control” definition contained in Autoliv’s 1997 Stock Incentive Plan and Veoneer’s 2018 Stock Incentive Plan and CiC severance arrangements requires the actual consummation of a corporate transaction, such as a merger, rather than upon stockholder approval of the transaction. This avoids an inadvertent “early trigger” of any CiC provisions should the transaction fail to close.

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We do not provide tax gross-up protection for CiC excise taxes (i.e., U.S. taxes under Section 4999 of the United States Internal Revenue Code of 1986, as amended (the “U.S. Internal Revenue Code”), applied to change-in-control payments that exceed certain amounts under Section 280G) to our named executive officers.

Executive Compensation Responsibilities

Role of the Compensation Committee

The Compensation Committee reviews our named executive officers’ pay levels and target incentive opportunities versus the competitive market and considers information provided by the consultants regarding trends, input from the Executive Vice President, Human Resources, the CEO’s recommendations as to compensation for our named executive officers (other than himself) and other relevant factors as discussed above in the “Compensation Objectives” section.

Role of the Independent Compensation Committee Consultant

The Compensation Committee regularly engages an independent advisor, who reports directly to the Compensation Committee. The independent advisor attends routine meetings of the Compensation Committee and provides independent perspective and advice to the Compensation Committee on various aspects of the Company’s total compensation program and the market environment in which the Company operates. Additional information regarding the role of the Compensation Committee’s advisor, FW Cook, may be found later in this CD&A in the “2020 Executive Compensation Decisions” section.

Role of the Chief Executive Officer

Our CEO regularly participates in the meetings of the Compensation Committee. The CEO and Executive Vice President, Human Resources work together to develop a recommendation to present to the Compensation Committee with respect to compensation packages for each of our named executive officers, other than the CEO. As a result, our CEO generally has a significant impact on the compensation paid to the other named executive officers. In addition, the Compensation Committee has delegated to the CEO the authority for the determination of certain grants to employees other than executive officers under our long-term incentive plan, subject to established grant limits. The Compensation Committee regularly holds executive sessions, excusing the CEO from the meeting, to discuss matters related to the CEO’s compensation.

Role of the Management Consultant

Management periodically solicits the advice of external compensation consultants to ensure that the Company’s compensation program is competitive with compensation programs offered by the companies in its peer group and companies in the markets in which the named executive officers are located. In 2020, Mercer assisted management with reviewing the Company’s compensation program for executives, as described in more detail below.

Policies and Practices that Govern Executive Compensation

Stock Ownership Guidelines

Pursuant to these guidelines, each executive officer is expected to accumulate and hold shares of Company common stock having a value at least equal to (i) 2x annual base salary, in the case of the CEO, and (ii) 1x annual base salary, in the case of each executive other than the CEO. Executives are expected to make continuous progress toward their respective ownership requirements. Until the executive has satisfied the stock ownership guidelines, he or she will be required to retain 75% of the net shares received upon settlement of RSUs. For purposes of these stock ownership guidelines, “net shares” are those shares held by the executive after deducting any shares withheld by the Company or sold by the executive for the sole purpose of satisfying the executive’s tax liabilities and related fees, if any, related to the settlement event.

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Policy Against Hedging, Short-Selling and Pledging

All Veoneer directors, officers (including executive officers) and employees holding Veoneer securities are prohibited from engaging in hedging, short-selling or pledging with respect to such securities.

Compensation Recoupment Policy

We have a compensation recoupment policy that allows the Company to recoup from current and former executives annual incentive compensation that is subsequently determined not to have been earned in the event of a material restatement of the Company’s financial results due to fraud, intentional misconduct, negligence, or dereliction of duties by the executive officer. The Company is also authorized to recoup equity compensation upon misconduct that is harmful to the interests of the Company such as a violation of Company policy.

Compensation Risk Assessment

The Compensation Committee annually considers potential risks when reviewing and approving our compensation program. We have designed our compensation program, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our compensation program for executive officers:

A Balanced Mix of Compensation Components – The target compensation mix for our executive officers is composed of base salary, annual cash incentives, LTI and retirement benefits, representing a mix that is not overly weighted toward short-term cash incentives.

Performance Factors – Our incentive compensation plans use Company-wide goals. The payout of annual cash incentives for 2020 was tied to the Company’s Operating Cash Flow. PSs were eligible to be earned for 2020 based upon the Company’s Gross Margin.

Long-term Incentives – Our LTIs are equity-based and generally have a three-year vesting schedule to complement our annual cash-based incentives. The allocation of PSs is 75% and RSUs 25% for all executive officers.

Capped Incentive Awards – Annual cash incentive awards and PSs are capped at 200% of target.

Stock Ownership Guidelines – Our guidelines call for meaningful share ownership, which aligns the interests of our executive officers with the long-term interests of our stockholders.

Compensation Recoupment Policy – Our Board is authorized to recoup earned annual cash incentive compensation in the event of a material restatement of the Company’s financial results due to fraud, intentional misconduct, negligence, or dereliction of duties by the executive officer.

Additionally, the Compensation Committee considered an assessment of compensation-related risks including an inventory of incentive and commission arrangements below the executive level. Based on this assessment, the Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on Veoneer. In making this determination, the Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices” as presented by FW Cook, the Compensation Committee’s independent compensation consultant, as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board of Directors.

As of 2019, when the Company introduced its first LTI program as a stand-alone company, to mitigate potential compensation-related risk, the Company began requiring double-trigger acceleration of unvested equity awards in the event of a covered termination following a CiC, instead of the previous single-trigger acceleration in the outstanding adjusted awards.

43 – VEONEER, INC. 2021 PROXY STATEMENT

2020 Executive Compensation Process

The compensation for our named executive officers is reviewed every year. The Compensation Committee considers changes in total compensation levels for the named executive officers after it reviews the relevant peer group or local market data (per position). The Compensation Committee uses this information as one input in its decision-making process. In addition to market data, the Compensation Committee also reviews the Company’s financial performance, the named executive officers’ individual performance, input from the Executive Vice President, Human Resources, and the recommendations of the CEO with respect to the compensation packages for the named executive officers other than himself. The Compensation Committee reviews, provides feedback and approves the final recommendations for the compensation of our named executive officers.

The Compensation Committee reviewed the 2020 compensation for our executives and the recommendations made by the CEO other than for himself, during its meetings held in December 2019 and February 2020 and decided on the 2020 compensation levels. The review was supported by a comprehensive analysis and market review prepared by Mercer.

The Advisors

Throughout the decision-making process for 2020 compensation, which included the Compensation Committee’s December 2019 and February 2020 meetings, and during the other Compensation Committee meetings which included March, May, July, August, November and December 2020 meetings, the Compensation Committee engaged Frederic W. Cook & Co., Inc. who reported directly to the Compensation Committee. During 2020, Frederic W. Cook & Co., Inc. attended the majority of the Compensation Committee’s meetings and provided input for each meeting, including:

•	independent perspective and advice to the Compensation Committee on various aspects of the Company’s total compensation program;
•	information about the market environments in which the Company operates, including guidance regarding compensation trends, compensation levels and compensation mix within the applicable markets;
•	information about regulatory developments in the executive and director compensation space;
•	recommendations regarding program design and structure; and
•	recommendations regarding compensation levels and mix for our executive officers and members of the Board.

Frederic W. Cook & Co., Inc. did not provide any additional services to the Company other than those described herein.

In 2019, management engaged Mercer to assist in setting the compensation for 2020. Mercer was assigned specific tasks related to the compensation of our senior executive officers, including: (i) review of peer group and pay changes in the 2020 employment market, (ii) compilation of peer groups for our named executive officers, and (iii) compensation analysis for the Compensation Committee. In addition, Mercer provided the Company with actuarial services related to the Company’s employee benefit plans.

The Peer Groups

For 2020 compensation decisions, the Compensation Committee reviewed the most current compensation data available in selected markets. This included market data from Sweden and the U.S. prepared by Mercer using its proprietary compensation database to assess local market compensation levels for executive roles operating within the general, high-tech, automotive and manufacturing industries. Such market assessments were based on our named executive officers’ roles, characteristics and responsibilities including job function, reporting level and other organizational financial and organizational scope measures, including revenue responsibility, employees, and geographical responsibility. The market data contained information regarding the assessed level of base salary, total cash compensation, total direct compensation and total compensation. Mr. Bieler commenced his executive role on February 1, 2020, and, accordingly, was not included in the peer

VEONEER, INC. 2021 PROXY STATEMENT – 44

study described below.

Swedish Peer Group

In considering compensation for 2020 for our named executive officers based in Sweden, the Compensation Committee reviewed, among other factors, market data from a peer group consisting of companies similar in both business type and size, including large-cap Swedish companies that have global operations of substantial size in markets of North America, Europe and Asia, are headquartered in Sweden and have executives based in Sweden with Swedish employment conditions (the “Swedish peer group”). The Compensation Committee adjusted the Swedish peer group prior to the 2020 compensation review after a review of component companies based on relevancy and size. The Swedish peer group for 2020 consisted of the following companies:

Husqvarna AB	Saab AB	Tele2 AB

Getinge AB	Dometic Group AB	Mölnlycke Health Care AB

Lifco AB	Axis AB	Lindab International AB

Höganäs AB		Elekta Instrument AB

The Swedish peer group for 2020 reflects the addition of Elekta Instrument AB and the removal of Volvo Car Corporation, AB Electrolux, Assa Abloy AB and Klarna Bank AB, in each case based on relevancy and size as noted above.

U.S. Peer Group

In considering compensation for 2020 for our named executive officers outside of Sweden, the Compensation Committee reviewed, among other factors, market data from a peer group consisting of companies similar in both business type and size, including U.S. companies with R&D and manufacturing that were selected based on market capitalization and total revenue (the “U.S. peer group”). The Compensation Committee changed our U.S. peer group for 2020 significantly prior to the 2020 compensation review after a comprehensive review of component companies based on relevancy and size. The U.S. peer group for 2020 consisted of the following companies:

AeroVironment Inc.	Curtiss-Wright Corporation	Stoneridge Inc.

Astronics Corporation	FLIR Systems Inc.	Wabco Holdings Inc.

Cerence Inc.	Cooper-Standard Holdings Inc.	Sensata Technologies Holdings PLC

Visteon Corporation	Gentex Corporation	Trimble Inc.

Coherent Inc.	Moog Inc.	Cubic Corporation

The U.S. peer group for 2020 reflects the addition of AeroVironment Inc., Astronics Corp., Cerence Inc., Coherent Inc., Curtiss-Wright Corp., FLIR Systems Inc., Gentex Corp., Gentherm Inc., Moog Inc., Stoneridge Inc. and Wabco Holdings Inc. and the removal of Adient PLC, Dana, Inc., CA Technologies, Marvell Technology Textron, Inc., Oshkosh Corporation, Timken Corporation, Autodesk, Inc., Tenneco, Inc. and Rockwell Automation, Inc., in each case based on relevancy and size as noted above.

Findings and Decisions for 2020 Compensation

The following section of this CD&A focuses on the decisions linked to compensation paid to our named executive officers for 2020.

45 – VEONEER, INC. 2021 PROXY STATEMENT

The Compensation Committee reviews the compensation for the executives taking internal, external and personal factors into consideration and one of the factors considered is the current market position of respective named executive officers. Although the analysis provided an additional input to decision making, Veoneer is aware of the fact that the limited number of peer group companies in Sweden where the majority of our named executive officers are located may result in inconsistencies in year-over-year analysis.

The percentage changes in each element of compensation set forth below reflect the Compensation Committee’s decisions in December 2019 and February 2020 for each of our named executive officers other than Mr. Bieler (who was not included in the peer review due to the timing of his commencement of employment, as discussed above).

Jan Carlson. Based on the market data and the other factors the Compensation Committee considered, the Compensation Committee approved the following changes to Mr. Carlson’s compensation for 2020:

Base Salary Adjustment for 2020	Target STI Adjustment for 2020	Approved Target Grant Value of Stock Incentive Plan for 2020	Retirement / Pension Solution for 2020

No change	No change (remained at 75% of base salary)	No change (remained at the same grant value in USD)	No change (contribution level remained at 48% of base salary)

Mats Backman. Based on the market data and the other factors the Compensation Committee considered, the Compensation Committee approved the following changes to Mr. Backman’s compensation for 2020:

Base Salary Adjustment for 2020	Target STI Adjustment for 2020	Approved Target Grant Value of Stock Incentive Plan for 2020	Retirement / Pension Solution for 2020

Increased by 4.5%	No change (remained at 45% of base salary)	Increased by 62% compared to 2019 grant	No change (contribution level remained at 35% of base salary)

Lars Sjöbring. Based on the market data and the other factors the Compensation Committee considered, the Compensation Committee approved the following changes to Mr. Sjöbring’s compensation for 2020:

Base Salary Adjustment for 2020	Target STI Adjustment for 2020	Approved Target Grant Value of Stock Incentive Plan for 2020	Retirement / Pension Solution for 2020

Increased by 3%	No change (remained at 35% of base salary)	Increased by 5% compared to 2019 grant	No change (contribution level remained at 35% of base salary)

Nishant Batra. Based on the market data and the other factors the Compensation Committee considered, the Compensation Committee approved the following changes to Mr. Batra’s compensation for 2020:

Base Salary Adjustment for 2020	Target STI Adjustment for 2020	Approved Target Grant Value of Stock Incentive Plan for 2020	Retirement / Pension Solution for 2020

Increased by 4.5%	No change (remained at 45% of base salary)	Increased by 62% compared to 2019 grant (excludes retention RSUs)	No change

VEONEER, INC. 2021 PROXY STATEMENT – 46

During 2020, the Compensation Committee identified a retention risk for certain executives and to retain those executives during an uncertain time, they increased the assumed grant value of their LTI. Messrs. Backman and Batra were identified as high risk for retention and their assumed grant value was increased more than other named executive officers in an attempt to retain them.

2020 Additional Benefits

The Company’s executive compensation program also included certain retirement/pension benefits (see page 40 of this Proxy Statement) and certain other items of compensation, such as a company car. The Compensation Committee believes these benefits are appropriate for each of our named executive officers.

Additional Employment Arrangements

Mr. Bieler’s Employment Arrangement

As described above, Mr. Bieler was appointed as the Executive Vice President Business Unit Europe as of February 1, 2020. In determining the compensation for Mr. Bieler, the Compensation Committee considered the market pay levels in Germany for executives with similar responsibilities based on information provided by Mercer. Mr. Bieler’s employment agreement provides that he is entitled to an annual base salary of EUR 500,000 (approximately $612,900) and an initial target cash bonus of forty-five percent (45%) of his base salary. During his employment, Veoneer will make pension contributions equivalent to thirty-five percent (35%) of Mr. Bieler’s base salary. In addition, Veoneer provides Mr. Bieler with certain local benefits. For additional information about these benefits, see footnote 4 to the Summary Compensation Table. As discussed above, Mr. Bieler’s employment agreement also provides for retention bonuses of EUR 175,000 and EUR 100,000 payable on No-vember 1, 2020 and November 1, 2021, respectively, provided that he remains employed with the Company on each such date. For information regarding Mr. Bieler’s severance benefits under his employment agreement, see the “Potential Payments Upon Termination or Change in Control” section later in this Proxy Statement.

Mr. Batra’s Employment Arrangement

As discussed above, in connection with the Company’s collaboration efforts with Qualcomm, the Board and the Compensation Committee approved the following retention awards for Mr. Batra: (i) a cash retention payment equal to $1,000,000, payable on April 1, 2021, subject to his continued employment with the Company on such date, provided that he will receive such cash payment if, prior to April 1, 2021, he dies or the Company terminates his employment without “cause” or he resigns for “good reason,” as such terms are defined in the employment agreement; and (ii) 221,239 RSUs, 73,746 of which will vest on January 1, 2022, and 147,493 of which will vest on July 1, 2022, in each case subject to Mr. Batra’s continued employment with the Company on such vesting dates. The cash retention payment and the Batra Retention RSUs will become fully-vested if the Company terminates Mr. Batra’s employment without “cause” or if Mr. Batra resigns for “good reason” (as such terms are defined in his employment agreement). Mr. Batra forfeited these retention awards in connection with his separation on January 15, 2021.

Mr. Carlson’s Retention Bonus Arrangements (pursuant to employment agreement entered into in 2018, as amended to date)

As disclosed in prior years, In lieu of Mr. Carlson’s right to severance upon terminating his employment with Autoliv at the time of the Spin-off, and in recognition of the critical importance of his continued service and leadership during the formation of Veoneer, Mr. Carlson’s employment agreement provides that he is eligible to receive a $6,000,000 retention bonus. Mr. Carlson would have been entitled to a severance payment of approximately $9.8 million had he elected to leave Autoliv in connection with the Spin-off, as he was entitled to do. When asked to serve as the Company’s Chief Executive Officer, Mr. Carlson waived his right to the severance payment in lieu of his new employment agreement, which included the retention bonus. Pursuant to his employment agreement, the retention bonus is to be paid in three equal installments in each of July 2019, 2020, and 2021, provided that he remains employed by Veoneer on each such date. Fifty percent (50%) of the retention bonus is to be paid annually at the time of vesting in a fixed cash amount ($1,000,000 annually),

47 – VEONEER, INC. 2021 PROXY STATEMENT

of which Mr. Carlson earned one-third in 2019 and 2020, respectively (such amounts are reflected in the Bonus column of the Summary Compensation table for 2019 and 2020) and the remaining $1,000,000 of which remains subject to vesting. The remaining fifty percent (50%) of the retention bonus was denominated in Veoneer restricted stock units (“Cash-Settled Retention RSUs”) on the effective date of the Spin-off and is to be paid annually in one-third installments in cash having a value equal to the relevant number of underlying shares of the Company’s common stock on the applicable vesting date (determined based on the closing price of the Company’s common stock on each applicable vesting date), which aligns the value of the retention payment with the performance of the Company and the interests of our stockholders. The full grant date fair value of the Cash-Settled Retention RSUs is included in the Stock Awards column of the Summary Compensation Table for 2018. In 2019, we amended Mr. Carlson’s retention RSUs to provide that the 24,969 Cash-Settled Retention RSUs that vested on July 1, 2019 would be settled in the form of 24,969 shares of Company common stock, instead of a cash payment having a value equal to such shares. Mr. Carlson earned one-third of the Cash-Settled Retention RSUs in 2019 and 2020, respectively, and one-third of the Cash-Settled Retention RSUs remain subject to vesting in July 2021.

Mr. Carlson’s retention bonus was an important component of the Spin-off. The Spin-off amounted to a $2.5 billion dividend to Autoliv’s stockholders. Prior to the Spin-off and while the stockholders of Autoliv were also the (indirect) stockholders of the Company with their interests thus fully aligned, Autoliv took several steps to ensure the success of the Spin-off. Notably, it capitalized the Company with $1 billion and negotiated employment and related agreements with key members of the Company’s management. It was against this background that the Autoliv board, at a time when the interests of the Autoliv and the Company’s stockholders were fully aligned, negotiated an agreement with Mr. Carlson under which Mr. Carlson agreed to serve as the Chief Executive Officer of the Company and agreed to forfeit his Autoliv severance in lieu of the retention arrangement. These arrangements were later ratified by our Board. It is the Company’s view that the actions of Autoliv, ratified by the Board, were in the best interests of their respective stockholders. For Autoliv, this arrangement converted a $9.8 million severance payment into a $6 million continued service incentive (the final number will depend on the performance of our stock) for which it compensated the Company. For the Company, it secured Mr. Carlson’s services as Chief Executive Officer and facilitated its capitalization by Autoliv to cover the expected costs associated with the retention.

Currencies for Executive Compensation

The Company generally sets cash-based compensation (including for all of our named executive officers) in the local currency of the country of service with limited exceptions. Accordingly, the Company set compensation in Swedish kronor (“SEK”) for Messrs. Carlson and Backman, in U.S. dollars (“USD”) for Messrs. Sjöbring and Batra, and in Euro (“EUR”) for Mr. Bieler, except for the annual target grant value of the LTI awards for which the compensation is set in USD for all of our named executive officers. All amounts have been converted to USD using the following exchange rates: 1 USD = 8.1886 SEK; 0.8158 EUR. For historic numbers, we have converted the compensation paid in prior years by the same exchange rate in order to facilitate comparison. Thus, while the historic amounts paid do not change, due to fluctuations in exchange rates, amounts reflecting historic figures in this Proxy Statement may differ significantly from disclosure in previous years. We also note that the exchange rate prevailing at the time of the Compensation Committee’s review of compensation may vary significantly from the exchange rates prevailing at the time this Proxy Statement is prepared. As a result, the year-to-year percentage changes in compensation reviewed and approved by the Compensation Committee may differ significantly from the percentage changes in compensation presented in this Proxy Statement due to fluctuations in exchange rates.

VEONEER, INC. 2021 PROXY STATEMENT – 48

49 – VEONEER, INC. 2021 PROXY STATEMENT

Executive Compensation

The following table shows information concerning the annual compensation for services provided by our named executive officers in the fiscal years ended December 31 in the periods 2018, 2019 and 2020.

Summary Compensation Table (1)						Change in
Name and Principal Position	Year	Base Salary $	Bonus $	Stock Awards(2) $	Non-Equity Incentive plan Compensa- tion $	Pension Value and Nonqual- ified Deferred Compensation Earnings(3)	All Other Compen- sation(4) $	Total $
Jan Carlson President and CEO	2020	1,794,862(5)	1,000,000(7)	642,479	2,308,009	—	759,121	6,504,470
	2019	1,677,153	1,000,000	515,342	657,783	—	755,294	4,605,572
	2018	1,850,254	—	4,030,681(6)	1,269,405	8,197	796,335	7,954,872
Mats Backman Former CFO and EVP Finance (8)	2020	740,175	—	344,816	666,158(9)	—	449,369	2,200,519
	2019	590,251		938,408	181,679	—	215,866	1,926,206
Lars Sjöbring EVP Legal Affairs, General Counsel	2020	747,979	—	247,165	523,585	—	312,165	1,830,894
	2019	726,193	—	191,201	144,876	—	301,760	1,364,030
	2018	705,042	1,000,000	371,289	271,441	—	294,509	2,642,281
Nishant Batra Former EVP & CTO (10)	2020	538,593	50,000(11)	1,845,791(12)	484,734	—	343,781	3,262,898
	2019	515,400	30,000	185,661	132,200	—	314,987	1,178,248
Matthias Bieler EVP Business Unit Europe (13)	2020	594,508 (14)	214,513 (15)	299,989	525,251	—	258,139	1,892,401

(1)

The amounts contained in the table were paid in were paid in Swedish Kronor, Euro and USD. All amounts have been converted to U.S. dollars using the following exchange rate: 1 USD = 8.1886 SEK; 0.8158 EUR. Amounts are rounded to the nearest whole number and, as a result of such rounding, the amounts reflected in the “Total” column may differ slightly from the sum of amounts set forth in each individual column.

(2)

The numbers reflect the aggregate grant-date fair value of the RSUs and PSs granted under Veoneer’s Stock Incentive Plan in 2020 and the RSUs granted under Autoliv’s Stock Incentive Plan in 2018 and the performance shares granted in 2018, calculated in accordance with FASB Topic 718. The fair value of the RSUs and performance shares granted in 2018 was calculated based on the closing price per share of Autoliv stock on the grant date. For the dollar value of our named executive officers’ outstanding RSUs and PSs as of December 31, 2020, see the Outstanding Equity Awards table on page 54.

The PSs granted in 2019 (referred to herein as the 2019 PSA (Tranche 1), the 2019 PSA (Tranche 2) and the 2019 PSA (Tranche 3)) and 2020 (referred to herein as the 2020 PSA (Tranche 1), the 2020 PSA (Tranche 2) and the 2020 PSA (Tranche 3)) are comprised of three one-year performance periods with goals related to annual gross margin, with the number of shares ultimately earned subject to downward adjustment based on our share price measured at the end of the three-year performance period (December 31, 2021, with respect to the 2019 PSA and December 31, 2022, with respect to the 2020 PSA).

• The annual gross margin goals for 2019 PSA (Tranche 2) and 2019 PSA (Tranche 3) were not established at the date of grant of the 2019 PSA (Tranche 1) and, as a result, for accounting purposes, 2019 PSA (Tranche 2) and 2019 PSA (Tranche 3) are not considered granted until the respective performance goals are established. Accordingly, the grant date fair value of the 2019 PSA (Tranche 1) is reported in the Stock Awards column for 2019 and the grant date fair value of the 2019 PSA (Tranche 2) is reported in the Stock Awards column for 2020, but the grant date fair value of the 2019 PSA (Tranche 3) will not be reported in the Stock Awards column until 2021.

• The annual gross margin goals for 2020 PSA (Tranche 2) and 2020 PSA (Tranche 3) were not established at the date of grant of the 2020 PSA (Tranche 1) and, as a result, for accounting purposes, 2020 PSA (Tranche 2) and 2020 PSA (Tranche 3) is not considered granted until the respective performance goals are established. Accordingly, the grant date fair value of the 2020 PSA (Tranche 1) are reported in the Stock Awards column for 2020, but the grant date fair value of the 2020 PSA (Tranche 2) and the 2020 PSA (Tranche 3) will not be reported in the Stock Awards column until 2021 and 2022, respectively.

VEONEER, INC. 2021 PROXY STATEMENT – 50

	Grant Date Fair Value – Target (a)	Grant Date Fair Value – Maximum (b)
2019 Performance Share Award (Tranche 1)	Mr. Carlson $257,656	Mr. Carlson $515,312
	Mr. Backman $92,829	Mr. Backman $185,658
	Mr. Sjöbring $95,601	Mr. Sjöbring $191,201
	Mr. Batra $92,831	Mr. Batra $185,661
2019 Performance Share Award (Tranche 2)	Mr. Carlson $127,123	Mr. Carlson $254,246
	Mr. Backman $44,827	Mr. Backman $89,654
	Mr. Sjöbring $47,168	Mr. Sjöbring $94,336
	Mr. Batra $45,801	Mr. Batra $91,602
2020 Performance Share Award (Tranche 1)	Mr. Carlson $257,678	Mr. Carlson $515,356
	Mr. Backman $149,995	Mr. Backman $299,989
	Mr. Sjöbring $99,992	Mr. Sjöbring $199,983
	Mr. Batra $149,995	Mr. Batra $299,989
	Mr. Bieler $149,995	Mr. Bieler $299,989

a.

Reflects the grant date fair value of the PS as reflected in the Stock Awards column, which was computed by multiplying (i) the target number of PSs awarded to each named executive officer, which was the assumed probable outcome as of the grant date, by (ii) the grant date fair value per share used for financial reporting purposes, based on the actual share price on the date of grant. See also Note 18 of the Notes to the Company’s Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 19, 2021.

b.	Reflects the grant date fair value of the PSs assuming the highest level of performance conditions was satisfied.

(3)

All amounts contained in the column relate to Change in Pension Value as used for accounting purposes according to U.S. GAAP. Mr. Carlson participates in a defined benefit plan sponsored by Autoliv, which defined benefit plan remained with Autoliv following the Spin-off. Accordingly, no information is included with respect to such plan for 2019 and 2020 as it is no longer an obligation of the Company or related to Mr. Carlson’s services to the Company.

(4)	The following table reflects the items that are included in the All Other Compensation column for 2020.

2020 All Other Compensation

Name	Perquisites $ (a)	Company Contributions to Defined Contribution Plans $ (b)	Tax Payment $ (c)	Vacation Supplement $ (d)	Compensation During Notice Period $ (e)	Total $

Jan Carlson	17,480	738,563	—	3,077	—	759,121

Mats Backman	12,395	259,061	—	987	176,926	449,369

Lars Sjöbring	50,372	261,793	—	—	—	312,165

Nishant Batra	142,757	41,636	127,510	—	31,877	343,781

Matthias Bieler	54,964	203,175	—	—	—	258,139

a.

For Mr. Carlson, reflects the value of a company car (which per the terms of the lease agreement was provided at no cost to the Company in 2020), company-paid healthcare benefits, and a home alarm system. For Mr. Backman, reflects the value of a company car and company-paid health care benefits. For Mr. Sjöbring, reflects the value of a company car ($33,138) and company-paid healthcare benefits. For Mr. Batra, reflects the value of a company car, company-paid healthcare benefits, accommodation cost in Sweden ($77,055) and school-fees in Sweden ($26,464). For Mr. Bieler, reflects the value of a company car and accommodation cost in Germany ($44,128). For all perquisites, the value reported reflects the aggregate incremental cost to the Company of providing the benefit. The Company determined the cost of the company car based on the value of the lease payment or car allowance paid, as applicable.

b.

Reflects for Messrs. Carlson, Backman, and Bieler contributions to the named executive officer’s defined contribution plans. Reflects for Mr. Sjöbring, $11,440 in matching contributions to the U.S. 401(k) plan, $41,887 in matching contributions to the Veoneer US Non-Qualified Retirement Plan and $208,466 as contribution to the Supplemental Plan. Mr. Batra, $11,475 in matching contributions to the U.S. 401(k) plan and $30,161 in matching contributions to the Veoneer US Non-Qualified Retirement Plan.

c.

Reflects for Mr. Batra a tax gross-up payment on the benefits related to his assignment in Sweden. Per the terms of Mr. Batra’s employment agreement, he is entitled to tax equalization benefits, and the value of such benefit for 2018 ($18,699) is included as All Other Compensation for 2020. As of the date of this Proxy Statement, the tax equalization benefit related to compensation earned in 2019 and 2020 is not yet known and has not been paid. Consequently, the Company will include such amount for Mr. Batra in a future year provided that he is a named executive officer.

51 – VEONEER, INC. 2021 PROXY STATEMENT

d.	Reflects for Messrs. Carlson and Backman the vacation supplement required by Swedish labor law.
e.

Reflects the salary and benefits payable to Mr. Backman during the last three months of his requisite notice period (March 1, 2021 – May 3, 2021), which amount will become payable to Mr. Backman in 2021, but, in accordance with SEC rules, such amount is considered to be accrued for 2020. Reflects the salary and benefits payable to Mr. Batra during the last two weeks of his requisite notice period (January 1, 2021 – January 15, 2021), which amount will become payable to Mr. Batra in 2021, but, in accordance with SEC rules, such amount is considered to be accrued for 2020.

(5)	Includes payment of $256,189 to Mr. Carlson for unused vacation days.
(6)

Includes the grant date fair value ($2,999,985) of the Cash-Settled Retention RSUs granted to Mr. Carlson effective as of the Spin-off, of which one-third (1/3) vested in July 2019, one-third vested in July 2020 (which amount is reflected in the Option Exercises and Stock Vested table), and the remaining one-third (1/3) will vest in in July 2021, provided that Mr. Carlson remains employed by the Company on such date.

(7)	Reflects the retention bonus earned and paid to Mr. Carlson in 2020.
(8)	Mr. Backman commenced his employment in March 2019 and was not a named executive officer in 2018.
(9)	The Company and Mr. Backman agreed that Mr. Backman’s non-equity incentive plan compensation award would be contributed into his pension plan.
(10)	Mr. Batra commenced his employment in November 2018 and was not a named executive officer in 2018.
(11)	Reflects the retention bonus paid to Mr. Batra in November 2020 pursuant to the original terms of his employment agreement, as previously disclosed.
(12)	Includes the grant fair value ($1,500,000) of the retention awards of RSUs granted on March 27, 2020. Mr. Batra forfeited these RSUs in connection with his resignation effective January 15, 2021.
(13)	Mr. Bieler commenced his employment in February 2020 and was not a named executive officer in 2019 and 2018.
(14)	Reflects what Mr. Bieler actually received in 2020 as salary.
(15)	Reflects the retention bonus paid to Mr. Bieler in November 2020 pursuant to his employment agreement, as previously described in the CD&A.

VEONEER, INC. 2021 PROXY STATEMENT – 52

2020 Grants of Plan-Based Awards Table

The following table summarizes grants of plan-based awards to named executive officers made in-the year ended December 31, 2020.

							All other
	Estimated Possible Payouts			Estimated Possible			Stock
	Under Non-Equity Incentive			Payouts Under Equity			awards:
	Plan Awards			Incentive Plan Awards (1)			Number of	Grant date fair
							shares of	value of stock
Name,	Threshold	Target	Maximum	Threshold	Target	Maximum	stock units	and option
Grant Date	$	$	#	$	$	#	(#)	awards ($) (2)

Jan Carlson

2/18/2020	—	—	—	—	—	—	17,722	257,678

2/18/2020	—	—	—	0	17,722	35,444	—	257,678

2/18/2020	—	—	—	0	8,743	17,486	—	127,123

	0	1,154,005	2,308,009	—	—	—	—	—

Mats Backman

2/18/2020	—	—	—	—	—	—	10,316	149,995

2/18/2020	—	—	—	0	10,316	20,632	—	149,995

2/18/2020	—	—	—	0	3,083	6,166	—	44,827

	0	333,079	666,158	—	—	—	—	—

Lars Sjöbring

2/18/2020	—	—	—	—	—	—	6,878	100,006

2/18/2020	—	—	—	0	6,877	13,754	—	99,992

2/18/2020	—	—	—	0	3,244	6,488	—	47,168

	0	261,793	523,585	—	—	—	—	—

Nishant Batra

2/18/2020	—	—	—	—	—	—	10,316	149,995

2/18/2020	—	—	—	0	10,316	20,632	—	149,995

2/18/2020	—	—	—	0	3,150	6,300	—	45,801

3/27/2020(3)	—	—	—	—	—	—	221,239	1,500,001

	0	242,367	484,734	—	—	—	—	—

Matthias Bieler

2/18/2020	—	—	—	—	—	—	10,316	149,995

2/18/2020	—	—	—	0	10,316	20,632	—	149,995

	0	262,626	525,251	—	—	—	—	—

(1)

Reflects for Messrs. Carlson, Backman, Sjöbring and Batra the 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2). Reflects for Mr. Bieler the 2020 PSA (Tranche 1). See footnote to the Summary Compensation table for a description of the performance share program.

(2)

Reflects the aggregate grant date fair value of the RSUs, 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2) calculated in accordance with FASB Topic 718, based on the actual share price on the date of grant. See also Note 18 of the Notes to the Company’s Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 19, 2021. Each of the executive officers received their RSUs, 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2) in February 2020. The RSUs will vest on the third anniversary of the grant subject to executive’s continued employment on such date. Any earned 2020 PSA (Tranche 1) will vest in during the first quarter 2023 and any earned 2019 PSA (Tranche 2) will vest during the first quarter 2022 subject to the executive’s continued employment on such date. See footnote 2 in the Summary Compensation table for a description of the 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2).

(3)

Reflects Mr. Batra’s one-time retention awards of RSUs that will vest on each of January 1, 2022, and July 1, 2022, provided that Mr. Batra remains employed on each date. Mr. Batra forfeited these RSUs in connection with his resignation effective January 15, 2021.

53 – VEONEER, INC. 2021 PROXY STATEMENT

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table summarizes the total number of securities underlying outstanding plan awards for the named executive officers on December 31, 2020.

	Option Awards (1)					Stock Awards (1)

							Equity	Equity Incentive
							Incentive	Plan Awards:
						Market Value	Plan Awards:	Market or
	Number of	Number of			Number of	of Shares	Number of	Payout Value of
	Securities	Securities			Shares or	or Units of	unearned	Unearned Shares,
	Underlying	Underlying			Units of	Stock That	Shares, Units	Units or Other
Name (Grant	Unexercised	Unexercised	Option	Option	Stock That	Have Not	or Other Rights	Rights
Year, Award	Options (#)	Options(#)	Exercise	Expiration	Have Not	Vested (7)(8)	That Have Not	That Have Not
Type)	Exercisable	Unexercisable	Price ($)	Date ($)	Vested (#)	($)	Vested (#) (7)(8)	Vested(8) ($)

Jan Carlson

2020 Veoneer	—	—	—	—	17,722	377,479	5,316	113,231

2019 Veoneer	—	—	—	—	8,744	186,247	2,622	55,849

2018 Veoneer	—	—	—	—	24,968(2)	531,818	—	—

2018 Veoneer	—	—	—		12,114	258,028	—	—

2018 Autoliv	—	—	—	—	5,465	503,327	—	—

2015 Veoneer	21,071		34.25	2/16/2025	—	—	—	—

2015 Autoliv	8,976		80.40	2/16/2025	—	—	—	—

2014 Veoneer	22,888		28.67	2/19/2024	—	—	—	—

2014 Autoliv	9,750		67.29	2/19/2024	—	—	—	—

Mats Backman

2020 Veoneer	—	—	—	—	10,316	219,731	3,094	65,902

2019 Veoneer	—	—	—	—	3,083(3)	65,668	924	19,681

2019 Veoneer	—	—	—	—	25,000(4)	532,500	—	—

Lars Sjöbring

2020 Veoneer	—	—	—	—	6,878	146,501	2,063	43,942

2019 Veoneer	—	—	—	—	3,244	69,097	973	20,725

2018 Veoneer	—	—	—	—	4,363	92,932	—	—

2018 Autoliv	—	—	—	—	1,968	181,253	—	—

Nishant Batra

2020 Veoneer	—	—	—	—	10,316(5)	219,731	3,094(5)	65,902

2020 Veoneer	—	—	—	—	221,239(5)(6)	4,712,391	—	—

2019 Veoneer	—	—	—	—	3,150(5)	67,095	945(5)	20,129

Matthias Bieler

2020 Veoneer	—	—	—	–	10,316	219,731	3,094	65,902

VEONEER, INC. 2021 PROXY STATEMENT – 54

(1)

All outstanding stock awards granted under Autoliv’s equity compensation programs until 2018 were converted to adjusted awards relating to both shares of Autoliv and Veoneer common stock. The outstanding awards in the table above reflect the adjusted number of awards following the conversion for these awards. Except as otherwise noted, the above plan awards were originally granted on February 19, 2014, February 16, 2015, February 13, 2018, February 19, 2019 and February 18, 2020. All options granted are for 10-year terms with an exercise price equal to the fair market value (as defined in the Autoliv 1997 Incentive Plan) per share on the date of grant, as adjusted in the Spin-off, and become exercisable after one year of continued employment following the grant date. Except as otherwise noted, all RSUs generally cliff vest after three years. Amounts reflected in this table include RSUs acquired through dividend equivalent rights.

(2)

Reflects the number of outstanding Cash-Settled Retention RSUs that were granted to Mr. Carlson on June 29, 2018 that will vest in one installment in July 2021, provided that Mr. Carlson remains employed on such date.

(3)	Mr. Backman’s RSUs and 2019 PSAs were granted on March 1, 2019.
(4)	Reflects Mr. Backman’s one-time retention RSUs that were granted on March 1, 2019 and cliff vested after two years.
(5)	These shares were forfeited prior to vesting upon Mr. Batra’s resignation from the Company.
(6)

Reflects Mr. Batra’s one-time retention awards of RSUs that were schedule to vest on each of January 1, 2022, and July 1, 2022, provided that Mr. Batra remained employed on each date. Mr. Batra forfeited these RSUs in connection with his resignation effective January 15, 2021.

(7)	Based on the closing prices on the NYSE for Autoliv and Veoneer per share of common stock on December 31, 2020, the last trading day of the year, which were ALV $92.10 and VNE $21.30.
(8)

On February 15, 2021, the Compensation Committee determined that 0.3 times the target awards of the 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2) awards were earned based on the actual level of achievement of the 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2) annual gross margin goal. This column includes the outstanding PSs for the 2020 PSA (Tranche 1) and 2019 PSA (Tranche 2), which remain subject to downward adjustment based on our share price at the conclusion of the respective three-year performance period.

Options Exercises and Stock Vested During 2020

The following table summarizes for each of our named executive officers the option awards that were exercised and RSUs that vested during the year ended December 31, 2020.

		Option Awards		Stock Awards

		Number of	Value	Number of	Value Realized
		Shares Acquired	Realized on	Shares Acquired	on Vesting
Name		on Exercise (#)	Exercise ($)(1)	on Vesting (#)	($)(1)

Jan Carlson	Veoneer	—	—	38,369(2)	457,321(2)

Jan Carlson	Autoliv	—	—	5,987	458,784

Mats Backman	Veoneer	—	—	—	—

Lars Sjöbring	Veoneer	—	—	25,261	434,545

Lars Sjöbring	Autoliv	—	—	10,865	944,499

Nishant Batra	Veoneer	—	—	—	—

Matthias Bieler	Veoneer	—	—	—	—

(1)

The value realized on vesting of RSUs shown in the table above was calculated as the product of the closing price of a share of Veoneer’s or Autoliv’s common stock on the vesting date multiplied by the number of RSUs vested.

(2)	Includes $263,423 reflecting the 24,969 Cash-Settled Retention RSUs that were settled in a cash payment having a value equal to such shares.

Pension Benefits

None of our executive officers participates in a defined benefit plan sponsored by the Company. Mr. Carlson participates in a defined benefit plan sponsored by Autoliv, which such defined benefit plan remained with Autoliv following the Spin-off. Accordingly, no information is included with respect to such plan for 2019 and 2020 as it is no longer an obligation of the Company or related to Mr. Carlson’s services to the Company.

Nonqualified Deferred Compensation

The following table sets forth certain information with respect to the Veoneer US Non-Qualified Retirement Plan (which we refer to as the Non-Qualified Retirement Plan). Messrs. Sjöbring and Batra are the only named executive officers that participate in the Non-Qualified Retirement Plan.

55 – VEONEER, INC. 2021 PROXY STATEMENT

	Executive	Registrant	Aggregate		Aggregate
	Contributions in	Contributions in	Earnings in Last	Aggregate	Balance at Last
	Last Fiscal Year	Last Fiscal Year	Fiscal Year	Withdrawals/	Fiscal Year-End
Name	($) (1)	($) (2)	($) (3)	Distributions ($)	($) (4)

Lars Sjöbring	52,359	250,352	57,524	—	1,769,348

Nishant Batra	37,702	30,161	15,699	—	156,319

(1)	Messrs. Sjöbring’s and Batra’s contributions to the Non-Qualified Retirement Plan are included in the amount reported as “Salary” in the Summary Compensation table for fiscal year 2020.
(2)

The Company’s matching contributions to the Non-Qualified Retirement Plan are included in the “All Other Compensation” in the Summary Compensation table for Messrs. Sjöbring and Batra for fiscal year 2020.

(3)	Aggregate earnings are not includable in the Summary Compensation Table because such earnings are not above-market or preferential interest rates.
(4)

Includes amounts previously reported in the Summary Compensation Table in the previous years when earned if that executive officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and Company matching contributions.

Pursuant to the Non-Qualified Retirement Plan, participants may elect to defer a stated percentage of their base salary for each plan year, as determined by the administrative committee of the plan; provided, however, the amount deferred may not exceed 25% of a participant’s base salary. Earnings (and losses) are credited to participants’ accounts based on participant choices between various investment options and the rate of return determined by the administrative committee of the plan.

Participants are eligible to receive matching contributions equal to 80% of their deferred amounts, deferred amounts in excess of 7% of the participant’s compensation are not eligible for matching contributions. Contributions for Mr. Sjöbring will be increased so that the total value of retirement-related contributions made by the Company (including contributions to the 401(k) plan) will be equivalent to 35% of his base salary. Participants are always 100% vested in their deferred amounts and earnings thereon; provided, however, matching contributions and earnings thereon in a participant’s account are subject to forfeiture if the participant is determined by the Board to have stolen Company assets, violated the Company’s Standards of Business Conduct and Ethics or disclosed confidential business or technical information of the Company to unauthorized third parties.

Participants may elect to receive distributions from their accounts on the first day of the seventh month following the occurrence of any one of the following distribution events as designated by the participant: (i) separation from service, (ii) death, (iii) attainment of normal retirement age (65), or (iv) attainment of early retirement age (age 55 and at least five years of service with the Company). Amounts will be distributed in one of the following forms, as selected by the participant: (i) a single lump sum, (ii) 60 approximately equal monthly installments or (iii) 120 approximately equal monthly installments.

Potential Payments Upon Termination or Change in Control

The Company has entered into agreements and maintains plans that may require the Company to make payments and/or provide benefits to our named executive officers in the event of termination of employment or a change in control. The paragraphs below summarize the material terms of such agreements with our named executive officers.

Employment Agreements. The Company has an employment agreement with each of our named executive officers. The employment agreements obligate the Company to provide 1 month notice of termination of employment for Mr. Batra and 6 months’ notice of termination of employment for all other of the named executive officers other than Mr. Carlson who is entitled to 18 months’ notice of termination (unless either Messrs. Carlson, Backman, Sjöbring, Batra and Bieler, is terminated for “cause,” in which case termination would be effective immediately), as well as certain severance payments. Mr. Batra must provide the Company with 1 month notice of resignation and all other of the named executive officers must provide the Company with 6 months’ notice of resignation, with the exception of Mr. Carlson, who must provide the Company with 12 months’ notice of resignation.

VEONEER, INC. 2021 PROXY STATEMENT – 56

The employment agreements automatically terminate upon retirement. Mr. Carlson has the right to retire on the last day of the month preceding his 60th birthday, and if not otherwise agreed upon, the obligation to retire on the last day of the month preceding his 65th birthday. Messrs. Backman, Sjöbring, Batra and Bieler are all obligated to retire on the last day of the month before their 65th birthdays.

Except as provided below, following the executive’s termination of employment, each of the named executive officers is prohibited from competing with the Company for a period of 12 months. Such noncompetition covenant does not apply in the event that (i) the Company terminates Mr. Carlson’s employment for any reason other than by Cause or by reason of the executive’s breach of the agreement or Messrs. Backman, Sjöbring’s, and Batra’s, employment for any reason other than for Cause, or (ii) Mr. Carlson terminates employment due to the Company’s breach of the agreement or Messrs. Backman, Sjöbring, and Batra resigns for Good Reason. In consideration for such noncompetition covenant, the Company is obligated to make up to 12 monthly payments equal to the difference between the executive’s monthly gross salary as of the date of his employment termination and any lower salary earned by the executive in any new employment, if any. The aggregate monthly payments are limited to a maximum of 60% of the gross salary earned as of the date of his employment termination, and the Company will cease making payments once such aggregate amount has been reached. The Company is not obligated to make such payments if the executive’s employment terminates due to his retirement.

In addition to receiving full base salary and benefits during the requisite notice period, if Mr. Carlson is terminated involuntarily by the Company other than for Cause or breach of the agreement or if the Company terminates Messrs. Backman’s, Sjöbring’s, Batra’s or Bieler’s employment involuntarily other than for Cause or if Messrs. Backman, Sjöbring, Batra or Bieler, resigns for Good Reason, then the executive would be entitled to a lump sum severance payment equal to, in the case of Messrs. Backman, Sjöbring, Batra and Bieler one and one-half times his then-current base salary, or, in the case of Mr. Carlson, the sum of (i) the executive’s then-current annual salary, (ii) the average of the annual bonuses received by the executive for the two most recent fiscal years, or, if higher, the annual bonus for the fiscal year immediately prior to the year of termination, (iii) the annual taxable value of the benefit of a company car, and (iv) the value of any defined contribution plan benefits to which the executive would have been entitled to if he remained in service for one year following termination. If Mr. Carlson is given notice of termination by Veoneer for reasons other than “cause” or “disability,” or Mr. Carlson gives notice of termination for reasons that constitute “good reason” (as such terms are defined in the employment agreement) all retention payments made to date will be deducted from any payments to Mr. Carlson due under the employment agreement following the date of notice. Any unvested portion of the retention bonus on the date of notice will be forfeited. If Mr. Carlson gives notice of termination and resigns or gives notice of his retirement, any unvested portion of the retention bonus on the date of notice also will be forfeited. If Mr. Carlson dies or is given notice of termination by Veoneer by reason of his disability, the remaining unpaid retention amounts will be accelerated and paid in a single lump sum to Mr. Carlson or his estate, as applicable.

Severance Agreements. Each of Messrs. Carlson, Backman, Sjöbring and Batra has a change-in-control severance agreement (“CiC Severance Agreement”) with the Company. Pursuant to the terms of each of the CiC Severance Agreements, in the event that during the two-year period following a change of control, (i) the executive terminates his employment for Good Reason, (ii) the Company terminates the executive’s employment for any reason other than death or for Cause, or (iii) the executive’s employment is terminated due to disability, the executive would be entitled to receive an immediate lump sum payment (the “CiC Severance Payment”) in an amount equal to, in the case of Mr. Carlson 2.5 times the sum of (a) such executive’s then-current annual salary (or if higher, the salary in effect immediately prior to the first event or circumstances which constitutes Good Reason), (b) the average of the annual bonuses received by the executive for the two most recent fiscal years, or the annual bonus for the fiscal year immediately prior to the fiscal year during which occurs the first event or circumstance constituting Good Reason, whichever is highest, (c) the taxable value of the benefit of a company car, and (d) the value of any defined contribution plan benefits to which the executive would have been entitled to if he remained in service for one year following termination and in the case of Mr. Batra 2 times the sum of (a) such executive’s then-current annual salary (or if

57 – VEONEER, INC. 2021 PROXY STATEMENT

higher, the salary in effect immediately prior to the first event or circumstances which constitutes Good Reason), (b) the average of the annual bonuses received by the executive for the two most recent fiscal years, or the annual bonus for the fiscal year immediately prior to the fiscal year during which occurs the first event or circumstance constituting Good Reason, whichever is highest, (c) the taxable value of the benefit of a company car, and (d) the value of any defined contribution plan benefits to which the executive would have been entitled to if he remained in service for one year following termination and in the case of Messrs. Backman and Sjöbring; 1.5 times the sum of (a) his then-current annual salary (or if higher, the salary in effect immediately prior to the first event or circumstances which constitutes Good Reason); (b) (i) the average of the annual cash bonuses earned in the two fiscal years prior to the date of termination, (ii) if two fiscal years have not elapsed prior to the date of termination, the annual cash bonus earned in the fiscal year prior to termination, (iii) if a full fiscal year has not elapsed prior to the date of termination, his target annual cash bonus, or (iv) provided that it results in a higher bonus than the amount payable under (i) through (iii), the bonus payable for the fiscal year immediately prior to the first occurrence of an event or circumstance constituting Good Reason; (c) the taxable value of the benefit of a company car; and (d) the value of any defined contribution plan benefits to which he would have been entitled to if he remained in service for one year following the termination. The CiC Severance Payment is in lieu of the salary and benefits payable during the requisite notice period and the severance benefits that would otherwise be payable under the executive’s employment agreement.

For purposes of the discussion above, the following terms have the following meanings:

“Cause” generally means (i) the willful and continued failure by the executive to substantially perform his duties, or (ii) the willful engaging by the executive in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise.

“Change in Control” generally means (i) the acquisition of 20% or more of the Company’s voting securities; or (ii) the members of the Board cease to constitute a majority of the Board; or (iii) consummation of merger or consolidation unless (1) the current stockholders continue to own at least 60% of the surviving entity’s voting securities, or (2) such transaction was effected to implement a recapitalization of the Company in which no person acquires 20% or more of the Company’s voting securities; or (iv) stockholder approval of a liquidation or dissolution or consummation of an agreement for the sale or disposition of all or substantially all of the Company’s assets (unless the current stockholders continue to own at least 60% of the Company’s voting securities after such transaction).

“Good Reason” generally means the occurrence of any one of the following events without the executive’s express written consent: (i) the assignment to the executive of any duties inconsistent with his status as an executive officer or a substantial adverse alteration in the nature or status of his responsibilities; (ii) any reduction in the executive’s annual base salary; (iii) relocation of the executive’s principal place of employment to a location more than 30 miles, or 45 kilometers, as applicable, from his then-current principal place of employment; (iv) the Company’s failure to pay any portion of the executive’s compensation; (v) the discontinuance of any compensation plan in which the executive participated which is material to his total compensation; (vi) in the case of Messrs. Carlson and Batra, any direct or indirect reduction of any material fringe benefit in place at the time of the change in control, or the Company’s failure to provide the number of paid vacation days to which executive is entitled; (vii) any purported termination of the executive’s employment which is not effected pursuant to the notice requirements under the Severance Agreement; or (viii) the failure by any successor to the Company to expressly assume the employment agreement.

Equity Awards. Pursuant to Autoliv’s 1997 Stock Incentive Plan, Veoneer’s 2018 Stock Incentive Plan and the agreements evidencing the conversion of the outstanding Stock Awards upon the Spin-off, upon the occurrence of a change in control of Veoneer, any outstanding options and RSUs held by the executive would fully vest. Pursuant to the agreements evidencing awards originally granted under the Autoliv 1997 Stock Incentive Plan, upon the executive’s death or retirement, any outstanding RSUs held by the executive would become fully vested. For awards granted in 2019, a change in control acceleration occurs if the surviving entity does not assume or otherwise equitably convert or substitute the unvested equity in connection with the change in control. If the surviving company

VEONEER, INC. 2021 PROXY STATEMENT – 58

does assume or otherwise equitably convert or substitute the unvested equity, then the awards will accelerate and vest only if the executive’s employment is terminated without cause or if he resigns for good reason within two years following the change in control. Upon an executive’s involuntary termination of employment, absent a change in control, any outstanding options, RSUs that would vest during the applicable notice period, if any, would become fully vested.

Estimated Payments to Named Executive Officers upon Termination of Employment under Various Circumstances or a Change in Control. The following tables set forth the estimated value of the payments and benefits described above to each of Messrs. Carlson, Sjöbring, Batra and Bieler upon termination of employment under various circumstances or a change in control. The amounts shown assume that the triggering events occurred on December 31, 2020. For the purpose of the calculations, the 2020 defined contribution payments for each named executive officer have been used. The amounts contained in the table would be paid in Swedish Kronor, Euro or USD. All amounts have been converted to USD using the following exchange rate: 1 USD = 8.1886 SEK; 0.8158 EUR.

Jan Carlson					Change in
					Control and
	Resignation	Termination			Qualifying		Death or
Estimated Potential	without Good	without	Termination	Change in	Termination	Retirement	Disability
Payment or Benefit	Reason ($)	Cause ($)	for Cause ($)	Control ($)	($) (10)	($)	($)

Lump sum cash severance payment	—	591,112(7)(8)	—	—	8,180,665(7)	—	1,531,818(12)

Continuing salary/annual incentive payments during requisite notice period	1,538,673	3,462,014	—	—	—	—	—

Salary differential payments in consideration for noncompetition with the Company (1)	923,204	—	923,204	—	—	—	—

Continuing health, welfare and retirement benefits (2)	741,463	1,112,194	—	—	—	—	—

Accelerated vesting of equity (3)	761,355(4)	1,189,719(5)	—	761,355(6)	2,435,386	2,435,386(9)	2,435,386(9)

Company car (11)	11,061	16,592	—	—	—	—	—

Total	3,975,755	6,371,630	923,204	761,355	10,616,051	2,435,386	3,967,204

Mats Backman		Termination			Change in
		without Cause			Control and
	Resignation	or Resignation			Qualifying	Death or
Estimated Potential	without Good	for Good	Termination	Change in	Termination	Retirement
Payment or Benefit	Reason ($)	Reason ($)	for Cause ($)	Control ($)	($) (10)	($)

Lump sum cash severance payment	—	1,110,263	—	—	1,786,720(7)	—

Continuing salary/annual incentive payments during requisite notice period	370,088	370,088	—	—	—	—

Salary differential payments in consideration for noncompetition with the Company (1)	444,105	—	444,105	—	—	—

Continuing health, welfare and retirement benefits (2)	130,370	130,370	—	—	—	—

Accelerated vesting of equity (3)	—	532,500(5)	—	532,500(6)	1,408,633	1,408,633(9)

Company car (11)	5,358	5,358	—	—	—	—

Total	949,921	2,148,579	444,105	532,500	3,195,353	1,408,633

59 – VEONEER, INC. 2021 PROXY STATEMENT

Lars Sjöbring		Termination without Cause or Resignation for Good Reason ($)			Change in Control and Qualifying Termination ($) (10)

Estimated Potential Payment or Benefit	Resignation without Good Reason ($)		Termination for Cause ($)	Change in Control ($)		Death or Retirement ($)

Lump sum cash severance payment	—	1,121,969	—	—	1,864,695(7)	—

Continuing salary/annual incentive payments during requisite notice period	373,990	373,990	—	—	—	—

Salary differential payments in consideration for noncompetition with the Company (1)	448,787	—	448,787	—	—	—

Continuing health, welfare and retirement benefits (2)	139,513	139,513	—	—	—	—

Accelerated vesting of equity (3)	274,185(4)	274,185(5)	—	274,185(6)	916,571	916,571(9)

Company car (11)	16,569	16,569	—	—	—	—

Total	1,253,044	1,926,225	448,787	274,185	2,781,266	916,571

Matthias Bieler		Termination without Cause or Resignation for Good Reason ($)			Change in Control and Qualifying Termination ($) (10)

Estimated Potential Payment or Benefit	Resignation without Good Reason ($)		Termination for Cause ($)	Change in Control ($)		Death or Retirement ($)

Lump sum cash severance payment	—	919,343	—	—	919,343	—

Continuing salary/annual incentive payments during requisite notice period	306,448	306,448	—	—	306,448	—

Salary differential payments in consideration for noncompetition with the Company (1)	367,737	—	367,737	—	—	—

Continuing health, welfare and retirement benefits (2)	129,321	129,321	—	—	129,321	—

Accelerated vesting of equity (3)	—	—	—	—	725,116	725,116(9)

Company car (11)	5,418	5,418	—	—	5,418	—

Total	808,923	1,360,529	367,737	—	2,085,645	725,116

VEONEER, INC. 2021 PROXY STATEMENT – 60

The following footnotes apply to each of the tables above:

(1)

Reflects a monthly payment of 60% of the monthly gross salary earned as of the date of the executive’s employment termination, multiplied by 12, which is the maximum amount available to the executive pursuant to the terms of his employment agreement.

(2)

Reflects the value of the benefits disclosed in footnote (4) to the Summary Compensation Table (with the exception of amounts paid as vacation supplements or settlements) that the executive would be entitled to during the requisite notice period. The estimated values are determined based on the Company’s cost of providing such benefits during 2020.

(3)

Reflects the value of RSUs that vest upon the designated event, based on the closing price for a share of Autoliv and Veoneer common stock on December 31, 2020 (ALV $92.10 and VNE $21.30), the last trading day of the year. None of the named executive officers held unvested options as of December 31, 2020.

(4)

As discussed above, upon termination, the executive would be entitled to receive his compensation and benefits during the 12-month, 6-month or 1-month notice period, as applicable, including any equity awards that would vest during such period.

(5)

As discussed above, upon an involuntary termination, the executive would be entitled to receive his compensation and benefits during the 18-month or 6-month notice period, as applicable, including any equity awards that would vest during such period. The value of the equity awards upon an involuntary termination reflects the value of the RSUs that would vest during the notice period following December 31, 2020. For Mr. Backman, the amount includes the retention RSUs granted in 2019 that would accelerate in case of an involuntary termination, for other reason than Cause, or termination by Mr. Backman for Good Reason as defined in the grant agreement.

(6)

Upon a change in control, all RSUs granted prior to 2019 vest in full. For all LTI awards granted in 2019 and after, (i) in the event of a change in control in which the LTI awards are assumed by the surviving entity, if the employee’s employment is terminated without cause (or, in certain cases, if he resigns for good reason) within two years following the change in control, then the RSUs and PSs will immediately vest (at actual performance achievement for fulfilled performance periods and at the target level for unfulfilled performance periods, in the case of PSs); and (ii) in the event of a change in control in which the awards are not assumed by the surviving entity, then the RSUs and PSs will become immediately vested (at actual performance achievement for fulfilled performance periods and at the target level for unfulfilled performance periods, in the case of the PSs). The value of the equity awards upon a change in control assumes that LTI awards granted in 2019 and after were assumed by the surviving entity and reflects the value of all RSUs, including RSUs acquired through dividend equivalent rights, rounded down to the nearest whole share on December 31, 2020.

(7)

For purposes of calculating the lump sum payment, for Messrs. Carlson and Sjöbring the average of the annual bonuses received by the executive for the two most recent fiscal years (2018 and 2019) was used, which is greater than the annual bonus received by the executive for the year immediately prior to the year of termination (2019), for Mr. Backman, the annual bonus received by the executive for the year immediately prior to the year of termination (2019) as two fiscal years has not elapsed prior to the year of termination.

(8)

Per the terms of Mr. Carlson’s retention award, in the event that prior to July 1, 2021 Mr. Carlson is given notice of termination by Veoneer for reasons other than “cause” or “disability,” or Mr. Carlson gives notice of termination for reasons that constitute “good reason” (as such terms are defined in his employment agreement), all retention payments made to date will be deducted from any payments to Mr. Carlson due under his employment agreement following the date of notice. Any unvested portion of the retention bonus on the date of notice will be forfeited. If Mr. Carlson gives notice of termination and resigns or gives notice of his retirement prior to July 1, 2021, any unvested portion of the retention bonus on the date of notice also will be forfeited. If Mr. Carlson dies or is given notice of termination by Veoneer by reason of his disability, the remaining unpaid retention amounts will be accelerated and paid in a single lump sum to Mr. Carlson or his estate, as applicable.

(9)	As discussed above, the executive’s unvested RSUs will become fully vested upon his termination of employment by reason of death or retirement.
(10)	Qualifying termination after a change in control includes resignation for good reason, termination without cause or termination due to disability.
(11)

Reflects the value of the company car, fuel and parking during the requisite notice period. The estimated values are determined based on the Company’s cost (or estimated cost as of December 31, 2020) of providing such benefits during 2020.

(12)	Includes payment of Mr. Carlson’s unpaid retention bonus in cash and cash-settled RSUs, which would become payable in full in case of termination of his employment upon the designated events.

61 – VEONEER, INC. 2021 PROXY STATEMENT

Mr. Backman’s Resignation.

Mr. Backman resigned from his position as CFO and Executive Vice President, Finance on March 1, 2021. Pursuant to his employment agreement for a resignation without good reason, he will receive continuing salary and benefits through May 3, 2021 (the requisite 6-month notice period following the agreement effective date), with a value of $506,083. Mr. Backman will also receive the salary differential payments in consideration for noncompetition agreement with the Company $441,105, subject to his compliance with such covenant. Mr. Backman’s retention RSUs originally granted in 2019 vested on their scheduled vesting date, March 1, 2021. All other RSUs and PSs originally granted in 2019 and 2020 are subject to forfeiture according to their terms upon final termination of Mr. Backman’s employment.

Mr. Batra’s Resignation.

On December 15, 2020 Mr. Batra provided notice of his intent to resign from his position as Executive Vice President & Chief Technology Officer and resigned from such position on January 15, 2021. The Company and Mr. Batra agreed that the non-competition covenant in Mr. Batra’s employment agreement will not apply and he will therefore not receive any monthly payments in consideration for such noncompetition covenant contemplated by the employment agreement. Pursuant to his employment agreement for a resignation without good reason, he will receive continuing salary and benefits through January 15, 2021 (the requisite 1-month notice period), with a value of $31,877 and a lump sum payment for unused vacation days of $41,430. Mr. Batra forfeited all RSUs and PSs granted in 2019 and 2020.

CEO Pay Ratio

Methodology

Our CEO pay ratio for 2020, our last completed fiscal year, is a reasonable estimate calculated in compliance with the requirements of Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

For the compensation year 2020, as disclosed in this Proxy Statement we refer to the same “median employee” as we identified in 2019, as there were no significant changes that would impact the Company’s employee population, demographics or compensation arrangements. To identify the “median employee,” we took the following steps:

Step 1:

We identified our active employee population as of October 31, 2019. Our active workforce on October 31, 2019, including our consolidated subsidiaries, had 7,674 employees in 12 countries throughout the world. Of that population, 974 were U.S. employees and 6,700 were non-U.S. employees.

We based our analysis on the entire population (other than the CEO) as opposed to statistical sampling. As a result, our pay ratio includes 7,674 of our 7,674 global full-time, part-time, temporary, and seasonal employees whose compensation is set by Veoneer and who were paid through Veoneer’s payroll employed and active as of October 31, 2019.

Step 2:

We identified a consistently applied compensation measure which would provide a reasonable picture of the annual compensation of our employees. For our consistently applied compensation measure, we used “Actual Gross Taxable Compensation Reported Through Payroll”– a combination of salary/overtime (paid on an hourly, weekly, biweekly or monthly basis),a variety of other cash-based incentive pay (including bonuses and other types of production based pay typical for their respective positions), equity-based incentive and taxable benefits in kind received by the employees in our identified population.

VEONEER, INC. 2021 PROXY STATEMENT – 62

Given our multiple payroll systems and diverse global workforce, we measured compensation for our employee population using the 10-month period starting on January 1, 2019 and ending on October 31, 2019 (which we refer to as our measurement period). Our workforce is paid in ten currencies throughout the world on at least 16 different payroll systems. For the purpose of this disclosure, we applied the local currency to U.S. dollar exchange rate as of October 31, 2020 to the compensation paid. We did not make any cost-of-living adjustments.

Step 3:

We identified the “median employee” from our employee population by ranking our employees, excluding the CEO, high to low based on their actual gross taxable compensation earned over the measurement period.

Calculating the CEO Pay Ratio

Using the above methodology, we determined that our median employee was a full-time, salaried employee residing in Sweden. At the end of the year, we identified and calculated the elements of the median paid employee’s total compensation for the fiscal year 2020 in accordance with the requirements of the Summary Compensation Table, as disclosed below. For the purpose of this disclosure the amount has been converted from SEK to USD using the exchange rate 1 USD = 8.1886 SEK.

Accordingly, our median employee’s 2020 total compensation was $54,265. Our CEO’s 2020 total compensation was $6,504,470, as reflected in the “Total” column in the Summary Compensation table. Therefore, our CEO’s total compensation compared to our median employees total compensation (the CEO Pay Ratio) is 120 to 1.

	Year		Bonus $	Stock Awards $	Non-Equity Incentive plan Compensation $	Change in Pension Value and Nonquali- fied Deferred Compensation	All Other Compensation $	Total $

CEO	2020	1,794,862	1,000,000	642,479	2,308,009	—	759,121	6,504,470

Median employee	2020	50,795	—	—	—	—	3,470	54,265

63 – VEONEER, INC. 2021 PROXY STATEMENT

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to Section 14A of the Exchange Act, Veoneer stockholders are entitled to cast an advisory vote on the Company’s executive compensation program. As discussed in the Compensation Discussion and Analysis beginning on page 35 of this Proxy Statement, our compensation system plays a significant role in the Company’s ability to attract, retain, and motivate management talent, which the Board believes is necessary for the Company’s long-term success. The Board believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company’s executive officers with those of its stockholders.

The Board invites you to review carefully the Compensation Discussion and Analysis beginning on page 35 of this Proxy Statement and the tabular and other disclosures on compensation under 2020 Executive Compensation Process on page 44 of this Proxy Statement, and cast a vote either to endorse or not endorse the Company’s compensation of its named executive officers through the following resolution:

“Resolved, that stockholders approve the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles, as discussed and disclosed in the Compensation Discussion and Analysis, the executive compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

While the vote does not bind the Board to any particular action, the Board values the input of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION ON A NON-BINDING BASIS.

VEONEER, INC. 2021 PROXY STATEMENT – 64

Proposal 3 - Approval of the Veoneer, Inc. 2021 Stock Incentive Plan

On February 16, 2021, our Board adopted, subject to stockholder approval at the Annual Meeting, the Veoneer, Inc. 2021 Stock Incentive Plan (the “2021 Plan”). Subject to stockholder approval, the 2021 Plan will become effective on the date of the Annual Meeting (the “Effective Date”).

As of March 1, 2021, there were approximately 1,568,491 shares of our common stock subject to outstanding awards under the 2018 Plan and approximately 1,699,519 shares of our common stock reserved and available for future awards under the 2018 Plan. Without our stockholders’ approval of the 2021 Plan, the Company will not have adequate ability to continue to grant different types of equity awards needed to remain competitive in the marketplace. Our Board believes the 2021 Plan contains features that are consistent with stockholder protection and sound corporate governance practices and is in the best interests of our Company and our stockholders, as discussed in greater detail below. Accordingly, our Board unanimously recommends that our stockholders approve the 2021 Plan.

Important Information About the 2021 Plan

Shares Available Under the 2021 Plan

If the 2021 Plan is approved by our stockholders, the aggregate number of shares of common stock issuable under the 2021 Plan will be 13,000,000 plus any shares underlying awards outstanding under the 2018 Plan as of March 1, 2021 that are subsequently forfeited. If the 2021 Plan is approved by our stockholders, no further awards will be granted under the 2018 Plan.

Key Data Used to Determine the Number of Shares Needed

Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2018 Plan as of March 1, 2021:

2018 Plan(1)

Total shares underlying outstanding stock options	205,188

Weighted-average exercise price of outstanding stock options	$29.33

Weighted-average remaining contractual life of outstanding stock options	3.11 years

Total shares underlying time-based outstanding unvested full value awards	1,363,303

Total shares currently available for grant	1,699,519(2)

Common Stock outstanding as of March 1, 2021	111,762,652

Market price of Common Stock as of March 1, 2021	$28.32

(1)	Includes information regarding all outstanding equity awards and shares available for future awards, which are all under the 2018 Plan.
(2)	Represents 1,699,519 shares available for future awards under the 2018 Plan. If the 2021 Plan is approved by our shareholders, no further awards will be granted under the 2018 plan.

65 – VEONEER, INC. 2021 PROXY STATEMENT

As noted above, as of March 1, 2021, 1,699,519 shares remained available for future awards under the 2018 Plan. If the 2021 Plan is approved, as of the Effective Date, a total of 13,000,000 shares (comprised of the 1,699,519 shares that remained available for future awards as of March 1, 2021, plus the newly added 11,300,481 shares), less any shares subject to awards granted between March 1, 2021 and the Effective Date under the 2018 Plan, plus any shares underlying awards outstanding under the 2018 Plan as of March 1, 2021 that are subsequntly forfeited, will be available for future awards under the 2021 Plan (subject to the terms of the 2021 Plan, including adjustments for changes in capitalization and the share counting/recycling provisions).

Significant Historical Award Information. Common measures of a stock plan’s cost include burn rate, overhang and dilution. The burn rate refers annual share usage, which measures how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last two years that we have been listed as a free-standing public company, we have maintained an average adjusted gross burn rate (1) of 0.68% of shares of our common stock outstanding per year. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded and includes shares that may be awarded in the future, which is commonly referred to as “overhang.”

Key Equity Metrics	FY2020 (%)	FY2019 (%)

Adjusted Burn Rate (1)	0.29	1.07

Overhang (2)	3.30	3.07

Dilution (3)	0.81	1.55

(1)

Adjusted burn rate is calculated by dividing the number of common shares subject to equity awards granted during the applicable fiscal period by the total number of common shares outstanding during the applicable fiscal period.

(2)

Overhang is calculated by dividing (a) the sum of (x) the number of common shares subject to equity awards outstanding at the end of the year and (y) the number of common shares available for future grants, by (b) the number of common shares outstanding at the end of the year.

(3)

Dilution is calculated by dividing the number of common shares subject to equity awards outstanding at the end of the fiscal year by the number of common shares outstanding at the end of the fiscal year

Future Share Needs. If the 2021 Plan is approved by our stockholders, the total number of shares available for grant will be 13,000,000, plus any shares underlying awards outstanding under the 2018 Plan as of March 1, 2021 that are subsequently forfeited. We expect this amount to last for several years, although there are various factors that could impact our future equity share usage. Among the factors that will impact our actual share usage are changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our equity program and forfeitures of outstanding awards. The total overhang resulting from the share request under the 2021 Plan, including awards outstanding under the 2018 Plan, represents approximately 13% of the shares of our common stock outstanding as of March 1, 2021.

Sound Corporate Governance Practices

We have designed the 2021 Plan, as amended, to include features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants and non-employee directors with the interests of stockholders and the Company. These features include, but are not limited to, the following:

•	No evergreen provision. The 2021 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2021 Plan can be automatically replenished.

•

No repricing of stock options or stock appreciation rights. Without the prior approval of the Company’s stockholders, outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, nor may stock options or stock appreciation rights be cancelled in exchanged for stock options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original award. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price or base price per share of the option or stock appreciation right, respectively.

VEONEER, INC. 2021 PROXY STATEMENT – 66

•

No discounted stock options or stock appreciation rights. Stock options and stock appreciation rights may not be granted with exercise prices or base prices lower than the fair market value of the underlying shares on the grant date.

•

No liberal share recycling provisions. Shares retained by or delivered to the Company to pay the exercise price of a stock option or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award will count against the number of shares remaining available under the 2021 Plan.

•	No liberal change-in-control definition. The change-in-control definition contained in the 2021 Plan is not a “liberal” definition that would be activated on stockholder approval of a transaction.

•

No single-trigger change in control vesting. If awards granted under the 2021 Plan are assumed by the successor entity in connection with a change in control in the Company, such awards will not automatically vest and pay out upon the change in control.

•

Minimum vesting requirements. No more than five percent (5%) of the shares available for issuance under the 2021 Plan may be granted pursuant to awards with a vesting period of less than one (1) year, subject to certain exceptions.

•

Limitation on non-employee director compensation. The 2021 Plan provides that, with respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one non-employee director, including all stock awards and cash payments will not exceed $700,000, including in the case of a non-employee Chairman of the Board or Lead Director.

•

No dividends on unearned awards or appreciation awards. The 2021 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards. In addition, no dividends will accrue on options or stock appreciation rights.

•	Clawback Policy. Awards granted under the 2021 Plan are subject to the Company’s clawback policy and any other compensation recoupment policy of the Company as adopted from time to time.

General Information

The following is a summary of the other material features of the 2021 Plan. This summary is subject to and qualified by reference to the actual text of the 2021 Plan, a complete copy of which is attached as Annex B to this proxy statement.

Purpose. The 2021 Plan is intended to promote the long term financial interests and growth of the Company by (i) attracting and retaining executive personnel, (ii) motivating executive personnel by means of growth-related incentives, (iii) providing incentive compensation opportunities that are competitive with those of other major corporations, and (iv) furthering the identity of interests of participants with those of our stockholders.

Administration. The Compensation Committee administers the 2021 Plan. Subject to the limitations of the 2021 Plan the Compensation Committee has the authority to select participants from among those eligible to receive awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2021 Plan; and make other decisions and determinations that may be required under the plan.

Shares Available for Awards. Subject to any adjustment as provided in the 2021 Plan, the maximum number of shares that may be issued pursuant to awards granted under the 2021 Plan will not exceed 13,000,000, plus any shares underlying awards outstanding under the 2018 Plan as of March 1, 2021 that are subsequently forfeited. All such shares may be granted as incentive stock options. Shares of

67 – VEONEER, INC. 2021 PROXY STATEMENT

common stock issued under the 2021 Plan may be authorized but unissued common stock or authorized and issued common stock held in the Company’s treasury or a combination thereof.

Share Counting. If an award, or portion of an award, expires or terminates without all the shares covered by that award having been issued, or if an award is settled in cash, the number of shares underlying the expired, terminated or cash settled award will not reduce the number of shares available under the 2021 Plan. If any shares issued pursuant to an award are forfeited and returned to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or reacquired will again become available for issuance under the 2021 Plan. Any shares tendered or withheld (i) to pay the exercise price of an option granted under the 2021 Plan or (ii) to satisfy tax withholding obligations associated with an award granted under the 2021 Plan will not become available again for issuance under the 2021 Plan.

Non-employee Director Compensation Limit. With respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one nonemployee director, including all meeting fees, cash retainers and retainers granted in the form of awards, will not exceed $700,000, including in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the nonemployee director in such fiscal year (computed in accordance with applicable financial accounting rules).

Adjustments. In the event of a recapitalization, reorganization, spin off, stock dividend, stock split, combination or other increase or reduction in the number of issued shares of common stock, our board of directors or the Compensation Committee will be required by the 2021 Plan to make such adjustments in the number and kind of shares authorized by the 2021 Plan, the number and kind of shares covered by, or with respect to which payments are measured under, outstanding awards, and the exercise price of each award, as necessary to prevent dilution or enlargement of the rights of participants and as determined to be appropriate and equitable.

Eligibility. The 2021 Plan permits the grant of awards to employees, non-employee directors and consultants, of the Company and its affiliates, as the Compensation Committee may select from time to time. As of March 1, 2021, 175 employees, 7 non-employee directors and 0 consultants were eligible to participate in the 2021 Plan.

Available Awards. The 2021 Plan authorizes the grant of awards in any of the following forms:

•

Options to purchase shares of our common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code. The exercise price of an option granted under the 2021 Plan may not be less than the fair market value of our common stock on the date of grant (other than in the case of substitute awards). No option will be exercisable for more than ten years from the date of grant.

•

Stock appreciation rights (SARs), which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the SAR (which cannot be less than the fair market value of the underlying common stock as of the date of grant (other than in the case of substitute awards)). No SARs will be exercisable for more than ten years after the date of grant.

•

Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions.

VEONEER, INC. 2021 PROXY STATEMENT – 68

•

Stock units, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future. In the case of restricted stock units, the right to receive stock is based upon the attainment of stated vesting or performance criteria. Deferred stock units represent a fully-vested right to receive stock in the future. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all stock units still subject to restrictions.

•

Cash awards and awards valued in whole or in part by reference to, or otherwise based on, our common stock to such persons, in such amounts, and subject to such terms and conditions as the Compensation Committee may determine in its discretion.

Performance Goals. The Compensation Committee may grant any award under the 2021 Plan, including cash-based awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Compensation Committee.

Minimum Vesting. Stock awards granted under the 2021 Plan must have a minimum vesting period such that they do not vest earlier than the first anniversary of the date the award is granted; provided, that the following awards are not subject to such minimum vesting requirement: any (i) substitute awards granted in connection with a merger or similar transaction, (ii) shares delivered in lieu of fully-vested cash awards, (iii) awards to non-employee directors, provided that there is no less than 50 weeks between the date of grant of such awards and the next annual meeting of stockholders, and (iv) any additional awards the Compensation Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the 2021 Plan.

Change in Control. Upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board: (i) all outstanding options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding restricted stock and RSUs will lapse, and (iii) the payout level under performance awards as set forth in the applicable award agreement. Upon the occurrence of a change in control of the Company in which awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without “cause” (or, in certain cases, if the participant resigns for “good reason”), then (i) all outstanding options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding restricted stock and RSUs will lapse, and (iii) the payout level under performance awards will be determined based upon an assumed achievement of all relevant performance goals at the target level.

Limitations on Transfer; Beneficiaries. Except as may otherwise be determined by the Compensation Committee, a participant may not transfer an award other than by will or the laws of descent and distribution. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Prohibition on Repricing. Outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price higher than the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Termination and Amendment. The Board or the Compensation Committee may suspend, revise, terminate or amend the 2021 Plan at any time; provided, however, that no such action may, without the consent of a participant, reduce the participants’ rights under any outstanding award.

69 – VEONEER, INC. 2021 PROXY STATEMENT

Foreign Jurisdictions. The Compensation Committee may, in its discretion, make awards with terms and conditions different from those specified in the 2021 Plan to participants who are employed outside of the United States or who are foreign nationals to accommodate for differences in foreign and local law, tax policy, and custom; provided that any such awards will be subject to the share reserve described above (and the related share counting provisions).

Certain U.S. Federal Income Tax Consequences

The following discussion is a brief summary of the principal U.S. federal income tax consequences under current federal income tax laws relating to awards under the 2021 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options. An optionee will not recognize any income upon the grant of a non-qual-ified stock option. The Company will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as ordinary income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a corresponding tax deduction at such time. In the event of a sale of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss.

Incentive Stock Options. An optionee will not recognize any income at the time of grant of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant. If the optionee holds the option shares for the required holding period of at least one year after exercise and two years after the date of grant of the incentive stock option, any difference between the amount realized upon disposition and the exercise price will be treated as long-term capital gain (or loss) to the optionee, and the Company will not be entitled to a federal income tax deduction. If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” and the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a U.S. federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A grantee will not recognize any income upon receipt of a stock appreciation right, and the Company will not be allowed a tax deduction, at the time the award is granted. When the grantee exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and the Company generally will be allowed a corresponding U.S. federal income tax deduction at that time.

Restricted Stock. A grantee will not recognize any income upon the receipt of restricted stock provided that the award is nontransferable and is subject to a substantial risk of forfeiture, unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the Company will be allowed a corresponding federal income tax deduction at that time. If the stock is later forfeited, the holder will not be able to recover the tax previously paid pursuant to the election. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

VEONEER, INC. 2021 PROXY STATEMENT – 70

Unrestricted Stock. A grantee will recognize ordinary income upon the receipt of unrestricted stock in an amount equal to the fair market value of the stock at the time of receipt, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

Restricted or Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time.

Other Types of Awards. A grantee generally will not recognize income, and the Company will not be allowed a tax deduction, at the time certain other awards or rights are granted (for example, when applicable performance goals are established). Upon receipt of cash, stock or other property in settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the cash, stock or other property received, and the Company generally will be entitled to a tax deduction in the same amount.

Benefits to Named Executive Officers and Others

Future awards under the 2021 Plan will be granted in the discretion of the Compensation Committee, and therefore are not determinable.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020, about the common stock that may be issued under the 2018 Plan. The Company does not have any equity compensation plans that have not been approved by its stockholders.

(c) Number of Securities
	(a)		Remaining Available for
	Number of Securities	(b)	Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights(2)	Column (a))(3)

Equity Compensation Plans Approved by Stockholders(1)	1,733,364	20.69	1,691,556

Equity Compensation Plans Not Approved by Stockholders	-	-	-

Total	1,733,364	20.69	1,691,556

(1)	2018 Stock Plan.
(2)	Excludes RSUs and PSs which convert to shares of common stock for no consideration.
(3)	All such shares are available for issuance pursuant to grants of full-value stock awards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE PROPOSAL TO APPROVE THE 2021 PLAN.

71 – VEONEER, INC. 2021 PROXY STATEMENT

Proposal 4 - Ratification of Appointment Of Independent Auditors

The Audit Committee of the Board has appointed Ernst & Young AB (“EY”) as the independent accounting firm for the Company’s fiscal year ending December 31, 2021. The committee has been advised that EY has no relationship with the Company or its subsidiaries other than that arising from the firm’s employment as accountants.

In accordance with directions of the Audit Committee, this appointment is being presented to the stockholders for ratification at the Annual Meeting. While ratification by stockholders of this appointment is not required by law or the Company’s Restated Certificate of Incorporation or the Bylaws, the Audit Committee and management believe that such ratification is desirable. In determining whether to reappoint EY as our independent auditor, the Audit Committee considered a number of factors, including, among others, the quality of services and sufficiency of resources, the firm’s independence and objectivity, communication and interaction with the Audit Committee and management, and the reasonableness of its fees for audit and non-audit services.

Ernst & Young LLP performed certain services for us in connection with the Spin-off, and has been our independent public accountant since the Spin-off in June 2018.

The Company has been advised that a representative of EY will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement, if desired.

Required Vote

The affirmative vote of stockholders holding at least a majority of the shares of the Company’s common stock voting on this proposal at the Annual Meeting is required for approval of this proposal to appoint the independent auditors. Conversely, if a majority of such shares vote against the proposal, the Audit Committee will consider that fact when it selects its independent auditors for the following year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AB AS THE COMPANY’S INDEPENDENT AUDITORS

Fees of Independent Auditors

Types of Fees
(Dollars in millions, USD)	2020	2019

Audit Fees	$5.6	$6.4

Audit-Related Fees	$0.1	$0.5

Tax Fees	$0.2	—

All Other Fees	—	—

Total	$5.9	$6.9

Percent of total that were Audit or Audit-Related	97%	100%

Audit Fees, Audit-Related Fees, and Tax Fees are calculated in accordance with Veoneer’s average exchange rates for 2019, as applicable.

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Audit Fees

Audit fees for the fiscal year ended December 31, 2020 relate to professional services provided by EY for the audit of the Company’s annual financial statements, including the review of the financial statements included in the Company’s Annual Report on Form 10-K for 2020.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted guidelines for the provision of audit and non-audit services by EY, including requiring Audit Committee pre-approval of any such audit and non-audit services. In developing these guidelines, the Audit Committee took into consideration the need to ensure the independence of EY while recognizing that EY may possess the expertise on certain matters that best positions it to provide the most effective and efficient services on certain matters unrelated to accounting and auditing. On balance, the Audit Committee will only pre-approve the services that it believes enhance the Company’s ability to manage or control risk. The Audit Committee was also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services, and the total amount of fees for permissible non-audit services (excluding tax services). The guidelines provide for the pre-approval by the Audit Committee of described services to be performed, such as audit, audit-related, tax and other permissible non-audit services. Approval of audit and permitted non-audit services may also be made by the chairperson of the Committee, and the person granting such approval must report such approval to the Committee at the next scheduled meeting.

The Audit Committee has considered the audit, audit-related, tax and all other services discussed above, and additional information provided to the Company by EY and determined that the provision of these services is compatible with the independence of EY. The Audit Committee pre-approved all such services in 2020.

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Discretionary Voting of Proxies on Other Matters

For business to be properly brought by a stockholder before an annual meeting of stockholders, timely advance written notice thereof must be received by the Secretary of the Company at its principal executive offices in accordance with the Bylaws, a copy of which may be obtained by written request to the Company’s Secretary or on the Company’s website at www.Veoneer.com – Who we are – Governance. No such notices were received for the 2021 Annual Meeting.

Should any other matter requiring a vote of the stockholders be properly brought before the Annual Meeting, the proxy card confers upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote such shares in respect of any such matter in accordance with their best judgment, to the extent permitted by applicable law and the listing standards of the NYSE, see “How Your Shares Will Be Voted” on page 7 of this Proxy Statement.

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Other Matters

Delinquent Section 16(a) Reports

The members of the Board, the executive officers of the Company and persons who hold more than 10% of our common stock (collectively, the “Reporting Persons”) are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company’s securities on Form 3 and transactions in the Company’s securities on Forms 4 or 5. Based solely on its review of the copies of such forms received by it and written representations from the Company’s executive officers and directors, the Company believes that, for the fiscal year ended December 31, 2020, the Section 16(a) filing requirements were complied with by all the Reporting Persons during and with respect to such year, with the exception of an Initial Report on Form 3 for Mr. Biscotti that was filed one day late and Mr. Zhang that was filed two days late, due to a delay in obtaining Edgar filings codes.

Stockholder Proposals for 2022 Annual Meeting

Proposals Pursuant to Rule 14a-8. Under Rule 14a-8(e) of the Exchange Act, stockholder proposals intended to be presented at the 2022 annual stockholders meeting must be received by us on or before November 25, 2021 to be eligible for inclusion in our proxy statement and proxy card related to that meeting. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the proxy statement and proxy card for the 2022 annual meeting of stockholders.

Proposals Pursuant to the Bylaws. Under the Bylaws, in order to bring any business before the stockholders at the 2022 annual meeting of stockholders, other than proposals that will be included in our proxy statement, you must comply with the procedures described below. In addition, you must notify us in writing, and such notice must be delivered to or mailed and received by our Secretary at our principal executive offices no earlier than the close of business on January 13, 2022 and no later than the close of business on February 12, 2022.

As more fully described in Section 5.2 of the Bylaws, a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, the text of the proposed business (including any resolutions proposed for consideration and any proposed amendment to the Bylaws, if applicable) and the reasons for conducting such business at the annual meeting, (b) a representation that the stockholder is a holder of record of shares at the time of such notice, is entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy, (c) the name and record address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is submitted, (d) a list of the class or series and number of shares of stock of the Company which are owned beneficially and of record by the stockholder and the beneficial owner, if any, on whose behalf the proposal is submitted, (e) any material interest of the stockholder in such business, and (f) a description of any agreement, arrangement or understanding with respect to such business between or among the stockholder any affiliates, associates or others acting in concert with the stockholder.

Nominations Pursuant to the Bylaws. Under the Bylaws, in order to nominate a director for election to the Board, stockholders must comply with the notice procedures and requirements found in Article II, Section 6 of the Bylaws, a copy of which may be obtained by written request to the Company’s Secretary or on the Company’s website at www.Veoneer.com – Who we are – Governance.

By Order of the Board of Directors of Veoneer, Inc.:

Lars Sjöbring

Executive Vice President Legal Affairs, General Counsel and Secretary

March 29, 2021, Stockholm, Sweden

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Annex A

Agreements Entered into with Autoliv in Connection with the Spin-off

Distribution Agreement

In connection with the internal reorganization, we entered into a Master Transfer Agreement with Autoliv which was amended and restated effective as of the Spin-off (the “Distribution Agreement”). The Distribution Agreement governs certain transfers of assets and assumptions of liabilities by each of Veoneer and Autoliv and the settlement or extinguishment of certain liabilities and other obligations among the companies and their subsidiaries. In particular, substantially all of the assets and liabilities associated with the separated Electronics business were retained by or transferred to Veoneer or its subsidiaries and all other assets and liabilities were retained by or transferred to Autoliv or its subsidiaries. The Distribution Agreement also provided the principal corporate transactions required to effect the Spin-off, certain conditions to the Spin-off and provisions governing the relationship between us and Autoliv with respect to and resulting from the completion of the Spin-off. The Distribution Agreement also provides for indemnification obligations designed to make the Company financially responsible for substantially all liabilities that may exist relating to its business activities, whether incurred prior to or after the completion of the internal reorganization, as well as those obligations of Autoliv assumed by us pursuant to the Master Transfer Agreement; provided, however, certain warranty, recall and product liabilities for Electronics products manufactured prior to the completion of the internal reorganization were retained by Autoliv and Autoliv will indemnify us for any losses associated with such warranty, recall or product liabilities. As of December 31, 2020, $9.2 million of product-related liabilities were indemnifiable losses subject to indemnification by Autoliv.

Employee Matters Agreement

The Employee Matters Agreement governs Autoliv’s and Veoneer’s compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company. Autoliv will be responsible for liabilities associated with Autoliv allocated employees and liabilities associated with former employees and Veoneer will be responsible for liabilities associated with Veoneer allocated employees, but Autoliv will retain and continue to be responsible for certain post-retirement liabilities relating to plans sponsored by Autoliv. The Employee Matters Agreement provided for the conversion of the outstanding awards granted under the Autoliv equity compensation programs into adjusted awards relating to both shares of Autoliv and Veoneer common stock.

Tax Matters Agreement

The Tax Matters Agreement governs the respective rights, responsibilities and obligations of Autoliv and Veoneer with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. The agreement also specifies the portion, if any, of this tax liability for which Veoneer will bear responsibility and provides for certain indemnification provisions with respect to amounts for which they are not responsible. In addition, under the agreement, each party is expected to be responsible for any taxes imposed on Autoliv that arise from the failure of the Spin-off and certain related transactions to qualify as a tax-free transaction for U.S. federal income tax purposes.

Transition Services

Autoliv and Veoneer entered into multiple agreements to provide each other with ongoing services for a limited period of time to help ensure an orderly transition following the Spin-off. These included (i) an Amended and Restated Transition Services Agreement (“TSA”), (ii) sales and purchase or reseller agreements, (iii) software sublicenses, (iv) a transitional trademark license, and (v) multiple lease guarantee letters.

Pursuant to the TSA, Autoliv provided certain finance, information technology, human resources and compensation, facilities, legal and compliance and other services. We paid Autoliv for any such services utilized at agreed amounts as set forth in the TSA. In addition, for a term set forth in the TSA, we and Autoliv were permitted to mutually agree on additional services to be provided by Autoliv to us that were provided to us by Autoliv prior to the distribution but were omitted from the TSA at pricing based on market rates that are reasonably agreed to by the parties. We entered into reseller agreements with Autoliv to facilitate the temporary arrangement of the sale of our products manufactured for certain customers for a limited period after the Spin-off. Autoliv collected the customer payments and remitted the payments to Veoneer under these reseller arrangements.

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In 2020, Veoneer paid Autoliv an aggregate of approximately $0.243 million for services provided under the TSA and reseller agreements.

The TSA expired by its terms on March 31, 2020 and was extended by mutual consent for one month. Upon expiration of the TSA Veoneer and Autoliv finalized ongoing agreements to extend a very limited set of services to facilitate ongoing business. These services are being provided at market rate and relate to continuing guarantees for property leases, transitional trademark usage, resale arrangements for customers who had not yet completed supply system transition to Veoneer, and some limited IT services. All extended resale arrangements terminated by the end of 2020.

Supply/Service Agreements

We entered into certain direct sale product supply and

applications engineering agreements with Autoliv after the Spin-off. In 2020, Autoliv paid Veoneer an aggregate of approximately $0.1 million for engineering services and $69.1 million for products (not including products sold through the reseller agreements referenced above), and Veoneer paid Autoliv an aggregate of approximately $1.7 million for engineering services, under these commercial agreements.

Sublease Agreement

A subsidiary of Veoneer subleases office space from a subsidiary of Autoliv pursuant to a sublease agreement. Veoneer is required to pay approximately $167,385 for the full term of the lease (through March 31, 2021) based on year-end 2020 current exchange rates between the US Dollar and the Swedish krona.

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Annex B

VEONEER, INC.

2021 STOCK INCENTIVE PLAN

1.    Purpose. The purpose of the Veoneer, Inc. 2021 Stock Incentive Plan (the “Plan”) is to promote the long term financial interests and growth of Veoneer, Inc. (the “Company”) by (a) attracting and retaining executive personnel, (b) motivating executive personnel by means of growth-related incentives, (c) providing incentive compensation opportunities that are competitive with those of other major corporations; and (d) furthering the identity of interests of participants with those of the stockholders of the Company.

2.    Definitions. The following definitions are applicable to the Plan:

“Award Agreement” means a written document, in such form as the Committee (as defined below) prescribes from time to time, setting forth the terms and conditions of an award. Award Agreements may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an award or series of awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant (as defined below).

“Affiliate” means any entity in which the Company has a direct or indirect equity interest which is so designated by the Committee.

“Cause” shall have the meaning set forth in the applicable Award Agreement.

“Change in Control” shall mean the happening of any of the following events:

(i) An acquisition after the Effective Date by any individual, entity or group (with the meaning of Section 13(d) (3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company or (4) any acquisition of the Company by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (hereinafter referred to as a “Corporate Transaction”), if, pursuant to such Corporate Transaction, the conditions described in clauses (1), (2) and (3) of subsection (iii) below are satisfied; or

(ii) A change in the composition of the Board of Directors after the Effective Date such that the individuals who, as of the Effective Date the, constituted the Board of Directors (such Board of Directors shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, for purposes of this subsection, that any individual who becomes a member of the Board of Directors subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board of Directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors shall not be so considered as a member of the Incumbent Board; or

(iii) The consummation of a Corporate Transaction after the Effective Date; excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the

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corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the electron of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction or any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The consummation after the Effective Date of (1) a complete liquidation or dissolution of the Company or (2) the sale or other disposition of all or substantially all of the assets of the Company; excluding, however, such a sale or other disposition to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the outstanding shares of common stock of such corporation and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is beneficially owned, directly, or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of such corporation and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (c) individuals who were members of the Incumbent Board constitute at least a majority of the members of the board of directors of such corporation.

“Code” means that the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” means a committee of two or more directors of the Company who are “Non-Employee Directors” as such term is used in Rule 16b-3.

“Common Stock” means the common stock, $1 par value, of the Company or such other securities as may be substituted therefor pursuant to Section 5(f).

“Effective Date” has the meaning set forth in Section 5(l).

“Exchange” means any national securities exchange on which the Common Stock may from time to time be listed or traded.

“Fair Market Value” of the Common Stock on any date, means the “Closing Market Price.” The “Closing Market Price” means the price at which the Company’s security was last sold in the principal United States market for such security as of the date for which the closing market price is determined. If the Common Stock is listed on a U.S. securities exchange, the Closing Market Price will be the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange, the last sale price as quoted by the applicable interdealer quotation system for such date, provided that if the Common Stock is not quoted on such interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A of the Code.

“Good Reason” shall have the meaning set forth in the applicable Award Agreement.

“Participant” means any employee, non-employee director or consultant of the Company or an Affiliate selected by the Committee and granted an award under the Plan. Notwithstanding the foregoing, a person is treated as a consultant for purposes of this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933, as amended is available to register either the offer or the sale of the Company’s securities to such person.

“Prior Plan” means the Veoneer, Inc. 2018 Stock Incentive Plan.

“Rule 16b-3” means such rule adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule.

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3.    Limitation on Aggregate Shares.

(a) The number of shares of Common Stock with respect to which awards may be granted under the Plan and which may be issued upon the exercise or payment thereof shall not exceed, in the aggregate, a number of shares equal to 13,000,000, plus any shares underlying awards outstanding under the Prior Plan as of March 1, 2021 that are subsequently forfeited . All of such shares may be granted as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code or any successor provision. Such shares of Common Stock may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

(b) Shares covered by an award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 3(b). After the Effective Date, the following provisions shall apply to Prior Awards in accordance with Section 5(l).

(i) To the extent that all or a portion of an award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited shares originally subject to the award will be added back to the Plan share reserve and again be available for issuance pursuant to awards granted under the Plan.

(ii) Shares subject to awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to awards granted under the Plan.

(iii) The full number of shares subject to an option shall count against the number of shares remaining available for issuance pursuant to awards made under the Plan, even if the exercise price of an option is satisfied through net-settlement or by delivering shares to the Company (by either actual delivery or attestation).

(iv) The full number of shares subject to a SAR that is settled in shares shall count against the number of shares remaining available for issuance pursuant to awards made under the Plan (rather than the net number of shares actually delivered upon exercise).

(v) Shares withheld from an award to satisfy tax withholding requirements shall count against the number of shares remaining available for issuance pursuant to awards granted under the Plan, and shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

(vi) Shares repurchased by the Company on the open market with the proceeds of an option exercise shall not be added to the Plan share reserve.

(vii) Substitute awards granted pursuant to Section 5(e) shall not count against the shares otherwise available for issuance under the Plan.

(viii) Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to shares to reflect the transaction) may be issued under the Plan pursuant to awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 3(a).

(c) With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and retainers granted in the form of awards, shall not exceed $700,000, including amounts paid to any non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

4.    Awards. The Committee may grant to Participants, in accordance with this Section 4 and the other provisions of the Plan, stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), deferred stock units (“DSUs”) and other cash-based or stock-based awards.

(a) Options.

(i) Options granted under the Plan may be ISOs within the meaning of Section 422 of the Code or any successor provision, or in such other form, consistent with the Plan, as the Committee may determine.

(ii) The option price per share of Common Stock shall be fixed by the Committee at not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (other than with respect to an option granted as a substitute award pursuant to Section 5(e)).

(iii) Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

(iv) Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Corporate Secretary) and payment in full of the option price. Payment of the option price may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (A) in cash (including check, bank draft, or money order), (B) in Common Stock (valued at the Fair Market Value thereof on the date of exercise), including the Common Stock with respect to which the Options have been issued,

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(C) by a combination of cash and Common Stock or (D) with any other consideration.

(v)  Except as otherwise provided in Section 5(f), without the prior approval of the stockholders of the Company: (i) the option price of an option may not be reduced, directly or indirectly, (ii) an option may not be cancelled or surrendered in exchange for options, SARs or other awards with an option or base price that is less than the option price of the original option, (iii) an option may not be cancelled or surrendered in exchange for other awards if the current Fair Market Value of the shares underlying the option is lower than the option price per share of the option, and (iv) an option may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the shares underlying the option is lower than the option price per share of the option.

(vi) Notwithstanding anything in this Plan or any Award Agreement, no option shall provide for dividend equivalents or have any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the option.

(vii) No option granted under the Plan shall be exercisable for more than ten (10) years from the date of grant.

(b) SARs.

(i) A SAR shall entitle its holder to receive from the Company, at the time of exercise of such right, an amount equal to the excess of the Fair Market Value (at the date of exercise) of a share of Common Stock over a specified price fixed by the Committee (“Base Price”) multiplied by the number of shares as to which the holder is exercising the SAR. The amount payable may be paid by the Company in Common Stock (valued at its Fair Market Value on the date of exercise), including the Common Stock with respect to which the SARs have been issued, cash or a combination thereof, as the Committee may determine, which determination shall be made after considering any preference expressed by the holder.

(ii) A SAR shall be exercised by written notice to the Company (to the attention of the Corporate Secretary) at any time prior to its stated expiration.

(iii) A SAR shall have a Base Price that is not less than the Fair Market Value of a share of Common Stock as of the date of grant (other than with respect to a SAR granted as a substitute award pursuant to Section 5(e)).

(iv) Except as otherwise provided in Section 5(f), without the prior approval of the stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled or surrendered in exchange for options, SARs or other awards with an option or base price that is less than the base price of the original SAR, (iii) a SAR may not be cancelled or surrendered in exchange for other awards if the current Fair Market Value of the shares underlying the SAR is lower than the base price per share of the SAR, and (iv) a SAR may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the shares underlying the SAR is lower than the base price per share of the SAR.

(v) Notwithstanding anything in this Plan or any Award Agreement, no SAR shall provide for dividend equivalents or have any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(vi) No SAR shall be exercisable for more than ten (10) years from the date of grant.

(c) Restricted Stock; Restricted Stock Units; Deferred Stock Units.

(i) The Committee is authorized to make awards of restricted stock, restricted stock units (“RSUs”) or deferred stock units (“DSUs”) to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An award of restricted stock, RSUs or DSUs shall be evidenced by an Award Agreement setting forth the terms, conditions, and restrictions applicable to the award.

(ii) There shall be established for each restricted stock and RSU award a restriction period (the “restriction period”) of such length as shall be determined by the Committee. Shares of restricted stock or RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Awards of restricted stock, RSUs or DSUs shall be subject to such other restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the award or thereafter. Except for such restrictions on transfer and such other restrictions as the Committee may impose, the Participant shall have all the rights of a holder of Common Stock as to such restricted stock and the Participant shall have none of the rights of a stockholder with respect to RSUs or DSUs until such time as shares of stock are paid in settlement of the RSUs or DSUs.

(iii) In the case of restricted stock, the Committee may provide that ordinary dividends declared on the shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional shares or otherwise reinvested (subject to Share availability under Section

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3(a) hereof) and subject to the same vesting provisions as provided for the host award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host award becomes vested, and any dividends accrued with respect to forfeited restricted stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying award lapse. In the case of RSUs or DSUs, the Committee may provide that dividend equivalents (i) will be deemed to have been reinvested in additional shares or otherwise reinvested (subject to Share availability under Section 3(a) hereof) and subject to the same vesting provisions as provided for the host award, or (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host award becomes vested, and, in either case, any dividend equivalents accrued with respect to forfeited awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividend equivalents be paid or distributed until the vesting restrictions of the underlying award lapse.

(iv) Shares of restricted stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of restricted stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock, shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. At the expiration of the restriction period, the Company shall redeliver to the Participant (or the Participant’s legal representative or designated beneficiary) the certificates deposited pursuant to this Section.

(v) Except as provided by the Committee at the time of grant or otherwise, upon a termination of employment of the Participant for any reason during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, all shares of restricted stock or RSUs still subject to restriction shall be forfeited by the Participant.

(d) Other Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to the Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Common Stock awarded purely as a “bonus” and not subject to any restrictions or conditions; convertible or exchangeable debt securities; other rights convertible or exchangeable into shares of Common Stock, and awards valued by reference to the value of securities of or the performance of the Company. Such awards may be payable in Common Stock, cash or both, and shall be subject to such restrictions and conditions, as the Committee shall determine.

(e) Performance Conditions on Awards.

(i) The Committee is authorized to grant any award under this Plan, including cash-based awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. The Committee may establish performance goals for such awards which may be based on any criteria selected by the Committee, including but not limited to the criteria listed in subsection (ii) hereof. In addition, the Committee shall, if applicable, determine a performance period and performance goals to be achieved during the performance period, subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in laws, regulations or accounting practices, unusual or non-recurring items or occurrences. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between maximum and minimum levels during the performance period in order to evaluate the level of payment to be made, if any.

(ii) The Committee may establish performance goals for performance-based awards based on any performance criteria it selects, including but not limited to any of the following criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a division, region, department or function within the Company or an Affiliate:

•	Revenue
•	Sales
•	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
•	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
•	Net income (before or after taxes, operating in come or other income measures)
•	Cash (cash flow, cash generation or other cash measures)
•	Stock price or performance
•	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
•	Economic value added (and other value creation measures)
•	Return measures (including, but not limited to, return on assets, capital, equity, investments or

VEONEER, INC. 2021 PROXY STATEMENT – 82

sales, and cash flow return on assets, capital, equity, or sales);
•	Market share
•	Improvements in capital structure (including, but not limited to, debt to equity ratio and debt to total assets ratio)
•	Ezpenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
•	Business expansion or consolidation (acquisitions and divestitures)
•	Internal rate of return or increase in net present value
•	Working capital targets relating to inventory and/or accounts receivable
•	Safety standards
•	Productivity measures
•	Cost reduction measures
•	Strategic plan development and implementation.

Performance goals with respect to the foregoing performance criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. The Committee may determine that any member of a comparable group or an index that disappears during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

(B) The Committee may provide in any performance-based award that any evaluation of performance shall exclude or otherwise objectively adjust for any specified event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) unusual or infrequent occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) any other specific, unusual or nonrecurring events, or objectively determinable category thereof, including discontinued operations or changes in the Company’s fiscal year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

(C) Any payment of a performance-based award shall be

conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

(f) Deferrals. The Committee may allow a Participant may elect to defer all or a portion of any award (other than an option or SAR) in accordance with procedures established by the Committee and in compliance with Section 409A of the Code, if applicable. Deferred amounts will be subject to such terms and conditions and shall accrue such yield thereon (which may be measured by the Fair Market Value of the Common Stock and dividends thereon) as the Committee may determine. Payment of deferred amounts may be in cash, Common Stock or a combination thereof, as the Committee may determine. Deferred amounts shall be considered an award under the Plan. The Committee may establish a trust to hold deferred amounts or any portion thereof for the benefit of Participants. Notwithstanding anything in this Plan, no option or SAR granted under this Plan shall have any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the option or SAR.

(g) Foreign Alternatives. Without amending and notwithstanding the other provisions of the Plan, in the case of any award to be held by any Participant who is employed outside the United States or who is a foreign national the Committee may specify that such award shall be made on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

5.    Miscellaneous Provisions.

(a) Administration. The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority: (i) to select Participants in the Plan, (ii) to make awards in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate (and/or waive any limitations, restrictions or conditions upon such awards, including acceleration of any award in connection with a termination of employment, death, disability, change in control, or any other reason, as it shall deem appropriate), (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted hereunder and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee’s determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company, subject to such allocation to its Affiliates and operating units as it deems appropriate.

83 – VEONEER, INC. 2021 PROXY STATEMENT

The Committee may delegate any of its authority under clauses (i), (ii) or (iii) above to such persons as it deems appropriate; provided, however, that such delegation may not be made with respect to the grant of awards to eligible Participants who are subject to Section 16(a) of the Exchange Act as of the date of grant of an award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted.

(b) Non-Transferability. Except as may otherwise be determined by the Committee and subject to provisions of Section 5(j), (i) no award under the Plan, and no interest therein, shall be transferable by the Participant otherwise than by will or the laws of descent and distribution, and (ii) all awards shall be exercisable or received during the Participant’s lifetime only by the Participant or the Participant’s legal representative. Any purported transfer contrary to this provision will nullify the award and, for the avoidance of doubt, in no event shall awards be transferable for consideration.

(c) Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary, equity-based awards granted under the Plan shall vest no earlier than the first anniversary of the date the award is granted (excluding for this purpose any: (i) substitute awards granted pursuant to Section 5(e), (ii) shares delivered in lieu of fully-vested cash awards, (iii) awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders, provided that there is no less than fifty (50) weeks between the date of grant of such awards and the next annual meeting of stockholders); provided, however that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 5(f)). For the avoidance of doubt, this Section 5(c) does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award Agreement or otherwise.

(d) Form of Payment For Awards. At the discretion of the Committee, payment of awards may be made in cash, shares of Common Stock, a combination of cash and shares of Common Stock, or any other form of property as the Committee shall determine. In addition, payment of awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

(e) Substitute Awards. The Committee may grant awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

(f) Adjustments Upon Certain Changes.

(i) In the event of a reorganization, recapitalization, spinoff, stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Common Stock, the Board of Directors or the Committee shall, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices specified therein as may be determined to be appropriate and equitable.

The Committee may provide in the Award Agreement for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder in the event of a change in control, merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of, or spinoff or similar transaction by, the Company.

(ii) Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 5(f)(i), the Committee may, in its sole discretion, provide (i) that awards will be settled in cash rather than Common Stock, (ii) that awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Common Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the option or base price of the award, (v) that performance targets and performance periods for awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

VEONEER, INC. 2021 PROXY STATEMENT – 84

(g) Change in Control. The provisions of this Section 13.8 shall apply in the case of a Change in Control, unless otherwise provided in the award agreement or any special Plan document or separate agreement with a Participant governing an award.

(i) Upon the occurrence of a Change in Control in which outstanding awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control in a manner approved by the Committee or the Board, if within twenty-four (24) months after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (X) all of that Participant’s outstanding options, SARs and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (Y) all time-based vesting restrictions on his or her outstanding awards shall lapse, and (Z) the payout level under all of that Participant’s performance-based awards that were outstanding immediately prior to effective time of the Change in Control shall be determined as set forth in the applicable Award Agreement. To the extent that this provision causes incentive stock options to exceed the dollar limitation set forth in Code Section 422(d), the excess options shall be deemed to be nonstatutory stock options.

(ii) Upon the occurrence of a Change in Control in which outstanding awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (X) outstanding options, SARs, and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (Y) all time-based vesting restrictions on outstanding awards shall lapse, and (Z) the payout level under all outstanding performance-based awards shall be determined as set forth in the applicable Award Agreement. To the extent that this provision causes incentive stock options to exceed the dollar limitation set forth in Code Section 422(d), the excess options shall be deemed to be nonstatutory stock options.

(h) Tax Withholding. The Committee shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to any amount payable and/or shares issuable under the Plan, and the Committee may defer such payment or issuance unless indemnified to its satisfaction. Unless otherwise determined by the Committee at the time the award is granted or thereafter, a Participant may make an irrevocable election to have shares of Common Stock otherwise issuable under an award withheld, tender back to the Company shares of common stock received pursuant to an award or deliver to the Company previously-acquired shares of Common Stock, in each case, having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any election and may limit, suspend or terminate the right to make such elections.

(i) Listing and Legal Compliance. The Committee may suspend the exercise or payment of any award so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

(j) Beneficiary Designation. Subject to Section 5(b), Participants may name, from time to time, beneficiaries (who may be named contingently or successively) to whom benefits under the Plan are to be paid in the event of their death before they receive any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the participant in writing with the Committee during the participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

(k) Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his or her present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

(l) Effective Date. The “Effective Date” means the date of the approval of this Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each award shall, notwithstanding any of the other provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date, on which date the Plan will expire except as to awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than 10 years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the Effective Date. Outstanding awards shall remain in effect until they have been exercised or terminated, or have expired.

85 – VEONEER, INC. 2021 PROXY STATEMENT

(m) Amendment, Suspension and Termination of Plan. The Board of Directors or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable. No such amendment, suspension or termination shall impair the rights of Participants under outstanding awards without the consent of the Participants affected thereby. The Committee may amend or modify any award in any manner to the extent that the Committee would have had the authority under the Plan to initially grant such award. No such amendment or modification shall impair the rights of any Participant under any award without the consent of such Participant.

(n) Prior Plan. Awards have been issued and are currently outstanding under the Prior Plan (the “Prior Awards”). As of the Effective Date, no more awards may be granted under the Prior Plan. The terms of the Prior Plan, however, shall remain in full force and effect with respect to awards outstanding under the Prior Plan. Notwithstanding the preceding sentence, provided, however, to the extent any Prior Awards expire unexercised or unpaid or are cancelled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under this Plan. Such shares of Common Stock may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Committee shall determine.

(o) Code Section 409A

(i) Application. The provisions of this Section 5(o) shall apply only with respect to participants who are subject to the provisions of Section 409A of the Code.

(ii) General. It is intended that the payments and benefits provided under the Plan and any award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and any Award Agreement shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any award.

(iii) Definitional Restrictions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installments) would be effected, under the Plan or by reason of the occurrence of a Change in Control or separation from service, such amount or benefit will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control or separation from service meet any description or definition of “change in control event” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any award upon a Change in Control or separation from service, however defined. If this provision prevents the payment or distribution of any amount or bene-fit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the award that is permissible under Section 409A. If this provision prevents the application of a different form of payment of any amount or benefit, such payment shall be made in the same form as would have applied absent such designated event or circumstance.

(iv) Allocation among Possible Exemptions. If any one or more awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the Committee) shall determine which awards or portions thereof will be subject to such exemptions.

(v) Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(1) the amount of such non-exempt deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(1) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

VEONEER, INC. 2021 PROXY STATEMENT – 86

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.

(vi) Grants to Employees of Affiliates. Eligible Participants who are service providers to an Affiliate may be granted options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

(vii) Anti-Dilution Adjustments. Notwithstanding any anti-dilution provision in the Plan, the Committee shall not make any adjustments to outstanding options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5) (v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A.

**********

The foregoing is hereby acknowledged as being the Veoneer, Inc. 2021 Stock Incentive Plan as adopted by the Board on             , 2021, and by the Company’s stockholders on            , 2021.

VEONEER, INC.

By:

Name:	Lars Sjöbring

Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary

87 – VEONEER, INC. 2021 PROXY STATEMENT

OUR STRATEGY Deliver Innovative Solutions You Can Trust OUR CORE PILLARS Flawless Delivery Customer-Centric Collaboration Human-Centric Innovation OUR BELIEFS Burning Curiosity Passion for Excellence Bold Honesty veoneer.com

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online Go to www.envisionreports.com/VNE or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/VNE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.
1. Election of three Directors to the Board of Directors of Veoneer for a term of three years:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Robert W. Alpsaugh	☐	☐	☐	02 - James R. Ringler	☐	☐	☐	03 - Jan Carlson	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory Vote to approve compensation of named executive officers.	☐	☐	☐	3. To approve the Veoneer, Inc. 2021 Stock Incentive Plan.	☐	☐	☐

4. Ratification of Ernst & Young AB as Veoneer’s independent auditors for the fiscal year ending December 31, 2021.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

The 2021 Annual Meeting of Stockholders of Veoneer, Inc. will be held on

May 10, 2021 at 11:00am ET, virtually via the internet at www.meetingcenter.io/200181384.

To access the virtual meeting, you must have the Stockholder Control Number that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is – VNE2021.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The material is available at: www.envisionreports.com/VNE

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VNE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy - Veoneer, Inc.

This proxy is solicited on behalf of the Board of Directors of Veoneer, Inc. for use at the Annual Meeting of Stockholders to be held on May 10, 2021 and at any adjournment or postponement thereof.

The undersigned hereby revokes all proxies and appoints Jan Carlson and Lars Sjöbring, with full power of substitution, to attend the Annual Meeting of Stockholders of Veoneer, Inc. to be held on Monday, May 10, 2021 at 11:00 a.m. Eastern Time virtually via the internet and at any adjournment or postponement thereof and to vote as specified in this proxy all the shares of Veoneer, Inc. common stock which the undersigned would be entitled to vote if personally present upon all subjects that may properly come before the meeting.

In their discretion, Mr. Carlson and Mr. Sjöbring are also authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action. If any nominee should become unavailable for election prior to the meeting, the proxies will vote for the election of a substitute nominee or nominees proposed by the Board of Directors. If specific voting instructions are not given with respect to matters to be acted upon and the signed card is returned, the proxies will vote in accordance with the directors’ recommendations and at their discretion on any other matters that may properly come before the meeting to the extent permitted by applicable law and the listing requirements of the New York Stock Exchange. This will allow your proxy to address currently unforeseen matters that may arise during the meeting as well as matters incidental to the conduct of the meeting. For more information see “Voting on Matters Not in Proxy Statement” in the Proxy Statement. If you do not sign and return a proxy, submit a proxy by telephone or Internet or attend the meeting and vote by ballot, shares that you own directly cannot be voted.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the recommendation of the Board of Directors and FOR the election of the nominees to the Board and FOR Proposals 2, 3 and 4.

Your vote is important! Please sign and date this card on the reverse side and return promptly in the enclosed postage-paid envelope or utilize the Vote by Phone or Vote Online service to cast your vote.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

Online Go to www.envisionreports.com/VNE or scan the QR code – login details are located in the shaded bar below.

Important Notice Regarding the Availability of Proxy Materials for the

Veoneer, Inc. Stockholder Meeting to be Held on May 10, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/VNE

Easy Online Access – View your proxy materials and vote.

Step 1:  Go to www.envisionreports.com/VNE.

Step 2:  Click on Cast Your Vote or Request Materials.

Step 3:  Follow the instructions on the screen to log in.

Step 4:  Make your selections as instructed on each screen for your delivery preferences.

Step 5:  Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 23, 2021 to facilitate timely delivery.

2 N O T	C O Y

03ENCD

Stockholder Meeting Notice

The 2021 Annual Meeting of Stockholders of Veoneer, Inc. will be held on May 10, 2021 at 11:00am ET, virtually via the internet at www.meetingcenter.io/200181384. The password for this meeting is – VNE2021.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1.	Election of three directors to the Board of Directors of Veoneer for a term of three years: Robert W. Alpsaugh, James R. Ringler and Jan Carlson.
2.	Advisory vote to approve the compensation of our named executive officers.
3.	To approve the Veoneer, Inc. 2021 Stock Incentive Plan.
4.	Ratification of Ernst & Young AB as Veoneer’s independent auditors for the fiscal year ending December 31, 2021.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–   Internet – Go to www.envisionreports.com/VNE. Click Cast Your Vote or Request Materials.

–   Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with “Proxy Materials Veoneer, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 23, 2021.